As filed with the U.S. Securities and Exchange Commission on July 22, 2011

Securities Act File No. 2-91556

Investment Company Act File No. 811-4052

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 118
and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 125

(Check appropriate box or boxes.)

Legg Mason Partners Money Market Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Money Market Trust

100 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on July 31, 2011 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Western Asset Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset California Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund.

July 31, 2011

Prospectus

Western Asset

Municipal

Money Market

Fund

Class : Ticker Symbol

A	: TFMXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Municipal Money Market Fund

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class A shares of the fund.

Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None[1]
Small account fee[2] ($)	15
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.45
Distribution and service (12b-1) fees	0.10
Other expenses[3]	0.28
Total annual fund operating expenses	0.83
Fees forgone and/or expenses reimbursed[4]	(0.23)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.60

[1]	In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charges due upon redemption of fund shares purchased through exchange.
[2]

Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[3]	“Other expenses” have been restated to reflect higher fees with respect to Class A shares.
[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	61	241	437	1,004

Principal investment strategies

The fund is a money market fund which, under normal circumstances, invests at least 80% of its assets in short-term high quality “municipal securities.” Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the interest on which is excluded from regular federal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

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Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if

4	Western Asset Municipal Money Market Fund

Certain risks cont’d

average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their embedded assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

Western Asset Municipal Money Market Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of Class A shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (06/30/2007): 0.81 Worst quarter (03/31/2010): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 06/30/2011, was 0.01

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years
Class A	0.06	1.61	1.44

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)
General	1,000/50
Participants in Eligible Broker Sweep Programs	None/None
Uniform Gifts or Transfers to Minor Accounts	1,000/50
Systematic Investment Plans	50/50
Clients of Eligible Financial Intermediaries	None/None
Institutional Investors	1,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund at 1-877-721-1926 or 1-212-857-8181.

6	Western Asset Municipal Money Market Fund

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset Municipal Money Market Fund	7

More on the fund’s investment strategies, investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Except for the fund’s 80% policy, discussed below, the fund’s investment objective and strategies may be changed without shareholder approval. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to both federal and state income taxes.

Credit quality

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in one of the two highest short-term rating categories, or if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Liquidity

The fund must follow strict rules with respect to the liquidity of its portfolio securities, including weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by the fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

8	Western Asset Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Western Asset Municipal Money Market Fund	9

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by government-sponsored entities such Fannie Mae or Freddie Mac, or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

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More on the fund’s investment strategies, investments and risks cont’d

Repurchase agreements

In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and the fund’s yield will go down. If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the fund is subject to maturity limitations on the investments it may purchase, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio

Western Asset Municipal Money Market Fund	11

managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. The fund invests exclusively in securities that are rated by one or more rating agencies, when the fund buys them, in the two highest short-term rating categories or, if not rated are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base. In order to ensure

12	Western Asset Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Structured securities risk. The value of a structured security in which the fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with concentration in the banking industry. The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Western Asset Municipal Money Market Fund	13

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/ individualinvestors/products, and click on the name of the fund in the dropdown menu.

14	Western Asset Municipal Money Market Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2011, LMPFA’s total assets under management were approximately $195.6 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2011, the total assets under management of Western Asset and its supervised affiliates were approximately $455.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2011, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $677.6 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended March 31, 2011, the fund paid LMPFA a management fee of 0.16% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2011.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares, subject to recapture as described below. This arrangement is expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is also permitted to recapture any such amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any lower limit then in effect.

Recordkeeping fees

The fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

Western Asset Municipal Money Market Fund	15

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Western Asset Municipal Money Market Fund

Buying shares

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

You buy Class A shares at net asset value with no initial or contingent deferred sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within one year of the date you purchased shares of the original fund. However, in connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a service agent

You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire, you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Western Asset Municipal Money Market Fund	17

Through the fund

Investors should contact the fund at 1-877-721-1926 or 1-212-857-8181 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares or arrange for the wiring of federal funds by calling the fund at 1-877-721-1926 or 1-212-857-8181.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If you pay by wire and your purchase wire is not received by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order prior to 12:00 noon (Eastern time) on a fund business day, shares purchased will normally be entitled to receive dividends declared on that day and orders received after 12:00 noon (Eastern time) on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

18	Western Asset Municipal Money Market Fund

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you are the customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the fund at 1-877-721-1926 or 1-212-857-8181

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Remember that an exchange is normally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share

•   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   Your shares may be subject to an initial sales charge at the time of exchange

•   For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181.

Western Asset Municipal Money Market Fund	19

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

20	Western Asset Municipal Money Market Fund

Redeeming shares

Generally

You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, if you recently purchased your shares by check, the processing of your redemption request may be delayed.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur transaction costs converting the securities into cash.

Western Asset Municipal Money Market Fund	21

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181. Please have the following information ready when you place your redemption request:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

If you hold your shares directly with the fund and your telephonic redemption request is submitted after the fund calculates its net asset value, your request will not be accepted and you must resubmit your request on the next business day.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi- annually or annually

•   You must elect to have all dividends and distributions reinvested

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

22	Western Asset Municipal Money Market Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

Western Asset Municipal Money Market Fund	23

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion) by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. The small account fee, including a share redemption, also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-Direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

24	Western Asset Municipal Money Market Fund

Other things to know about transactions cont’d

All Accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, or the fund or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Municipal Money Market Fund	25

Dividends, distributions and taxes

Dividends

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. For other distributions, you will generally have to pay federal income taxes, as well as any state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to noncorporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends (including exempt-interest dividends). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

26	Western Asset Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund normally closes for business and calculates its NAV at 4:00 p.m. (Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Municipal Money Market Fund	27

Financial highlights

The financial highlights table is intended to help you understand the performance of Class A shares of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2011	2010		2009		2008	2007[1]
Net asset value, beginning of year	$1.000	$1.000		$1.000		$ 1.000	$1.000
Income (loss) from operations:
Net investment income	0.001	0.000	[2]	0.013		0.029	0.031
Net realized and unrealized gain (loss)[2]	0.000	0.000		(0.000)		0.000	0.000
Total income from operations	0.001	0.000	[2]	0.013		0.029	0.031
Less distributions from:
Net investment income	(0.001)	(0.000)	[2]	(0.013)		(0.029)	(0.031)
Net realized gains	—	—		(0.000)	[2]	(0.000) [2]	(0.000)	[2]
Total distributions	(0.001)	(0.000)	[2]	(0.013)		(0.029)	(0.031)
Net asset value, end of year	$1.000	$1.000		$1.000		$1.000	$1.000
Total return[3]	0.06%	0.03%		1.32%		2.93%	3.10%
Net assets, end of year (millions)	$5,283	$5,900		$8,785		$10,051	$8,232
Ratios to average net assets:
Gross expenses	0.53%	0.55%[4]		0.53%[4]		0.52%	0.53%[5]
Net expenses[6,7]	0.28 [8,9]	0.40	[4,8,9]	0.53	[4]	0.52	0.52	[5,8]
Net investment income	0.01	0.03		1.32		2.85	3.05

[1]	Represents a share of capital stock outstanding prior to April 16, 2007.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.52% and 0.37% for the year ended March 31, 2010, respectively, and the gross and net expense ratios would both have been 0.51% for the year ended March 31, 2009.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.52%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus]

Western Asset

Municipal Money Market Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926 or 1-212-857-8181, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4052)

FD02310ST 07/11

July 31, 2011

Prospectus

Western Asset

Massachusetts

Municipal

Money Market

Fund

Class : Ticker Symbol

A	: MASXX
I

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Massachusetts Municipal Money Market Fund

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None[1]	None
Small account fee[2] ($)	15	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class I
Management fees	0.45	0.45
Distribution and service (12b-1) fees	0.10	None
Other expenses[3]	1.43	1.43
Total annual fund operating expenses	1.98	1.88
Fees forgone and/or expenses reimbursed[4]	(1.38)	(1.38)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.60	0.50

[1]	In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charges due upon redemption of fund shares purchased through exchange.
[2]

Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[3]

“Other expenses” have been restated to reflect higher fees with respect to Class A shares. “Other expenses” for Class I shares are based on amounts for Class A shares because no Class I shares were outstanding during the fund’s last fiscal year.

[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	61	487	939	2,193
Class I	51	457	888	2,089

Western Asset Massachusetts Municipal Money Market Fund	3

Principal investment strategies

The fund is a money market fund which, under normal circumstances, invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. In addition, the

4	Western Asset Massachusetts Municipal Money Market Fund

Certain risks cont’d

recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal or Massachusetts personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their embedded assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal obligors.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset Massachusetts Municipal Money Market Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (06/30/2007): 0.79 Worst quarter (03/31/2010): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 06/30/2011, was 0.03

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years
Class A	0.05	1.52	1.36

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)
	Class A	Class I
General	1,000/50	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A
Systematic Investment Plans	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund at 1-877-721-1926 or 1-212-857-8181.

6	Western Asset Massachusetts Municipal Money Market Fund

Tax information

The fund intends to distribute income that is exempt from regular federal and Massachusetts income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset Massachusetts Municipal Money Market Fund	7

More on the fund’s investment strategies, investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Except for the fund’s 80% policy, discussed below, the fund’s investment objective and strategies may be changed without shareholder approval. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to federal income tax and Massachusetts state personal income tax.

Credit quality

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in one of the two highest short-term rating categories, or if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Liquidity

The fund must follow strict rules with respect to the liquidity of its portfolio securities, including weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by the fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

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More on the fund’s investment strategies, investments and risks cont’d

Massachusetts municipal securities

Massachusetts municipal securities include debt obligations issued by any of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The fund may invest up to 20% of its assets,

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measured at the time of investment, in partnership interests and swap-based securities. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging

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More on the fund’s investment strategies, investments and risks cont’d effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements

In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and the fund’s yield will go down. If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

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•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the fund is subject to maturity limitations on the investments it may purchase, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. The fund invests exclusively in securities that are rated by one or more rating agencies, when the fund buys them, in the two highest short-term rating categories or, if not rated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses

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exceed the fund’s income, the fund may be unable to maintain its $ 1.00 share price. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Structured securities risk. The value of a structured security in which the fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with concentration in the banking industry. The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell

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municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. The Massachusetts economy has experienced a significant slowdown, and the unemployment rate in the Commonwealth remains high. Rising health care costs are increasing the Commonwealth’s liabilities for benefits for active and retired state employees, and retirement systems face increasing unfunded liabilities. Home sales have declined steeply, resulting in lower home values. Collections of real estate taxes, the major source of revenues for municipalities in the Commonwealth, decrease as real property values fall. These conditions could continue or get worse. Collections of income tax, a major source of state revenue, may be reduced following a scheduled reduction in the income tax rate starting in 2012, and any reduction in federal funds could place additional strain on the Commonwealth’s resources. Municipalities often depend on fiscal assistance from the Commonwealth. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the SAI.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax or Massachusetts personal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to federal and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a

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More on the fund’s investment strategies, investments and risks cont’d portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be subject to regular federal and Massachusetts personal income taxes, and distributions of any gains generally will be subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Massachusetts.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/ individualinvestors/products, and click on the name of the fund in the dropdown menu.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2011, LMPFA’s total assets under management were approximately $195.6 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2011, the total assets under management of Western Asset and its supervised affiliates were approximately $455.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2011, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $677.6 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended March 31, 2011, the fund paid LMPFA a management fee of 0.12% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2011.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is also permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in a class’ total annual operating expenses exceeding the applicable limit described above, or any lower limit then in effect.

Recordkeeping fees

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

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More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of the fund.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally invest in Class A and Class I shares of the fund. For additional information, refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

The fund may offer one or more additional classes of shares. Only Class A and Class I shares are offered through this Prospectus.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

18	Western Asset Massachusetts Municipal Money Market Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes offered through this Prospectus. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[3]
Class A	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class I	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to Institutional Investors and other eligible investors • Generally lower annual expenses than Class A	None	None	None	Class I shares of funds sold by the distributor

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.
[2]

In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

Western Asset Massachusetts Municipal Money Market Fund	19

Sales charges

Class A shares

You buy Class A shares at net asset value with no initial or contingent deferred sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within one year of the date you purchased shares of the original fund. However, in connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

20	Western Asset Massachusetts Municipal Money Market Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have different investment minimums, fees and expenses.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Massachusetts Municipal Money Market Fund	21

Buying shares

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent

You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire, you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 or 1-212-857-8181 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares or arrange for the wiring of federal funds by calling the fund at 1-877-721-1926 or 1-212-857-8181.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If you pay by wire and your purchase wire is not received by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

22	Western Asset Massachusetts Municipal Money Market Fund

Buying shares cont’d

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order prior to 12:00 noon (Eastern time) on a fund business day, shares purchased will normally be entitled to receive dividends declared on that day and orders received after 12:00 noon (Eastern time) on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset Massachusetts Municipal Money Market Fund	23

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the fund at 1-877-721-1926 or 1-212-857-8181

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Remember that an exchange is normally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share

•   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   Your shares may be subject to an initial sales charge at the time of exchange

•   For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

24	Western Asset Massachusetts Municipal Money Market Fund

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset Massachusetts Municipal Money Market Fund	25

Redeeming shares

Generally

You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, if you recently purchased your shares by check, the processing of your redemption request may be delayed.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur transaction costs converting the securities into cash.

26	Western Asset Massachusetts Municipal Money Market Fund

Redeeming shares cont’d

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181. Please have the following information ready when you place your redemption request:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

If you hold your shares directly with the fund and your telephonic redemption request is submitted after the fund calculates its net asset value, your request will not be accepted and you must resubmit your request on the next business day.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   You must elect to have all dividends and distributions reinvested

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset Massachusetts Municipal Money Market Fund	27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

28	Western Asset Massachusetts Municipal Money Market Fund

Other things to know about transactions cont’d

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion) by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. The small account fee, including a share redemption, also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have

Western Asset Massachusetts Municipal Money Market Fund	29

your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30	Western Asset Massachusetts Municipal Money Market Fund

Dividends, distributions and taxes

Dividends

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax as will capital gain distributions to the extent that the gain on the underlying Massachusetts municipal securities is exempt by statute. For other distributions, you will generally have to pay federal income taxes, as well as any state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Generally, long-term capital gain; exempt from personal income tax to the extent from gain on certain Massachusetts municipal securities
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to noncorporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

Western Asset Massachusetts Municipal Money Market Fund	31

Dividends, distributions and taxes cont’d

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends (including exempt-interest dividends). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund normally closes for business and calculates its NAV at 4:00 p.m. (Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32	Western Asset Massachusetts Municipal Money Market Fund

Financial highlights

The financial highlights table is intended to help you understand the performance of Class A shares of the fund for the past five years. No financial highlights are presented for Class I shares because no Class I shares were outstanding for the periods shown. The returns for Class I shares will differ from those of Class A shares to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2011		2010		2009	2008		2007[1]
Net asset value, beginning of year	$1.000		$1.000		$1.000	$1.000		$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.000	[2]	0.011	0.028		0.030
Net realized gain (loss)	—		—		—	(0.000)	[2]	0.000	[2]
Total income from operations	0.000	[2]	0.000	[2]	0.011	0.028		0.030
Less distributions from:
Net investment income	(0.000)	[2]	(0.000)	[2]	(0.011)	(0.028)		(0.030)
Net realized gains	—		—		—	(0.000)	[2]	(0.000)	[2]
Total distributions	(0.000)	[2]	(0.000)	[2]	(0.011)	(0.028)		(0.030)
Net asset value, end of year	$1.000		$1.000		$1.000	$1.000		$1.000
Total return[3]	0.05%		0.02%		1.12%	2.84%		3.01%
Net assets, end of year (millions)	$160		$195		$254	$300		$261
Ratios to average net assets:
Gross expenses	0.63%		0.67%[4]		0.62%[4]	0.61%		0.61%[5]
Net expenses[6]	0.30	[7,8,9]	0.42	[4,7,8,9]	0.62 [4,7]	0.61	[7]	0.61	[5,7,8]
Net investment income	0.01		0.02		1.14	2.74		2.96

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.64% and 0.39%, respectively, for the year ended March 31, 2010 and would both have been 0.60% for the year ended March 31, 2009, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.61% and 0.60%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.80%

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Western Asset

Massachusetts Municipal Money Market Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926 or 1-212-857-8181, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4052)

FD01673ST 07/11

July 31, 2011

Prospectus

Western Asset

California

Municipal

Money Market

Fund

Class : Ticker Symbol

A	: MBCXX
I	: MBYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset California Municipal Money Market Fund

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None[1]	None
Small account fee[2] ($)	15	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class I
Management fees	0.45	0.45
Distribution and/or service (12b-1) fees	0.10	None
Other expenses[3]	0.32	0.32
Total annual fund operating expenses	0.87	0.77
Fees forgone and/or expenses reimbursed[4]	(0.27)	(0.27)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.60	0.50

[1]	In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charges due upon redemption of fund shares purchased through exchange.
[2]

Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[3]

“Other expenses” have been restated to reflect higher fees with respect to Class A shares. “Other expenses” for Class I shares are based on amounts for Class A shares because no Class I shares are currently outstanding.

[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses, and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	61	251	457	1,048
Class I	51	219	401	928

Western Asset California Municipal Money Market Fund	3

Principal investment

strategies

The fund is a money market fund which, under normal circumstances, invests at least 80% of its assets in short-term high quality “California municipal securities.” California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the interest on which is excluded from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary

4	Western Asset California Municipal Money Market Fund

Certain risks cont’d

voluntary fee limitation or recoup expenses previously forgone or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal or California personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their embedded assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal obligors. California has been experiencing a significant deterioration in its economic base leading to a severe fiscal crisis. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset California Municipal Money Market Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (09/30/2007): 0.79 Worst quarter (03/31/2010): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 06/30/2011, was 0.01

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years
Class A	0.05	1.52	1.34
Class I	0.01	1.58	1.46

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)
	Class A	Class I
General	1,000/50	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A
Systematic Investment Plans	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund at 1-877-721-1926 or 1-212-857-8181.

6	Western Asset California Municipal Money Market Fund

Tax information

The fund intends to distribute income that is exempt from regular federal and California income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset California Municipal Money Market Fund	7

More on the fund’s investment strategies, investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Except for the fund’s 80% policy, discussed below, the fund’s investment objective and strategies may be changed without shareholder approval. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to federal income tax and California state personal income tax.

Credit quality

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in one of the two highest short-term rating categories, or if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Liquidity

The fund must follow strict rules with respect to the liquidity of its portfolio securities, including weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by the fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

8	Western Asset California Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d

California municipal securities

California municipal securities include debt obligations issued by any of the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The fund may invest up to 20% of its assets,

Western Asset California Municipal Money Market Fund	9

measured at the time of investment, in partnership interests and swap-based securities. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s

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More on the fund’s investment strategies, investments and risks cont’d overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements

In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and the fund’s yield will go down. If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Western Asset California Municipal Money Market Fund	11

Because the fund is subject to maturity limitations on the investments it may purchase, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. The fund invests exclusively in securities that are rated by one or more rating agencies, when the fund buys them, in the two highest short-term rating categories or, if not rated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The

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More on the fund’s investment strategies, investments and risks cont’d recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Structured securities risk. The value of a structured security in which the fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with concentration in the banking industry. The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by

Western Asset California Municipal Money Market Fund	13

municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. California is in a severe economic recession. California has suffered job losses, an increase in foreclosures, a drop in housing prices and a severe contraction in new housing construction. State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. In addition, rising health care costs are increasing pension and retirement benefit costs. Any reduction in federal funds could place additional strain on the State and may have a negative effect on the State’s ability to meet its obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the SAI.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax or California personal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and California personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to federal and/or California personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

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More on the fund’s investment strategies, investments and risks cont’d

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal and California personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/ individualinvestors/products, and click on the name of the fund in the dropdown menu.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2011, LMPFA’s total assets under management were approximately $195.6 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2011, the total assets under management of Western Asset and its supervised affiliates were approximately $455.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2011, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $677.6 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended March 31, 2011, the fund paid LMPFA a management fee of 0.16% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2011.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is also permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in a class’ total annual operating expenses exceeding the applicable limit described above, or any lower limit then in effect.

Recordkeeping fees

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

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More on fund management cont’d

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset California Municipal Money Market Fund	17

Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally invest in Class A and Class I shares of the fund. For additional information, Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors – eligible investors” below for a description of the classes available to them.

The fund may offer one or more additional classes of shares. Only Class A and Class I shares are offered through this Prospectus.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes offered through this Prospectus. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[3]
Class A	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class I	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to Institutional Investors and other eligible investors • Generally lower annual expenses than Class A	None	None	None	Class I shares of funds sold by the distributor

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at net asset value with no initial or contingent deferred sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within one year of the date you purchased shares of the original fund. However, in connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have different investment minimums, fees and expenses.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a service agent

You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire, you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 or 1-212-857-8181 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares or arrange for the wiring of federal funds by calling the fund at 1-877-721-1926 or 1-212-857-8181.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If you pay by wire and your purchase wire is not received by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

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Buying shares cont’d

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order prior to 12:00 noon (Eastern time) on a fund business day, shares purchased will normally be entitled to receive dividends declared on that day and orders received after 12:00 noon (Eastern time) on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset California Municipal Money Market Fund	23

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the fund at 1-877-721-1926 or 1-212-857-8181

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Remember that an exchange is normally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share

•   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   Your shares may be subject to an initial sales charge at the time of exchange

•   For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

24	Western Asset California Municipal Money Market Fund

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset California Municipal Money Market Fund	25

Redeeming shares

Generally

You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, if you recently purchased your shares by check, the processing of your redemption request may be delayed.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur transaction costs converting the securities into cash.

26	Western Asset California Municipal Money Market Fund

Redeeming shares cont’d

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund as follows:

•   Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181. Please have the following information ready when you place your redemption request:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

If you hold your shares directly with the fund and your telephonic redemption request is submitted after the fund calculates its net asset value, your request will not be accepted and you must resubmit your request on the next business day.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

•   The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   You must elect to have all dividends and distributions reinvested

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset California Municipal Money Market Fund	27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

28	Western Asset California Municipal Money Market Fund

Other things to know about transactions cont’d

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion) by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. The small account fee, including a share redemption, also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have

Western Asset California Municipal Money Market Fund	29

your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30	Western Asset California Municipal Money Market Fund

Dividends, distributions and taxes

Dividends

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	California personal income tax status
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on California municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to noncorporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

Western Asset California Municipal Money Market Fund	31

If you do not provide the fund with your correct tax payer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends (including exempt-interest dividends). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund normally closes for business and calculates its NAV at 4:00 p.m. (Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32	Western Asset California Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2011		2010		2009		2008		2007
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[1]	0.000	[1]	0.011		0.028		0.030
Net realized gain	0.000	[1]	—		0.000	[1]	0.000	[1]	0.000	[1]
Total income from operations	0.000	[1]	0.000	[1]	0.011		0.028		0.030
Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.011)		(0.028)		(0.030)
Net realized gains	—		(0.000)	[1]	(0.000)	[1]	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.011)		(0.028)		(0.030)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[2]	0.05%		0.02%		1.12%		2.83%		2.98%
Net assets, end of year (millions)	$1,637		$1,828		$2,697		$3,897		$2,724
Ratios to average net assets:
Gross expenses	0.56%		0.60%[3]		0.56%[3]		0.54%		0.55%[4]
Net expenses[5,6]	0.28	[7,8]	0.42	[3,7,8]	0.56	[3]	0.54		0.54	[4,7]
Net investment income	0.01		0.01		1.17		2.73		2.93

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.38%, respectively, for the year ended March 31, 2010 and would both have been 0.54% for the year ended March 31, 2009.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset California Municipal Money Market Fund	33

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares	2011		2010		2009		2008		2007
Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000
Income from operations:
Net investment income	0.000	[1]	0.000	[1]	0.012		0.029		0.030
Net realized gain	—		—		0.000	[1]	0.000	[1]	0.000	[1]
Total income from operations	0.000	[1]	0.000	[1]	0.012		0.029		0.030
Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.012)		(0.029)		(0.030)
Net realized gains	—		(0.000)	[1]	(0.000)	[1]	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.012)		(0.029)		(0.030)
Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[2]	0.01%		0.04%		1.23%		2.94%		3.08%
Net assets, end of year (millions)	$0	[3]	$84		$73		$51		$39
Ratios to average net assets:
Gross expenses	0.48%		0.49%[4]		0.45%[4]		0.44%		0.45%[5]
Net expenses[6,7]	0.28	[8,9]	0.37	[4,8,9]	0.45	[4]	0.44		0.44	[5,8]
Net investment income	0.01		0.04		1.22		2.80		3.04

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Amount represents less than $0.5 million.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.47% and 0.35%, respectively, for the year ended March 31, 2010 and would both have been 0.43% for the year ended March 31, 2009.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Western Asset

California Municipal Money Market Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926 or 1-212-857-8181, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4052)

FD0773ST 07/11

July 31, 2011

Prospectus

Western Asset

New York

Municipal

Money Market

Fund

Class : Ticker Symbol

A	: MBNXX
I	: SNNXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset New York Municipal Money Market Fund

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	None[1]	None
Small account fee[2] ($)	15	N/A
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class I
Management fees	0.45	0.45
Distribution and service (12b-1) fees	0.10	None
Other expenses[3]	0.13	0.31
Total annual fund operating expenses	0.68	0.76
Fees forgone and/or expenses reimbursed[4]	(0.08)	(0.26)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.60	0.50

[1]	In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charges due upon redemption of fund shares purchased through exchange.
[2]

Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[3]	“Other expenses” have been restated to reflect higher fees with respect to Class A and Class I shares.
[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	61	210	371	840
Class I	51	217	397	918

Western Asset New York Municipal Money Market Fund	3

Principal investment

strategies

The fund is a money market fund which, under normal circumstances, invests at least 80% of its assets in short-term high quality “New York municipal securities.” New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the interest on which is excluded from regular federal income tax and New York state and New York City personal income taxes, although it may be subject to the federal alternative minimum tax. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.

Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to federal and/or New York state and New York City taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary

4	Western Asset New York Municipal Money Market Fund

Certain risk cont’d

voluntary fee limitation or recoup expenses previously forgone or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example,

expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal, New York state or New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. The payment and credit qualities of structured securities derive from their embedded assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal obligors.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset New York Municipal Money Market Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (09/30/2007): 0.79 Worst quarter (03/31/2010): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 06/30/2011, was 0.01

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class A	0.05	1.55	1.36
Class I	0.01	1.61	N/A	1.53	12/03/2003

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)
	Class A	Class I
General	1,000/50	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A
Systematic Investment Plans	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund at 1-877-721-1926 or 1-212-857-8181.

6	Western Asset New York Municipal Money Market Fund

Tax information

The fund intends to distribute income that is exempt from regular federal and New York state and New York City income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset New York Municipal Money Market Fund	7

More on the fund’s investment strategies, investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund seeks to provide income exempt from both regular federal income tax and New York state and New York City personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Except for the fund’s 80% policy, discussed below, the fund’s investment objective and strategies may be changed without shareholder approval. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to federal income tax and New York state and New York City personal income taxes.

Credit quality

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in one of the two highest short-term rating categories, or if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Liquidity

The fund must follow strict rules with respect to the liquidity of its portfolio securities, including weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by the fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

8	Western Asset New York Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d

New York municipal securities

New York municipal securities include debt obligations issued by any of the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The fund may invest up to 20% of its assets,

Western Asset New York Municipal Money Market Fund	9

measured at the time of investment, in partnership interests and swap-based securities. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac, or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging

10	Western Asset New York Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements

In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of high quality taxable money market instruments or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and the fund’s yield will go down. If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective.

Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

Western Asset New York Municipal Money Market Fund	11
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Because the fund is subject to maturity limitations on the investments it may purchase, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

More on risks of investing in the fund

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. The fund invests exclusively in securities that are rated by one or more rating agencies, when the fund buys them, in the two highest short-term rating categories or, if not rated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates

12	Western Asset New York Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base. In order to ensure adequate liquidity and to meet anticipated redemption requests in connection with the planned liquidation of the fund, the fund has reduced the maturities of its investments and expects to increase the amount of cash it holds, adversely affecting the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated. The impending liquidation of the fund may result in large redemptions, which could increase the fund’s expense ratio.

Structured securities risk. The value of a structured security in which the fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with concentration in the banking industry. The fund may concentrate in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell

Western Asset New York Municipal Money Market Fund	13

municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments are expected to continue to experience a decline in revenues as depressed employment levels and wages, as well as volatility in credit markets, equity markets and oil prices threaten to lower collections of state and local income taxes. Adverse credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate transactions. In addition, rising health care costs are increasing the State’s pension and retirement benefit costs. A reduction in federal funds could place additional strain on the State and may have a negative effect on the State’s ability to meet its obligations. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the SAI.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax or New York state and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and New York state and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to federal and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be

14	Western Asset New York Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks cont’d recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax and New York state and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/ individualinvestors/products, and click on the name of the fund in the dropdown menu.

Western Asset New York Municipal Money Market Fund	15

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2011, LMPFA’s total assets under management were approximately $195.6 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2011, the total assets under management of Western Asset and its supervised affiliates were approximately $455.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2011, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $677.6 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended March 31, 2011, the fund paid LMPFA a management fee of 0.17% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2011.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is also permitted to recapture any such amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in a class’ total annual operating expenses exceeding the applicable limit described above, or any lower limit then in effect.

Recordkeeping fees

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

16	Western Asset New York Municipal Money Market Fund

More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset New York Municipal Money Market Fund	17

Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally invest in Class A and Class I shares of the fund. For additional information, Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors – eligible investors” below for a description of the classes available to them.

The fund may offer one or more additional classes of shares. Only Class A and Class I shares are offered through this Prospectus.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

18	Western Asset New York Municipal Money Market Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes offered through this Prospectus. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[3]
Class A	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class I	None[1]	None[2]	0.10% of average daily net assets	Class A shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to Institutional Investors and other eligible investors • Generally lower annual expenses than Class A	None	None	None	Class I shares of funds sold by the distributor

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

In connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

Western Asset New York Municipal Money Market Fund	19

Sales charges

Class A shares

You buy Class A shares at net asset value with no initial or contingent deferred sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within one year of the date you purchased shares of the original fund. However, in connection with the planned liquidation of the fund, the fund has waived any contingent deferred sales charge due upon redemption of shares of the fund that were acquired by exchange from another fund subject to a contingent deferred sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

20	Western Asset New York Municipal Money Market Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have different investment minimums, fees and expenses.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset New York Municipal Money Market Fund	21

Buying shares

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a service agent

You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire, you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 or 1-212-857-8181 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares or arrange for the wiring of federal funds by calling the fund at 1-877-721-1926 or 1-212-857-8181.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If you pay by wire and your purchase wire is not received by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi- annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

22	Western Asset New York Municipal Money Market Fund

Buying shares cont’d

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order prior to 12:00 noon (Eastern time) on a fund business day, shares purchased will normally be entitled to receive dividends declared on that day and orders received after 12:00 noon (Eastern time) on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset New York Municipal Money Market Fund	23

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•    If you are the customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other Shareholders should contact the fund at 1-877-721-1926 or 1-212-857-8181

•    Exchanges may be made only between accounts that have identical registrations

•    Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•    Remember that an exchange is normally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share

•    The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•    Your shares may be subject to an initial sales charge at the time of exchange

•    For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•    If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

24	Western Asset New York Municipal Money Market Fund

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset New York Municipal Money Market Fund	25

Redeeming shares

Generally

You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181 to redeem shares of the fund.

Redemption proceeds

If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, if you recently purchased your shares by check, the processing of your redemption request may be delayed.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur transaction costs converting the securities into cash.

26	Western Asset New York Municipal Money Market Fund

Redeeming shares cont’d

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55214

Boston, MA 02205-8504

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call the fund at 1-877-721-1926 or 1-212-857-8181. Please have the following information ready when you place your redemption request:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

If you hold your shares directly with the fund and your telephonic redemption request is submitted after the fund calculates its net asset value, your request will not be accepted and you must resubmit your request on the next business day.

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   You must elect to have all dividends and distributions reinvested

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

Western Asset New York Municipal Money Market Fund	27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

28	Western Asset New York Municipal Money Market Fund

Other things to know about transactions cont’d

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (If applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion) by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. The small account fee, including a share redemption, also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have

Western Asset New York Municipal Money Market Fund	29

your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30	Western Asset New York Municipal Money Market Fund

Dividends, distributions and taxes

Dividends

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on New York municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities. The fund anticipates that it normally will not earn any long-term capital gain and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to noncorporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

Western Asset New York Municipal Money Market Fund	31

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends (including exempt-interest dividends). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund normally closes for business and calculates its NAV at 4:00 p.m. (Eastern time). On any day the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32	Western Asset New York Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2011		2010		2009	2008		2007

Net asset value, beginning of year	$1.000		$1.000		$1.000	$1.000		$1.000

Income (loss) from operations:
Net investment income	0.001		0.000	[1]	0.012	0.028		0.030
Net realized gain (loss)	(0.000)	[1]	—		—	0.000	[1]	0.000	[1]
Total income from operations	0.001		0.000	[1]	0.012	0.028		0.030

Less distributions from:
Net investment income	(0.001)		(0.000)	[1]	(0.012)	(0.028)		(0.030)
Net realized gains	—		—		—	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.001)		(0.000)	[1]	(0.012)	(0.028)		(0.030)

Net asset value, end of year	$1.000		$1.000		$1.000	$1.000		$1.000
Total return[2]	0.05%		0.02%		1.21%	2.84%		3.03%

Net assets, end of year (millions)	$1,529		$1,707		$2,287	$2,762		$2,137

Ratios to average net assets:
Gross expenses	0.57%		0.59%[3]		0.57%[3]	0.55%		0.56%[4]
Net expenses[5,6]	0.30	[7,8]	0.37	[3,7,8]	0.57 [3]	0.55		0.56	[4,7]
Net investment income	0.01		0.02		1.22	2.75		2.98

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.34% for the year ended March 31, 2010 and would both have been 0.55% for the year ended March 31, 2009, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset New York Municipal Money Market Fund	33

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares	2011		2010		2009	2008		2007

Net asset value, beginning of year	$1.000		$1.000		$1.000	$1.000		$1.000

Income (loss) from operations:
Net investment income	0.000	[1]	0.000	[1]	0.013	0.029		0.031
Net realized gain (loss)	(0.000)	[1]	—		—	0.000	[1]	0.000	[1]
Total income from operations	0.000		0.000	[1]	0.013	0.029		0.031

Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.013)	(0.029)		(0.031)
Net realized gains	—		—		—	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.013)	(0.029)		(0.031)

Net asset value, end of year	$1.000		$1.000		$1.000	$1.000		$1.000
Total return[2]	0.01%		0.04%		1.32%	2.94%		3.13%

Net assets, end of year (millions)	$11		$94		$97	$137		$174

Ratios to average net assets:
Gross expenses	0.51%		0.50%[3]		0.46%[3]	0.45%		0.45%[4]
Net expenses[5,6]	0.30	[7,8]	0.34	[3,7,8]	0.46 [3]	0.45		0.45	[4,7]
Net investment income	0.01		0.04		1.33	2.95		3.08

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.47% and 0.31% for the year ended March 31, 2010 and would both have been 0.44% for the year ended March 31, 2009, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.45%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus]

Western Asset

New York Municipal Money Market Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926 or 1-212-857-8181, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4052)

FD0774ST 07/11

July 31, 2011

Legg Mason Partners Money Market Trust

Western Asset California Municipal Money Market Fund

Class A (MBCXX) and Class I (MBYXX)

Western Asset Massachusetts Municipal Money Market Fund

Class A (MASXX) and Class I

Western Asset Municipal Money Market Fund

Class A (TFMXX)

Western Asset New York Municipal Money Market Fund

Class A (MBNXX) and Class I (SNNXX)

55 Water Street

New York, New York 10041

1-877-721-1926

1-212-857-8181

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus for Class A shares and Class I shares of Western Asset California Municipal Money Market Fund (“California Fund”), the Prospectus for Class A shares and Class I shares of Western Asset Massachusetts Municipal Money Market Fund (“Massachusetts Fund”), the Prospectus for Class A shares of Western Asset Municipal Money Market Fund (“Municipal Fund”) and the Prospectus for Class A shares and Class I shares of Western Asset New York Municipal Money Market Fund (“New York Fund” and, together with California Fund, Massachusetts Fund and Municipal Fund, the “funds”), each dated July 31, 2011, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to April 16, 2007, Western Asset Municipal Money Market Fund was known as Smith Barney Municipal Money Market Fund, Inc., Western Asset California Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—California Money Market Portfolio, Western Asset Massachusetts Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—Massachusetts Money Market Portfolio and Western Asset New York Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—New York Money Market Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for the funds.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Municipal Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of California Fund, Massachusetts Fund and New York Fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Massachusetts Fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Municipal Fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

New York Fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

The investment objectives of the funds are non-fundamental and may be changed without shareholder or investor approval.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

California Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” California municipal securities are securities the interest on which is excluded from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”), such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Massachusetts Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Municipal Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” Municipal securities are securities the interest on which is excluded from regular federal income tax, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, including participation or other interests in municipal securities issued by banks, insurance companies and other financial institutions. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

New York Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days in accordance with applicable regulations. In addition, the fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes, although it may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. The fund may invest up to 20% of its assets, measured at the time of investment, in partnership interests and swap-based securities.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC, such as participation or other interests in municipal securities backed by foreign or domestic banks.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other money market instruments whose interest may be subject to federal income taxes and New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any prepaid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund may also invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration

Up to 25% of a fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent. A fund may also invest in Eurodollar and Yankee bank obligations.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the

U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since a fund may hold investments in non-U.S. bank obligations, an investment in a fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by a fund.

Borrowings

Each fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments

The funds may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The funds currently are permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will not be freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

Floating Rate and Variable Rate Obligations

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. For the purposes of determining the weighted average life of a fund’s portfolio, the period remaining for each adjustable-rate security without a demand feature would have a maturity equal to its final legal maturity.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Foreign Investments

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for alternative minimum tax purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the alternative minimum tax.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. A fund typically will exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation

Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities, although the recently enacted federal Build America Bond program may increase the attractiveness of and the market for such obligations. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and alternative minimum tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts. Massachusetts Fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by Massachusetts Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the Commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth’s credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. Massachusetts Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. In July 2011, the population of Guam was estimated to be 183,286.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 75% of visitors to Guam originated in 2010, represents the primary source of income for Guam’s economy. Declines in Japanese tourism are expected as a result of the 2011 earthquake and tsunami. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In July 2011, the population of the U.S. Virgin Islands was estimated at 109,666.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, textiles, electronics, pharmaceuticals and watch assembly), construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession has affected all sectors of the economy and has had a negative effect on the employment rate.

Repurchase Agreements

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. A fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 5% of the fund’s total assets. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Risks Associated With Sources of Liquidity or Credit Support

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

Sovereign Debt

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Diversification

Municipal Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. A fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of California Fund, Massachusetts Fund and New York Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will generally relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies—all funds

Each fund’s fundamental investment policies are as follows:

(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to permit investment without limit in bank participation interests in municipal securities. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted by the 1940 Act.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

As a matter of fundamental policy, under normal circumstances, the California Fund invests at least 80% of its assets in short-term high quality California municipal securities.

As a matter of fundamental policy, under normal circumstances, the Massachusetts Fund invests at least 80% of its assets in short-term high quality Massachusetts municipal securities.

As a matter of fundamental policy, under normal circumstances, the Municipal Fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam).

As a matter of fundamental policy, under normal circumstances, New York Fund invests at least 80% of its assets in short-term, high quality New York municipal securities.

MANAGEMENT

The business and affairs of each of the funds are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of each fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	54

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	54	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994).

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	54	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009);	54	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	54	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	54

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.

(1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	54	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	54	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) 1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	54	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	54

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	54	None

Interested Trustee and Officer:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 155 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	155	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006), and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Born 1979 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2011 Since 2011	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); and Legg Mason & Co. predecessors (prior to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed-income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Trustee’s service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the funds. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, the funds’ subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 10 times during the funds’ fiscal year ended March 31, 2011. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in California Fund ($)	Dollar Range of Equity Securities in Massachusetts Fund ($)	Dollar Range of Equity Securities in Municipal Fund ($)	Dollar Range of Equity Securities in New York Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	Over 100,000
Jane F. Dasher	None	None	Over 100,000	None	Over 100,000
Mark T. Finn	None	None	None	None	Over 100,000
Rainer Greeven	None	None	None	None	None
Stephen Randolph Gross	None	None	None	None	50,001-100,000
Richard E. Hanson, Jr	None	None	None	None	Over 100,000

Name of Trustee	Dollar Range of Equity Securities in California Fund ($)	Dollar Range of Equity Securities in Massachusetts Fund ($)	Dollar Range of Equity Securities in Municipal Fund ($)	Dollar Range of Equity Securities in New York Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Diana R. Harrington	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	50,001-100,000
Susan B. Kerley	None	None	None	None	None
Alan G. Merten	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	Over 100,000

Interested Trustee
R. Jay Gerken	None	None	Over 100,000	None	Over 100,000

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/11 ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/11 ($)(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/10 ($)	Number of Portfolios in Fund Complex Overseen by Trustee as of Fiscal Year Ended 3/31/11
Independent Trustees
Elliott J. Berv	2,563	247	7,812	2,329	0	255,000	59
A. Benton Cocanougher	2,862	276	8,730	2,603	0	285,000	59
Jane F. Dasher	2,563	247	7,812	2,329	0	255,000	59
Mark T. Finn	2,563	247	7,812	2,329	0	255,000	59
Rainer Greeven	2,563	247	7,812	2,329	0	255,000	59
Stephen Randolph Gross	2,713	261	8,271	2,466	0	270,000	59
Richard E. Hanson, Jr.	2,563	247	7,812	2,329	0	255,000	59
Diana R. Harrington	2,686	259	8,193	2,443	0	267,500	59
Susan M. Heilbron	2,563	247	7,812	2,329	0	255,000	59
Susan B. Kerley	2,563	247	7,812	2,329	0	255,000	59
Alan G. Merten	2,563	247	7,812	2,329	0	255,000	59
R. Richardson Pettit	2,563	247	7,812	2,329	0	255,000	59

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/11 ($)	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/11 ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/11 ($)(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/10 ($)	Number of Portfolios in Fund Complex Overseen by Trustee as of Fiscal Year Ended 3/31/11
Interested Trustee
R. Jay Gerken(2)	0	0	0	0	0	0	165

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended March 31, 2011 of $12,214, $725, $37,101 and $9,185 for California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of July 7, 2011, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of July 7, 2011, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
California Fund
Class A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32.79

Class A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK NY 10001-2402	67.21

Massachusetts Fund
Class A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK NY 10001-2402	99.67

Municipal Fund
Class A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.83

Class A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK NY 10001-2402	79.15

Fund/Class	Name and Address	Percent of Class (%)
New York Fund
Class A	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST 7TH FL NEW YORK NY 10001-2402	30.16

Class A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	69.79

Class I	SYLVIA D SAMUELS 18 STUYVESANT OVAL APT 10-H NEW YORK NY 10009-2251	6.38

Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	55.10

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives a management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Management Fee Rate (%)
First $1 billion	0.450
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

For the periods below, the funds paid management fees to the manager as follows:

Fund	Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expense reimbursements ($)	Net Management Fees (after waivers/ Expense reimbursements) ($)
California Fund	March 31, 2009	15,187,165	N/A	15,187,165
	March 31, 2010	9,506,660	(4,018,425)	5,488,235
	March 31, 2011	8,189,796	(5,238,149)	2,951,647
Massachusetts Fund	March 31, 2009	1,362,588	N/A	1,362,588
	March 31, 2010	977,359	(552,503)	424,856
	March 31, 2011	799,885	(585,757)	214,128
Municipal Fund	March 31, 2009	39,446,693	N/A	39,446,693
	March 31, 2010	28,007,984	(10,774,548)	17,233,436
	March 31, 2011	23,306,586	(14,023,507)	9,283,079
New York Fund	March 31, 2009	12,135,916	N/A	12,135,916
	March 31, 2010	8,970,908	(4,565,333)	4,405,575
	March 31, 2011	7,477,730	(4,605,880)	2,871,850

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate a Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended March 31, 2011, the manager paid fees to the subadviser equal to $2,066,142, $149,889, $6,498,155 and $2,010,295 for its services relating to California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the funds’ Prospectuses. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances. Additional amounts may be voluntarily forgone or reimbursed from time to time.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to Class A shares. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of a fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from a fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended March 31, 2011, the service and distribution fees paid by each fund, after waivers, pursuant to the 12b-1 Plan are set out in the table below.

Name of Fund	Class A ($)
California Fund	1,820,516
Massachusetts Fund	177,752
Municipal Fund	5,681,734
New York Fund	1,647,511

For the fiscal year ended March 31, 2011, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Name of Fund	Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
California Fund	A	1,820,516	0	N/A	N/A	1,820,516
Massachusetts Fund	A	177,752	0	N/A	N/A	177,752
Municipal Fund	A	5,681,734	0	N/A	N/A	5,681,734
New York Fund	A	1,647,511	0	N/A	N/A	1,647,511

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’ s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

For Municipal Fund, BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2012.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of how to purchase fund shares.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase Class A and Class I shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional Class A shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a purchase or redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund sold by the distributor that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

In connection with the planned liquidation of the funds, the funds have waived any contingent deferred sales charge due upon redemption of shares of the funds that were acquired by exchange from another fund subject to a contingent deferred sales charge.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by rule or by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to Class A shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such a shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Involuntary Redemptions of Shares

Subject to applicable law, a fund may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the fund determines pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs converting the securities into cash.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request.

Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A of another fund sold by the distributor with a sales charge.

Class I shareholders of each fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund sold by the distributor may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. A shareholder generally will not recognize a gain or loss on an exchange if the fund whose shares are exchanged maintains a net asset value of $1.00 per share.

VALUATION OF SHARES

The net asset value per share of each class of a fund is determined on such days and at such time as is set forth in the fund’s Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by a fund deviates more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund may reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund. In addition, even where a fund does not have negative income, a fund may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2011, no fund directed any amounts to brokerage transactions related to research services or paid any brokerage commissions related to research services.

During the fiscal year ended March 31, 2011, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The Board believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures. The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Website disclosure

Under the policy, with respect to money market funds, a fund’s complete list of holdings (including the size of each position) and other information required by applicable regulations must be disclosed as of the last business day of a month no later than five business days after month-end on the fund’s public website. Money market funds may disclose their complete portfolio holdings earlier, provided such information has been made available on the fund’s public website in accordance with the policy. The funds in this SAI currently disclose their complete portfolio holdings as of the last business day of a month no later than five business days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of June 30, 2011, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services, Inc. (Proxy Voting Services)	As necessary	None
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None

Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Quantitative Services Group	Daily	None
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Broadridge	Daily	None
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

The policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

2.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

3.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

4.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

5.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012 to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed income.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of

(1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may affect the amount, timing and character of income and gain recognized by the funds and of distributions to shareholders. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

On March 31, 2011, the unused capital loss carryforwards of the funds were approximately $374,563 and $3,171 for Municipal Fund and Massachusetts Fund. For U.S. federal income tax purposes, a fund’s unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Fund	03/31/2016 ($)	03/31/2017 ($)
Municipal Fund	—	374,563
Massachusetts Fund	3,152	19

Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward without limit.

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, a fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Dividends of other net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to the amount of distribution.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchanges so long as that fund maintains a net asset value of $1.00 per share, except for any loss attributable to the imposition of a contingent deferred sales charge.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. A fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends) and distributions payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, such effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes. California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from California Fund to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the fund’s taxable year, at least 50% of the fund’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of California Fund who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Massachusetts Taxes. Individual shareholders of Massachusetts Fund who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). Other distributions from Massachusetts Fund, including those attributable to long-term and short-term capital gains, other than gains from dispositions of Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry shares of Massachusetts Fund will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from Massachusetts Fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of Massachusetts Fund who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations.

New York State and City Taxes. New York residents who are shareholders of New York Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New York Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, Municipal Fund was a Maryland corporation known as Smith Barney Municipal Money Market Fund, Inc., and California Fund, Massachusetts Fund and New York Fund were series of Legg Mason Partners Municipal Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset / CitiSM New York Tax Free Reserves and before that, CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007.

Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2011, Statement of Operations for the year ended March 31, 2011, Statement of Changes in Net Assets for each of the years in the two-year period ended March 31, 2011, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2011, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the March 31, 2011 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (each filed on May 27, 2011, EDGAR Accession Numbers 0001193125-11-152857 (with respect to California Fund), 0001193125-11-152967 (with respect to Massachusetts Fund), 0001193125-11-152803 (with respect to New York Fund), and 0001193125-11-152887 (with respect to Municipal Fund)).

APPENDIX A

DESCRIPTION OF RATINGS

Set forth below are descriptions of the ratings of certain nationally recognized statistical rating organizations (“NRSROs”), as publicly disclosed by such NRSRO from time to time. The ratings of an NRSRO represent the opinions of the NRSRO as to the quality of various debt obligations and are not a guaranty of quality. As described by the NRSROs, ratings are generally given to securities at the time of issuances. While an NRSRO may from time to time revise its ratings of a security, it undertakes no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/ NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/ obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Description of DBRS Commercial Paper and Short Term Debt

The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)†

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D †

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Description of DBRS Long Term Obligations*

The DBRS® long-term rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades. This scale is also used for preferred and hybrid instruments. Within Canada, certain securities use the DBRS® Preferred Share Rating Scale.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited
*	Formerly referred to as “Bond and Long Term Debt”

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has not met a scheduled payment of interest or principal, the issuer has made it clear that it will miss such a payment in the near future, or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the non payment of a dividend will only be considered as a D if the missed payment constitutes default per the legal documents.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated November 22, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State’s July 1, 2009 population of about 38.5 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. According to the findings of the 2000 census, 97 percent of the population of California resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2009, the five-county Los Angeles area accounted for 41 percent of the State’s population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20 percent, with a population of over 7.0 million.

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. Since then, the State’s economy has grown slowly. As a result of continuing weakness in the state economy, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls.

California’s chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend—or drop precipitously, as has been the case in the recent recession—these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures. As a result, budget deficits have recurred from year to year, and budget gaps are expected to continue to challenge state fiscal leaders in future years.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly a million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during each of the first five months of 2010. In subsequent months, the State lost jobs due to the drawdown of temporary U.S. Census workers.

In its report from May 2010, the Department of Finance projected that the California economy started to recover from the recession in the latter part of 2009, but growth in calendar year 2010 and beyond was expected to be slow and to continue to lag slightly behind the national economic recovery as a whole. As of September 2010, unemployment in the State was 12.4 percent, compared to 12.5 percent in January 2010 and 9.7 percent in January 2009. The U.S. unemployment rate for September 2010 was 9.6 percent.

National Economy. Output of the national economy (real GDP) grew at a rate of 3.7 percent in the first quarter of 2010, 1.7 percent in the second quarter, and 2.0 percent in the third quarter—the fifth consecutive quarter of growth. Consumers were largely responsible for the gain by increasing their spending by the largest amount in four years. Retail sales rose in the first quarter of 2010, posting their strongest growth since the end of 2007. The rebound sputtered in mid-2010, however, before settling in to a modest growth trend. As of November 2010, vehicle sales had begun a modest recovery.

Unemployment eased slightly while nonfarm payroll expanded modestly during the first nine months of 2010.

Residential construction fell by almost 11 percent in the first quarter of 2009. Home building increased in the last two quarters of 2009, largely because of the first-time home buyer federal tax credit program. The credit was first applicable to homes purchased between April 2008 and July 2009. The program was extended to April 30, 2010 and expanded. Home building increased modestly during the first half of 2010.

Investment by businesses in equipment and software expanded in the first two quarters of 2010. Manufacturing activity increased for the fourteenth consecutive month in September 2010, according to the Institute for Supply Management (ISM) index.

U.S. exports and imports grew in the first nine months of 2010, reflecting growing economies abroad and increased demand for imports at home. On the whole, however, international trade subtracted from domestic economic growth in the first three quarters of 2010.

California Economy. California does not have a quarterly measure of economic output that could be used to compare its economic growth to that of the nation. However, other economic indicators show that California’s economy was hit harder by the recession than the economies of most other states. Still, there are signs that economic growth in California improved during the second half of 2009 and the first nine months of 2010.

For example, personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009 and the first quarter of 2010. After falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and the first quarter of 2010. Taxable sales during the first half of 2010 were up 3.6 percent from the first half of 2009. The state unemployment rate reached a high of 12.6 percent in March 2010. The rate improved slightly thereafter, falling to 12.4 percent in August and September 2010. In comparison, the national unemployment rate was 9.6 percent.

As of November 22, 2010, the State’s housing sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by nearly 5 percent from September 2009 to September 2010, bringing the median price of these homes to approximately $310,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. While both measures appeared to bottom out early in 2010, they worsened during the summer and fall of that year. Additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

The worst of the housing slump, though, may be over. Home building permitting—which suffered a long, steady three-year decline starting in 2005—bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010. Permitting during the first nine months of 2010 was up 22 percent year-over-year, but remained at a very low level—only about 35 percent of the pre-recession levels. New residential construction measured by permits issued had fallen almost 90 percent in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008.

Made-in-California exports were down 17 percent in 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology, transportation, and machinery exports were instrumental in the decline. However, with global economic conditions improving, California exports increased 21.5 percent year-over-year in the first two quarters of 2010.

State Financial Pressure

The State experienced a severe economic recession which began at the end of 2007, from which, as of November 22, 2010, the State is still slowly recovering. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. Taxable sales fell sharply in the first half of 2009 before increasing in the third and fourth quarters of 2009 and in the first quarter of 2010. Taxable sales during the first two quarters of 2010 were up 3.6 percent from the first half of 2009. The State’s unemployment rate increased from 5.9 percent in January 2008 to 12.6 percent in March 2010. The rate improved slightly thereafter, falling to 12.4 percent in August 2010 and holding steady in September 2010. In response to the most severe economic downturn in the United States since the Great Depression, in the Amended 2009 Budget Act, the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010 Budget Act, adopted on October 8, 2010, made further reductions to many programs. Overall General Fund spending has been reduced to a level well below what it was over a decade ago in fiscal year 1998-99, adjusted for population and inflation growth.

The severe economic downturn resulted in General Fund revenues in fiscal year 2009-10 ($86.9 billion) falling by approximately 16 percent from their peak in fiscal year 2007-08 ($102.6 billion). As of November 22, 2010, the State indicated that it was emerging from the recession, and although the level of unemployment was still very high, economic growth was rebounding. As a result, General Fund revenues in fiscal year 2010-11 ($94.2 billion) were expected to rebound by approximately 8.4 percent above the depressed fiscal year 2009-10 levels. Future revenues are expected to be affected by the expiration after fiscal year 2010-11 of temporary tax increases enacted in fiscal year 2009-10, which represented about $7 billion in projected receipts in fiscal year 2010-11, as well as the expiration of certain one-time revenues which were obtained in fiscal years 2009-10 and 2010-11.

The 2010 Budget Act was passed by the Legislature and signed by the Governor on October 8, 2010, the latest budget enactment in state history. The 2010 Budget Act projected revenues and transfers to the General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44 percent of solutions), federal funds (28 percent of solutions) and various other one-time receipts, loans and other solutions (28 percent of solutions). As of November 22, 2010, the State indicated that whether the State would be able to receive all the projected receipts or achieve all the planned expenditure reductions would depend on future actions at the state and federal level, and there could be no assurance that all of the assumptions would be met. Furthermore, Proposition 22, an initiative measure approved by the voters on November 2, 2010, was to prohibit the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the 2010-11 fiscal year and increased effects on future years. The Administration projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases were due to expire at the end of the 2010-11 fiscal year.

On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, the Governor announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to begin on December 6, 2010 (the first day of the newly-elected Legislature) to address any estimated shortfall in the 2010-11 fiscal year.

The fact that revenue for the 2008-09 and 2009-10 fiscal years was significantly lower than in the peak revenue year of fiscal year 2007-08 resulted in a significant depletion of cash resources to pay the State’s obligations. By July 2009, the State’s cash resources dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which could not be immediately cashed. The registered warrants were all called for redemption on September 4, 2009, once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to pay debt service on bonds, payments to schools, or employee payrolls. By employing a combination of external borrowing with Revenue Anticipation Notes and other cash management techniques after the registered warrants were redeemed, the State was able to meet all its cash obligations for the balance of the 2009-10 fiscal year and through the date of adoption of the 2010 Budget Act on October 8, 2010. Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain state payments, primarily to schools and local governments.

The long delay in enacting the 2010 Budget Act caused a build-up of about $6.7 billion of bills payable from the General Fund which could not be paid after July 1 in the absence of budget authority. In order to manage cash flow once all these bills became due for payment, in addition to using authority for payment deferrals either within the month of October 2010 or from the month of October 2010 to November 2010, the State replenished its cash position by issuing $6.7 billion of interim revenue anticipation notes to six financial institutions.

The national and California economies improved following the 2010-11 Governor’s Budget. Output of the national economy grew for the fifth consecutive quarter in the third quarter of 2010, and California payroll employment grew by 7,800 jobs each month on average during the first eight months of 2010. However, while many sectors of both economies had bottomed out or made modest improvements as of November 2010, the level of economic activity was still far below normal—construction being a prime example.

As of November 22, 2010, there were signs that home prices had begun to stabilize and had improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

As of November 22, 2010, both the state and national economies appeared poised to make modest comebacks. Still, the State has indicated that the recovery will probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, have sustained significant investment losses during the economic downturn and, as of November 22, 2010, had substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which was estimated to be $51.8 billion as of June 30, 2009.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 41.5 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (on a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional monies are available. No such transfers were anticipated during fiscal years 2009-10 and 2010-11.

The Amended 2009 Budget Act reduced fiscal year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the fiscal year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The fiscal year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

In July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. The fiscal year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduced fiscal year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

In order to balance the 2010 Budget Act, it was necessary to suspend the Proposition 98 Guarantee by $4.1 billion in the 2010-11 fiscal year. The Proposition 98 Guarantee was reduced from the estimated minimum funding level of $53.8 billion down to a level of $49.4 billion, reflecting an additional veto reduction of $256 million. Per the Proposition 98 constitutional formula, the $4.1 billion owed was added to the outstanding maintenance factor balance and will be repaid over multiple years. As of the 2010 Budget Act, the total program spending for 2009-10 was calculated at $49.5 billion. The 2010 Budget Act also included $300 million in settle-up payments that were not to count towards the fiscal year 2010-11 Guarantee, but the 2010 Budget Act was to reduce the settle-up owed at the end of the 2009-10 fiscal year by a like amount.

The Proposition 98 Guarantee for fiscal year 2010-11 increased by $1 billion from the 2010-11 May Revision estimate of $48.4 billion and the General Fund share was to be $36.0 billion of total Proposition 98 funding.

The 2010 Budget Act reflected General Fund Proposition 98 expenditures in fiscal years 2008-09 through 2010-11.

A maintenance factor is created in years when the Proposition 98 Guarantee is suspended or calculated under Test 3 pursuant to the State Constitution. The maintenance factor equals the difference between the funded

Guarantee level and the amount that would have been calculated under Test 2. Repayment of the maintenance factor occurs in years when per capita General Fund revenue growth exceeds per capita personal income growth and is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. The required repayment is part of the Proposition 98 Guarantee level for that year. Legislation adopted with the Amended 2009 Budget Act created an outstanding obligation for the fiscal year 2008-09 of $11.2 billion to be repaid commencing in fiscal year 2010-11. In light of the State’s fiscal condition as of January 8, 2010, the Governor’s Budget proposed to delay commencing repayment of the remaining $10.7 billion obligation from fiscal year 2010-11 until fiscal year 2011-12. The 2010 Budget Act instead commenced with the repayment of the $11.2 billion maintenance factor in fiscal year 2009-10, resulting in higher total Proposition 98 Guarantee levels in fiscal years 2009-10 and 2010-11 than assumed under the 2010-11 Governor’s Budget and May Revision. As of the 2010 Budget Act, the outstanding maintenance factor balance at the end of the 2010-11 fiscal year was $9.5 billion. This amount is to be repaid pursuant to the constitutional repayment formula in years when state revenues increase. The amount owed and repaid each year cannot be finalized until certain Proposition 98 factors (e.g., per capita personal income and per capita General Fund revenue growth factors) are available.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenue increased the estimated fiscal year 2004-05 Proposition 98 Guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in fiscal year 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for fiscal year 2009-10. The 2010 Budget Act restarts the annual settlement payments by providing $30 million for fiscal year 2009-10 and $420 million for fiscal year 2010-11, for a total of $450 million.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Settle-up funding results from changes in assumptions and recalculations of previous years’ Proposition 98 Guarantees based upon revised estimates of state and local property taxes, average daily attendance and civilian population. After the end of the fiscal year, and as numbers are finalized, if the appropriations for any year are less than the Guarantee level, the remainder counts as “settle-up” and must be paid back at a future date. Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the fiscal year 2005-06, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for fiscal year 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the fiscal year 2006-07 allocation and $150 million for the fiscal year 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the fiscal year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The Initial 2009 Budget Act used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. This amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year. Assumptions made in the 2010 Budget Act result in the fiscal year 2009-10 Proposition 98 Guarantee being underfunded by an estimated $1.8 billion; however, in the 2010-11 fiscal year $300 million in settle-up funding was to be appropriated towards fiscal year 2009-10, which would result in a remaining balance of $1.5 billion to be paid in future years. Finally, the 2010 Budget Act created $256 million in additional settle-up obligations for fiscal year 2010-11. However, the final amount of settle-up owed for fiscal years 2009-10 and 2010-11 is unknown until the Proposition 98 Guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

While Proposition 98 mandates have been regularly deferred in recent years, the Legislature chose to fund the majority of these programs as part of the 2010 Budget Act, while suspending the remainder of mandates. Specifically, the Legislature provided more than $80 million to fund the ongoing cost associated with 28 K-12 local mandated programs, while suspending 17 others. The Legislature also provided almost $10 million to fund the ongoing cost of 15 community college local mandated programs, while suspending 6 others. This decision was due in part to recent court ruling that found the act of deferring mandate costs to be unconstitutional. In addition, the 2010 Budget Act provided one-time funding of $210 million to reimburse schools and community colleges for prior year mandate costs, which exceeded $1 billion.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds).

As of October 1, 2010, the State had outstanding $76,810,154,000 aggregate principal amount of long-term general obligation bonds, of which $68,098,479,000 were payable primarily from the State’s General Fund, and $8,711,675,000 were “self-liquidating” bonds payable first from other special revenue funds. As of October 1, 2010, there were unused voter authorizations for the future issuance of $42,884,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this amount unissued as of October 1, 2010, $1,306,210,000 is for general obligation bonds payable first from other revenue sources.

A ballot measure is slated to be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of October 1, 2010, the State had outstanding $4,844,275,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 6.3 percent of the State’s total outstanding general obligation bonds as of that date.

Under state law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. As of November 22, 2010, the State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of November 2010, it is the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Pursuant to the terms of the bank credit agreement in effect as of November 22, 2010, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of November 1, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2010 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Since the start of 2009, the State has taken a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate Economic Recovery Bonds and for its Commercial Paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. About $1.37 billion of letters of credit for several series of variable rate general obligation bonds were due to expire in November and December 2010. The State received commitments from banks to renew or replace these expiring facilities, and, as of November 22, 2010, was in the process of finalizing the documentation for those actions. Renewals have been completed for $150 million of letters of credit. Replacement of about $972 million of letters of credit was completed on November 12 and the balance was scheduled for completion on November 23, 2010.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The State had $9,761,885,000 in lease-revenue obligations outstanding as of October 1, 2010. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $12,272,464,280 authorized and unissued as of November 1, 2010. In addition, SB 1407 (Chapter 311, statutes of 2008) included intent language authorizing up to $5 billion in lease revenue financing for court construction. Of this amount, $868,020,000 was authorized in the 2010 Budget Act and is included in the November 1, 2010 figure. The debt service for all court projects financed under SB 1407 will be paid from a special fund with revenues dedicated for debt service payments.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2010.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (stimulus bill). One provision allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the

State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable state income tax debts. As of November 1, 2010, the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Starting in April 2009 and through September 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) was approximately $7.3 billion for the general obligation BABs and $327 million for the lease-revenue BABs. The Obama Administration proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. The House of Representatives passed a bill which, if enacted, would have extended the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration.

Future Issuance Plans; General Fund Debt Ratio

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the amount of such General Fund-supported debt outstanding to more than $78 billion, while still leaving authorized and unissued bonds of about $54 billion.

The State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of November 22, 2010, and bond cash flow needs as reported by the Department of Finance, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16, compared to the outstanding amount as of November 22, 2010 of about $79.8 billion. The annual debt service costs on this amount of debt are estimated by the State Treasurer to increase to approximately $9.49 billion in fiscal year 2012-13 compared to about $6.84 billion estimated in fiscal year 2010-11. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $10.39 billion in fiscal year 2017-18. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease-revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates used for the 2010 Budget Act, in fiscal year 2010-11, the General Fund Debt Ratio was estimated to equal approximately 7.26 percent. Based on Department of Finance estimates for future debt issuance, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, from fiscal year 2011-12 through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.12 percent in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 8.93 percent. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues which will in turn depend on a variety of factors including but not limited to economic, population and inflation growth. Based on the State’s debt issuance projections as of November 22, 2010 and an assumed combined average annual General Fund revenue growth rate of between 2 percent and 5 percent, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.60 percent to 9.06 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s general obligation and lease-revenue BABs outstanding as of November 2010 or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs, and an assumed interest rate of approximately 6.00 percent and 6.60 percent for future issuances of general obligation and lease-revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have since been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of October 2010, funds from these sources have been used for early retirement of approximately $3.98 billion of bonds during fiscal years 2005-06 through 2010-11, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08. As of September 1, 2010, a total of $7.28 billion of ERBs has been retired, leaving a principal balance of $7.39 billion.

Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the next statewide general election ballot that, if approved, would strengthen the “rainy day” fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

The Governor suspended each of the fiscal years 2008-09, 2009-10 and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment. Nevertheless, as of November 2010, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through November 22, 2010, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (“JPA”) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2010 Budget Act includes $90.8 million General Fund monies for the interest payments that are expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in 22 of the last 23 fiscal years and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during fiscal years 2008-09 and 2009-10 and, as of November 22, 2010, so far in fiscal year 2010-11:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted during the 2009-10 fiscal year increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

•	In addition, as noted below, the State issued registered warrants in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of November 22, 2010, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. On September 15, 2010, the PMIB authorized the internal borrowing of up to $20.995 billion for the period of October 1 through December 31, 2010. Enactment of Proposition 22 could prohibit the General Fund from making temporary borrowings for cash management from certain transportation funds. The Department of Finance has estimated the effect of reducing internal borrowable resources by up to $2 billion (the amounts borrowable vary from time to time during the year), and was projected to be about $1.1 billion in June 2011. As of November 22, 2010, the State Controller’s Office was continuing to review Proposition 22 to make a final determination of which funds, and in what amounts, are affected by the measure.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there were no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. On September 29, 2009, the State issued $8.8 billion of RANs which matured in May and June 2010. As of November 22, 2010, the State expected to issue approximately $10 billion of RANs to assist its cash flow management in fiscal year 2010-11 (“2010 RANs”). The 2010 RANs result in sufficient unapplied cash resources in the General Fund which can be used to repay Interim RANs in the amount of $6.7 billion which were sold privately to financial institutions on October 28, 2010. The Interim RANs provided short-term cash flow resources pending issuance of the 2010 RANs.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal years 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

On March 1, 2010 the Governor signed a bill to provide additional cash management flexibility to state fiscal officials (Chapter 1, Statutes of 2009-10 Eighth Extraordinary Session, the “first cash management bill”).

The effect of the first cash management bill is further described below. As part of the 2010 Budget Act, a second cash management bill was enacted to provide short-term deferral of certain state obligations, totaling about $4.5 billion, mostly from October to November 2010.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2009-10, approximately 93 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise taxes.

Temporary Revenue Enhancements in the 2009 and 2010 Budget Acts

The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 percent, from 5 percent to 6 percent. This tax increase was to be in effect through June 30, 2011. As of the 2010 Budget Act, this tax law change was expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

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Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase was scheduled to remain in effect through June 30, 2011. As of the 2010 Budget Act, this law change was expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

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Personal Income Tax Surcharge: The Initial 2009 Budget Act provided for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. As of the 2010 Budget Act, this change was expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

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Dependent Exemption Credit Reduction: The Initial 2009 Budget Act included a temporary reduction in the Personal Income Tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010 Budget Act, this change was expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

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Non-Retailer Registration for Use Tax: Under prior law, non-retailers—those who do not sell tangible personal property—were not required to register with the Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change was expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter. As of the 2010 Budget Act, the expected increase in General Fund sales and use tax revenue in fiscal year 2009-10 from this law change was estimated at $15 million, and the fiscal year 2010-11 forecast was unchanged.

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Accelerate Estimated Tax Payments: Under prior law, individuals and corporations were required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent payable on April 15, the second quarter will increase to 40 percent payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent payable on December 15 for corporations and January 15 for individuals. As of the 2010 Budget Act, this law change was expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

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Accelerate Wage Withholding: This tax law change increased wage withholding rates by 10 percent and, as of the 2010 Budget Act, was expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

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Require Backup Withholding: Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. As of the 2010 Budget Act, this law change was expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

The 2010 Budget Act included General Fund revenue changes of $2.034 billion for fiscal year 2010-11. Listed below are the significant solutions:

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Legislative Analyst’s Office (“LAO”) Revenue Forecast: The 2010 Budget Act assumed the LAO’s revenue forecast, which increases revenues by $399 million in fiscal year 2009-10 and $961 million in fiscal year 2010-11 above amounts estimated in the 2010-11 May Revision.

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Extension of Net Operating Loss (“NOL”) Suspension and Delay of Carrybacks: Except for taxpayers with income that is less than or equal to $300,000, NOL deductions were to be suspended for tax years 2010 and 2011. The suspension was expected to exempt an estimated 91 percent of taxpayers. In addition, the ability to carry back losses for two years will be delayed until 2013. Carrybacks will be limited to 50 percent of losses for tax years beginning in 2013, 75 percent of losses for tax years beginning in 2014 and 100 percent of NOLs will be allowed to be carried back for tax years beginning tax year 2015 and later. This tax law change was expected to increase revenues by $1.2 billion in fiscal year 2010-11.

Personal Income Tax

The California personal income tax, which accounted for 51.6 percent of General Fund revenues and transfers in fiscal year 2009-10, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. For tax years 2009 and 2010, the rates range from 1.25 percent to 9.55 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 42.8 percent of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01. The 2010 Budget Act projected that capital gains would account for 3.6 percent of General Fund revenues and transfers in fiscal year 2009-10 and 5.6 percent in fiscal year 2010-11.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 30.6 percent of General Fund revenues and transfers in fiscal year 2009-10, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of October 1, 2010, the breakdown for the state and local sales tax rate of 8.25 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	6 percent imposed as a State General Fund tax (this tax rate was scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the

Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimated that the reserve level would be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Proposition 1A of 2004, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. As of November 22, 2010, identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010 Budget Act projects that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax

The corporation tax accounted for 10.6 percent of General Fund revenues and transfers in fiscal year 2009-10.

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. As of November 22, 2010, two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. As of November 22, 2010, the State indicated that a decision could be issued during fiscal year 2010-11. An adverse ruling would result in a potential loss of revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of about $500 million thereafter.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extended the 2.35-percent gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee

The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65 percent to 1.15 percent, effective May 19, 2009, through June 30, 2011. Of this 0.5 percent increase, 0.35 percent goes to the General Fund with the remaining 0.15 percent going to local law enforcement.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) was to phase out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act were to sunset after 2010. As of November 22, 2010, the federal estate tax was scheduled to be reinstated after 2010 along with California’s estate tax. The 2010 Budget Act assumed receipts of $800 million based on reinstatement of the federal estate tax after January 1, 2011. The State noted, however, that the federal estate tax law could be changed to modify or eliminate the state pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees were projected to account for 39 percent of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2010-11, $10.9 billion was projected to come from the ownership or operation of motor vehicles. About $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $28.8 billion in projects, $26.4 billion in entitlement programs such as Medi-Cal, Food Stamps and Unemployment Insurance, and an additional $30.2 billion in tax relief. Of the $28.8 billion in project investments and as of June 30, 2010, Californians have been awarded $907 million for labor and workforce development, $7.6 billion for education, $3.8 billion investment for transportation infrastructure, $2.9 billion for energy, $1.9 billion for science and technology, $1.5 billion for water and environment, $1.2 billion for housing, $676 million for public safety, $464 million investment for health and human services and $1.2 billion for other projects.

The 2010 Budget Act included an estimated $5.4 billion in fiscal year 2009-10 and a minimum of $4.2 billion in fiscal year 2010-11 ARRA funds to offset General Fund expenditures. The State indicated that of the estimated $3.6 billion of additional federal funds—which, as of November 22, 2010, were still subject to action and approval by the federal government—that were included in the 2010 Budget Act, up to another $500 million could come from ARRA. Of the $1.8 billion of additional federal funds which had been approved as of November 22, 2010, $1.3 billion was from ARRA.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although in 2010 the State reported that property tax revenues had declined over the past two years. This arrangement continued without change in the 2010 Budget Act.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the

General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate was to be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010 Budget Act included $90.8 million for the interest payments that were expected to be incurred in that fiscal year to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

The Amended 2009 Budget Act also contained a shift of $1.7 billion in redevelopment agency tax increment funds from revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These funds were to be shifted to schools that serve the redevelopment areas. This would free an equal amount of base property tax for the impacted schools to be shifted to the Supplemental Revenue Augmentation Funds in each county that were established by Proposition 1A of 2004. The funds in the Supplemental Revenue Augmentation Fund would then be used to offset various State General Fund costs incurred in the counties. In fiscal year 2010-11, the $350 million was to be used to offset trial court costs. The enabling legislation allowed redevelopment agencies to borrow from parent agencies, and from any available reserves in their Low and Moderate Income Housing Funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, as of November 22, 2010, the subsequently enacted legislation was being challenged in the current CRA lawsuit. A group of counties filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010 upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The plaintiffs appealed the ruling to the Third District Court of Appeals.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system was slated to receive approximately $2.6 billion in state resources in fiscal year 2009-10 and $2.8 billion in fiscal year 2010-11, as well as $499 million in resources from the counties in each fiscal year. The 2010 Budget Act reflected $55 million in General Fund reductions for the trial court system, plus an additional one-time reduction of $17.4 million. The Budget also reflected an increase in fee revenues ($103.6 million) and the transfer of special fund balances ($130 million) to support trial court operations. As discussed in the Local Governments section above, the fiscal year 2010-11 budget for the Trial Courts included $350 million in redevelopment agency tax increment funds to offset General Fund costs. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The TANF block grant formula under the Law is operative through September 30, 2011, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC program and California’s previous welfare program, Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs was projected to increase in fiscal year 2010-11. CalWORKs caseload projections were 552,000 cases in fiscal year 2009-10 and 578,000 cases in fiscal year 2010-11. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2010-11, caseload was projected to decline by approximately 10 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. On September 30, 2010, the President signed into law a Continuing Resolution (H.R. 3081) to allow continued government operations through December 3, 2010.

The Continuing Resolution modified countable work activities under TANF and applied new federal work participation rates to separate state programs. In addition, because the Continuing Resolution effectively eliminated the State’s caseload reduction credit, the bulk of the CalWORKs caseload, as of November 22, 2010, was subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of November 22, 2010, policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. In August 2009, the State received official notice from the federal government that California failed to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. However, California’s penalty of approximately $230 million was waived primarily due to the impact of program changes made in the DRA and California’s ability to engage nearly 30,000 families in work activities between FFY 2006 and FFY 2007. As a result of not meeting the work participation rate requirements, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2010 Budget Act continued to reflect an increase of MOE spending by $179.5 million in fiscal year 2010-11, to $2.9 billion, to reflect this penalty. As of November 22, 2010, the federal government had recently notified California that it had not met the FFY 2008 work participation rate requirements and assessed a penalty of $47.7 million. Under state law, 50 percent of the penalty amount is the State’s responsibility and the remaining 50 percent would be shared among those counties not meeting work participation rate requirements. As of November 22, 2010, the State indicated that it intended to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. The State indicated that, to the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to fiscal year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in fiscal year 2011-12. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. In addition, beginning in fiscal year 2011-12, the following long-term reforms are scheduled to become effective:

•	Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months.

•	Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees.

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Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months.

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Reducing by 25 percent the child-only grant for non-work-eligible adults unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

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Eliminating the statutory cost of living adjustment (“COLA”) for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits, including the 2010-11 fiscal year.

Nationwide, ARRA appropriated a combined total of $5 billion for a TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state could receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short-term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state could be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceeded the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). For the two-year period ending September 30, 2010, total General Fund savings resulting from the TANF ECF were estimated to be over $708 million.

The 2010 Budget Act included $407.8 million in General Fund savings. The bulk of these savings was expected to be derived from the extension of TANF Emergency Contingency Funding from October 1, 2010 through June 30, 2011, for General Fund savings of $395.4 million.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of November 22, 2010, approximately 4.0 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

For the 2010 Budget Act, Medi-Cal expenditures were estimated to be $41.2 billion ($11.2 billion from the General Fund) in fiscal year 2009-10 and $50.2 billion ($12.2 billion from the General Fund) in fiscal year 2010-11. There was expected to be a net increase of $1 billion in Medi-Cal General Fund expenditures in fiscal year 2010-11, when compared to revised fiscal year 2009-10. This is the net result of:

(a) An increase in the base cost of about $4.2 billion due to the enhanced ARRA funding, as of November 22, 2010, scheduled to end ($1.7 billion), removal of the Proposition 1A transfer ($1.6 billion), base caseload and cost increases ($0.9 billion), and other baseline issues.

(b) A savings of $3.2 billion related to the six-month extension of ARRA funding, mandatory enrollment into managed care for seniors and persons with disability, an adjustment to the county administration estimate process, a hospital rate freeze, and other savings proposals.

The 2010 Budget Act included a decrease of $3.6 billion in General Fund expenditures (statewide) by obtaining additional federal funds in a number of targeted areas. The proposals included an increase in the State’s Federal Medical Assistance Percentage, monies owed to the State for incorrect Medicare disability determinations, and recalculation of state Medicare Part D clawback payments after taking into consideration aggressive state rebates (which would reduce clawback costs to California if these benefits were still provided through Medi-Cal), as well as possible General Fund relief through the new comprehensive Section 1115 Medi-Cal Financing Waiver. Additional options included seeking federal support on court cases preventing the State, as of November 22, 2010, from implementing previously enacted program changes to Health and Human Services programs or increasing the income standard to receive federal funds in the Foster Care program.

The 2010 Budget Act included $560 million of General Fund savings from funds (to cover children’s health care costs in Medi-Cal) made available through the enacted AB 1383 hospital fee. As of November 22, 2010, the federal government had authorized the state fee. As of November 22, 2010, the State indicated that state legislation may also be explored in the next session to potentially extend the hospital fee from January 1 to July 1, 2011 to benefit from extended ARRA funds. Overall, the program uses fees on the industry to match federal funds, most of which are returned to Medi-Cal providers through supplemental payments, and $80 million per quarter is designated for providing children’s health care in Medi-Cal. The 2010 Budget Act also included a technical fund shift authorized by AB 1653, which enables the State to achieve savings previously budgeted, and without any adverse impact on hospitals.

As of November 22, 2010, litigation is pending with respect to certain cost reductions implemented by the State.

Average monthly caseload in Medi-Cal was 7.28 million in fiscal year 2009-10. Caseload was expected to increase in fiscal year 2010-11 by approximately 262,300, or 3.6 percent, to 7.54 million eligible people.

Federal health care reform now allows states to offer family planning services through a state plan amendment. Accordingly, the Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program has been converted to a state plan amendment, which removes prior treatment of the services and federal funds as one-time in nature. In other words, the services and federal funds are now ongoing.

The 2008 Budget Act required the California Department of Health Care Services (“DHCS”) to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for fiscal year 2008-09. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for fiscal year 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumed that DHCS would achieve $323.3 million in savings in fiscal year 2009-10. DHCS ultimately saved $646 million in fiscal year 2009-10 due to the receipt of budgeted federal funds to offset General Fund costs. After accounting for the federal fund adjustments, the additional $323.3 million budgeted for savings in fiscal year 2009-10 did not materialize. The 2010 Budget Act assumed a savings of $323 million General Fund in fiscal year 2010-11.

On February 17, 2009, President Obama signed ARRA, which was to enhance California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program through December 31, 2010. The measure provided an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment were eligible for an additional FMAP increase determined through a formula. California qualified for additional FMAP increase due to its high unemployment rate. California’s FMAP as of November 22, 2010 was 61.59 percent. The federal government subsequently passed a six month increased FMAP extension of 8.8 percent during the first quarter and 6.9 percent in the second quarter of 2011.

In February 2010, the federal government announced it would apply the federal ARRA FMAP to the clawback for October 2008 through December 31, 2010. The “clawback” is a payment made to the federal government to compensate for state Medicaid savings that would otherwise result from the Medicare Part D prescription drug benefit. This action resulted in $682.2 million one-time federal funds to offset the State’s General Fund. DHCS used $447.3 million in fiscal year 2009-10 to credit against the monthly Part D clawback payments, beginning with the January 2010 invoice that was paid in March 2010. The remaining amount was to be used in fiscal year 2010-11.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2010 Budget Act included approximately $3.0 billion in General Fund expenditures for fiscal year 2010-11, which remained relatively unchanged from the revised fiscal year 2009-10 funding level. As of the 2010 Budget Act, the average monthly caseload in this program was estimated to be 1.3 million recipients in fiscal year 2010-11, a 1.4 percent increase over the revised fiscal year 2009-10 projected level.

Health Care Reform—As of November 22, 2010, the State was continuing to study the recently enacted federal health care reform and its implications. Among other things, the law: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care and outpatient services beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs (other health programs may also be affected, pending further review) before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform. The State has preliminarily estimated annual costs of $1.4 billion in General Fund monies in fiscal year 2013-14 and growing to about $3.5 billion annually by 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Two bills, Chapter 655, Statutes of 2010 (AB 1602, Perez) and Chapter 659, Statutes of 2010 (SB 900, Alquist and Steinberg) establish the Health Care Reform Exchange (“Exchange”) as an independent entity in state government and outline the authorities and responsibilities of the Exchange and its governing board. The Exchange is to provide a marketplace for individuals and small businesses to purchase health insurance by January 1, 2014. The Exchange is to establish requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered in the Exchange, and the Exchange is to be required to provide an adequate selection of qualified health plans in each region of the State. It could cost in the hundreds of millions or even billions of dollars potentially—depending on federal particulars when they are known, how much the federal government pays for implementation, and policy decisions made by the yet to be appointed board. The federal law authorizes the Secretary of the federal Health and Human Services Department to provide grants necessary to fund start-up costs. AB 1602 authorizes the Exchange to assess charges as a part of premiums on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2010 Budget Act included total operating expenditures of $8.8 billion for CDCR from all funding sources. Of this amount, $8.5 billion comes from the General Fund. The CDCR budget included funding for over 66,550 personnel years at a total cost for salaries and benefits of approximately $6.6 billion. Lease payments and bond insurance costs were expected to total $268.7 million, and the remaining funds were budgeted for operating expenses and equipment.

The 2010 Budget Act included reductions for CDCR totaling $1.1 billion. Of these savings, $820 million was to reduce the Receiver’s Medical Program budget to decrease the per-inmate medical cost to a level comparable to other states’ correctional health care programs, and a savings of $200 million related to a reduction in the inmate population.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. As of November 22, 2010, three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate state owned real property, as well as improvements to health care facilities at existing prison facilities statewide. As of November 22, 2010, CDCR plans to meet the Receiver’s needs through its implementation of the AB 900 Prison Construction Program.

On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order. The State’s motion asking the Plata court to terminate the Receiver was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. As of the 2010 Budget Act, the State’s appeal was denied. The Receiver subsequently withdrew this motion.

The 2010 Budget Act included $968 million for the Receiver’s Medical Services Program, which was a decrease of $773 million compared to the Amended 2009 Budget Act and a subsequent supplemental appropriations bill. As of November 22, 2010, the State indicated that failure to achieve these full reductions would place increased pressure on General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling required the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State filed a prisoner-release plan with the three-judge panel. On January 12, 2010, the three-judge panel issued its final order, containing the same rulings. The State appealed the order to the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. Oral argument was scheduled for November 30, 2010, and a decision is expected before the end of the Court’s 2010-11 term.

The three-judge panel’s ruling, if sustained by the Supreme Court, would not result in the immediate release of any prisoners, only the preparation of a population reduction plan. As of November 22, 2010, the fiscal and policy impact of the three-judge panel ruling was unknown, being dependent on the outcome of proposed budget solutions, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the state prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing.

Litigation challenging the constitutionality of the lease-revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease-revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails is to be available under Prison Phase II.

Implementation of AB 900 was delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and, as of November 22, 2010, the Administration is implementing the construction programs within the constraints of cash available for interim financing. Several projects to provide mental health capacity have been initiated and the first projects began construction during calendar year 2010. Additionally, one reentry and three infill projects began design during calendar year 2010.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million from the General Fund to complete various infrastructure and capacity improvements.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment as of November 22, 2010, the employer contributions were not sufficient to cover the cost of the benefits to claimants. In a report titled “October 2010 Unemployment Insurance (UI) Fund Forecast” (the “October 2010 UI Forecast”), the State Employment Development Department stated that the UI Fund had a deficit of $6.2 billion at the end of 2009, and $8.3 billion at the end of September 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund would have deficits of $10.3 billion at the end of 2010, a deficit of $13.4 billion at the end of 2011, and a deficit of $16.0 billion at the end of 2012. The projections in the October 2010 UI Forecast were based on an economic outlook and labor projections prepared in June 2010.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds with state funds. However, ARRA provides that interest would not begin to accrue until January 1, 2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011, or interest payments would begin as described below.

Assuming the State does not begin repayment of the loan prior to September 2011, as described above, in fiscal year 2011-12 the General Fund would be required to make an interest only payment of approximately $362.3 million for the period from January 1 through September 30, 2011 (based on an assumed then-outstanding federal loan of $13.4 billion). The amount payable in fiscal years after fiscal year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. As of November 22, 2010, Congress was considering an extension of the interest waiver beyond December 31, 2010.

On October 20, 2010, the Legislative Analyst’s Office issued a report titled “California’s Other Budget Deficit: The Unemployment Insurance Fund Insolvency” (the “LAO UI Report”). The LAO UI Report was based on projections prepared by the Employment Development Department in May 2010. The LAO UI Report stated that, as of October 20, 2010, the UI Fund was insolvent. The LAO UI Report also stated:

“The Legislature essentially has three main choices for returning the UI fund to solvency: (1) reducing benefit payments, (2) increasing employer tax contributions, or (3) adopting some combination of the previous two options. To assist the Legislature we examined multiple scenarios for achieving solvency and found that:

•	Decreasing UI benefits alone cannot address the fund insolvency in the near future.

•	Options involving UI tax increases could quickly improve the fund condition.

•	Employer tax increases could hurt California’s competitiveness.

•	The UI financing structure is not sufficiently robust.”

“In developing a strategy to bring solvency to the UI fund, we recommend that the Legislature:

•	Attempt to minimize adverse impacts on the economy.

•	Make both tax and benefit changes.

•	Consider different approaches for the short term (calendar years 2011 and 2012) than for the long term.

•	At a minimum, take prompt action to bring UI benefits and tax revenues into line so that the accumulated deficit and associated interest obligation stops growing.”

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. (The State’s General Fund does not directly contribute to the University of California’s system; however, the system has been advocating that the State begin to do so.) Information about this system may be obtained directly from the University of California.

As described below, the obligation of the State to fund retirement benefits constitutes a significant financial obligation. Retirement related costs payable from the General Fund have increased significantly over the last several years, for a variety of reasons, including enhancement to retirement benefits enacted prior to 2003, and significant investment losses in 2008 and early 2009. As of November 22, 2010, CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars. Retirement related costs payable from the General Fund could increase significantly in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, retirement benefit adjustments and, in the case of CalSTRS, statutory changes in contributions.

New Formula for Retirement Benefits

Legislation enacted in October 2010 as part of the 2010 Budget Act package (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (“SB6X 22”) makes changes to the retirement formula for state employees hired after January 15, 2011. Generally, the formula for receiving full retirement benefits will be restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment. SB6X 22 also recognized that these reforms of the pension formula for future employees had been agreed to by some state employee bargaining units prior to enactment of the law. SB6X 22 also addressed the problem of pension “spiking” by generally requiring the retirement formula for future employees to be based on an average of pay in three consecutive years, rather than being based on the single highest year’s pay (for those not currently in the three year formula). While these reforms will only start to impact state retirement costs many years in the future, there will be current savings by requiring existing and future employees to contribute a greater percentage, ranging from 2 to 5 percent, of their salaries toward future pension benefits.

Finally, separate legislation, SB 867 (Chapter 733, Statutes of 2010) will require CalPERS to submit to the Legislature, Governor and Treasurer certain reports when it adopts the contribution rate for state payments to the System. The Treasurer will be required to evaluate and report to the Legislature his or her opinion regarding these reports.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2009, included 1,458 school districts and 1,568 public agencies. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2009-10 was approximately $17.4 billion.

The actuarial assumptions used in determining actuarial liabilities and required employer contributions include both economic and non-economic assumptions. These assumptions represent the actuary’s best estimate of anticipated future experience and are reviewed in depth periodically. The economic assumptions as of November 22, 2010 include assumed inflation of 3.0 percent compounded annually, investment return (net of administrative and investment expenses) of 7.75 percent per year, compounded annually, and annual payroll increases of 3.25 percent. CalPERs indicated it would reconsider the discount rate it uses in February 2011. Reductions in the discount rate assumption could result in significant increases to required contributions.

Required contributions to PERF are determined annually on an actuarial basis and solely by CalPERS. Payments into PERF are made from employer contributions (including the state) and employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. Approximately 57 percent of the state contributions to PERF are made from the General Fund.

Employees, except those participating in the non-contributory, second tier plan contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan, and these employees generally receive lower pension benefits.

The State and Schools Actuarial Valuation for the year ended June 30, 2009 uses the Market Value of Assets (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis. As of November 22, 2010, CalPERS was monitoring the funded status of the plan using the MVA to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of November 22, 2010, the most recent actuarial valuation of CalPERS, based on data through June 30, 2009, showed an accrued unfunded liability allocable to state employees of $23.450 billion on an AVA basis and $48.648 billion on an MVA basis. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. According to CalPERS, the weighted rates of return experienced by PERF over the past 20 years, 10 years, five years, and three years (in each case through fiscal year 2008-09) have been 7.4 percent, 2.3 percent, 1.6 percent, and -4.9 percent, respectively.

For the six month period ended December 31, 2009, CalPERS experienced a net investment gain of 12.57 percent.

Because of the rate stabilization methods adopted by the Board in April 2005 and in December 2009, the impact of current market returns as of November 22, 2010, and in particular, the fiscal year 2008-09 investment loss, on employer rates for the future should be mitigated. Except as described below, when CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value. Any asset value changes outside these ranges will result in a greater impact on future employer contribution rates.

As of June 30, 2007, CalPERS had set aside approximately 14 percent of the market value of the fund as a reserve. The negative 5.1 percent return for fiscal year 2007-08 used up all but 1 percent of the 14 percent set aside for the “rainy day” fund. The remaining 1 percent was used in developing employer contribution rates for the 2009-10 fiscal year. Therefore, the reserve is no longer available. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2009, in recent years, the demographic experience of most plans translated to increases in employer rates.

CalPERS’ rate stabilization methods help to mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which, as of November 22, 2010, was estimated to be $3.8 billion for fiscal year 2010-11) could increase by 50 percent or more.

Although the investment horizon for pension plans is long term, CalPERS recognizes that investment returns over the short term fluctuate and can lead to volatile employer contribution rates, despite the current smoothing policy in place. Announced in December 2009, CalPERS has implemented an enhancement to its rate stabilization method, which is to utilize a 3-year phase-in of the negative 24 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value or less than 80 percent of the market value. Under the three-year phase-in, assets are treated as follows:

1.	For fiscal year 2011-12, the actuarial value of assets cannot be more than 140 percent of the market value or less than 60 percent of the market value on June 30, 2009.

2.	For fiscal year 2012-13, the actuarial value of assets cannot be more than 130 percent of the market value or less than 70 percent of the market value on June 30, 2010.

3.	For fiscal year 2013-14, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value on June 30, 2011, a return to the previous values.

Lastly, the asset loss outside of the 80 percent – 120 percent range is to be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, actuarial assumptions and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent enhancement to rate stabilization methods, and that such increases will not materially adversely affect the financial condition of the State.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS Program”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released each year based on data through June 30 of the preceding fiscal year. As of June 30, 2009, the DB Program had approximately 1,745 contributing employers. According to CalSTRS, as of June 30, 2009, the DB Program had 615,216 active and inactive program members and 232,617 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute, and are not adjusted to reflect actual investment returns or other factors which affect the funded status of the DB Program and SBMA. The contribution rate to the DB Program is 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in fiscal year 2009-10, $71 million in fiscal year 2010-11, and $72 million thereafter.

Each employer contributes 8.25 percent of payroll, while employees generally contribute 6 percent of pay to the DB Program (and an additional 2 percent of pay to the DBS Program). As of November 22, 2010, the most recent actuarial valuation of the DB Program, based on data through June 30, 2009, showed an actuarial accrued unfunded liability of $40.5 billion. Actuarial valuations as of June 30, 2010 were expected to be available by April 2011. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past 10 years and five years (in each case through fiscal year 2009-10) was 2.5 percent and 2.1 percent, respectively.

The actuarial assumptions used in determining actuarial liabilities and required employer contributions include both economic and non-economic assumptions. These assumptions represent the actuary’s best estimate of anticipated future experience and are reviewed in depth periodically. The economic assumptions for the DB Program as of November 22, 2010 include assumed inflation of 3.25 percent compounded annually, investment return (net of administrative and investment expenses) of 8.00 percent per year, compounded annually, and annual payroll increases of 4.25 percent. The economic assumptions for the SBMA Program as of November 22, 2010 include assumed inflation of 3.25 percent compounded annually, investment return (net of administrative and investment expenses) of 8.00 percent per year, compounded annually, and annual payroll increases of 4.25 percent. The State reported as of November 22, 2010 that at the December 2010 meeting of the CalSTRS board, the CalSTRS board was expected to evaluate whether to reduce its assumptions on investment return, wage and price inflation. The net effect of reduced investment return and inflation assumptions will generally result in increased required contributions.

On September 28, 2010, the Chief Executive Officer of CalSTRS sent a letter to then-Governor Schwarzenegger pursuant to which he transmitted the June 30, 2009 actuarial valuation for the benefit programs that comprise the state teachers’ retirement plan (the “CalSTRS Letter”). The CalSTRS letter noted that the unfunded liability for the DB Program (described above) was approximately $40.5 billion. The CalSTRS Letter also stated that:

To amortize this unfunded liability over 30 years will require an increase in contributions equal to 14 percent of the total compensation paid to CalSTRS members each year; an increase initially equal to $3.8 billion annually and increasing thereafter. This projection was based on an assumption that CalSTRS would earn eight percent in its investments each year, and that inflation would equal 3.25 percent annually....

Unlike other California retirement systems, the Teachers’ Retirement Board has no authority to set the rates of contribution that fund the program; those contribution rates are set by statute enacted by the

Legislature and approved by the Governor. Although the contributions paid have generally complied with the requirements of those statutes, the amount contributed has been less than the amount needed to fully fund the retirement program in accordance with Government Accounting Standards Boards standards since 2002.

The projected 14 percent contribution rate increase would amortize the fund over 30 years only if it was enacted immediately by the entire amount. The board recognizes that immediately increasing contributions by that amount would put a severe strain on already stressed state and local budgets and that required increases in contributions might be deferred for a period of time, and implemented gradually. Nonetheless, it is important that the state, as the sponsor of the State Teachers’ Retirement Plan, recognize its obligation to provide an actuarially sound retirement system to those Californians who have so admirably served our state. If the state fails to address this funding shortfall, the assets of the DB Program will be depleted by 2044. At that time the state would be required to pay, each year, the difference between the amount contributed and the amount paid in benefits. While that might suggest that the state has many years to implement a solution, the longer the state delays implementing a solution, the more expensive it will be to fully fund the program. It may reach the point that the cost of a funding solution could become unaffordable to the state.

As previously noted, the State’s contribution to CalSTRS is established in statute, and is not adjusted to reflect actual investment returns or other factors which affect the funded status of the DB Program and SBMA. The Administration does not concur with CalSTRS’ assertion that the State is ultimately responsible to address any funding shortfall. Further, there are a number of ways to address the unfunded liability including increased employer and employee contributions.

Academic Studies of Pension Obligations

There have been a number of published studies concerning public pension obligations of states and local governments. One recent study from Stanford University’s Institute for Economic Policy Research (which was prepared at the request of then-Governor Schwarzenegger) analyzed the potential for significant financial risk to the State due to the funding status of the systems, using different investment and other assumptions. The Stanford study states that, as of July 1, 2008, CalPERS had unfunded liabilities of $239.7 billion and a funding ratio 49.9 percent when using a risk-free discount rate of 4.14 percent. The study also states that, as of July 1, 2008, CalSTRS had unfunded liabilities of $156.7 billion and a funding ratio of 50.8 percent when using the same risk-free discount rate. In addition, a study from Northwestern University’s Kellogg School of Management looks at pension benefit payments relative to asset levels and contributions. Using a different approach to project benefit payments relative to assets, this study concludes that California’s three pension systems (presumably including the University of California), in the aggregate, will be depleted in the year 2030.

CalPERS and CalSTRS both disagreed with the findings in the Stanford study and the Northwestern study, generally stating that the studies utilized inappropriate assumptions (including, in particular, unrealistically low long term investment return assumptions) and methodologies, in light of the long term nature of the respective system’s obligations. In addition, the basis upon which CalSTRS and CalPERS currently disclose their assets and liabilities are in compliance with accounting standards adopted by the Government Accounting Standards Board.

Other Post-Employment Benefits (“OPEB”)

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2009, approximately 141,900 retirees were enrolled to receive health benefits and 116,400 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”), the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs.

On February 9, 2010, the State Controller’s Office released the State’s OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. As of November 22, 2010, the February 9, 2010 report was the most recent that had been released. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree health care costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2009, the current pay-as-you-go funding policy results in an AAL of $51.82 billion, an annual OPEB cost of $3.93 billion, estimated employer contributions of $1.44 billion and an expected net OPEB obligation of $7.18 billion for fiscal year 2009-10.

The key factors contributing to the $864 million change in actuarial liabilities from the previous valuation report include:

•	Health care claims grew at a rate lower than the assumed trend rate, resulting in a decrease in actuarial liabilities of approximately $1.03 billion.

•	Demographic experience (more members retiring earlier and living longer than assumed) caused actuarial liabilities to increase by $601 million.

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Changes in assumptions and methods (updating the aging factors and health care trend rates used to project the member’s average health care claim costs after retirement) increased actuarial liabilities by $1.29 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol (“CHP”) officers, including cadets, and supervisors, and managers. The contributions for prefunding OPEB were effective July 1, 2009 (at 1 percent of pay increasing to 2 percent on July 1, 2010), and are deposited in an account in the California Employers’ Retiree Benefits Trust. This contribution is to be temporarily redirected to pensions until July 1, 2013 due to contract agreements reached in fiscal year 2010-11 (as of November 22, 2010, this redirection does not apply to CHP supervisors and managers). Contract agreements reached in 2010-11 with the International Union of Operating Engineers (Bargaining Unit 12) and the

Union of American Physicians and Dentists (Bargaining Unit 16) included employee contributions of 0.5 percent of pay to prefund OPEB starting July 1, 2012. Additionally, Bargaining Unit 12 agreed to a revised vesting schedule for retiree health benefits for new employees hired after January 1, 2011. Under the revised schedule those employees will have to work for 25 years to qualify for 100 percent of state coverage of premium and 15 years to qualify for 50 percent coverage (as of November 22, 2010, the schedule was 20 years and 10 years, respectively).

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources; and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Most recently, Propositions 22 and 26, approved on November 2, 2010, further limit the State’s fiscal flexibility.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. A constitutional amendment which would strengthen the BSA is scheduled to be submitted to voters on the June 2012 election ballot.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A of 2004 allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $950 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers authority) no later than June 15, 2013. The 2010 Budget Act included $90.8 million for the interest payments incurred in fiscal year 2010-11 to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and clarifies the role of the Mental Health Services Oversight and Accountability Commission.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07, 2007-08, 2008-09 and 2009-10 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session eliminated the General Fund sales tax on gasoline that funded the Proposition 42 Transfer, and replaced it with increased fuel excise tax revenues that go directly to local governments for road maintenance and to the State Highway Account for highway maintenance and rehabilitation projects. However, the 2010 Budget Act still included $83 million to repay a portion of past suspensions. Proposition 22, described below, overturns the tax “swap” made in Chapter 11.

November 2010 Initiatives

Two initiative measures approved by the voters on the November 2, 2010 ballot affect the budget process.

Proposition 22—Local Government Funds

This measure, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances. The Proposition 1A borrowing done in 2009 is grandfathered. In addition, superseding Proposition 1A of 2006, the State is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure eliminated an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which would have grown to over $1 billion by fiscal year 2013-14. The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State’s flexibility in reaching budget solutions in the future. The State used these actions for several billion dollars of solutions in some recent years.

Proposition 26—Increases in Taxes or Fees

This ballot measure revises provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the practice where a tax increase coupled with a tax reduction has been treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained

General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $86.3 billion (compared to $84.6 billion projected). As a result, the State exhausted the projected General Fund reserve and ended the 2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

The discussion below describes some of the elements of the Amended 2009 Budget Act, some of which could not be implemented as originally expected.

The	Amended 2009 Budget Act contained the following major General Fund components:

1.	Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every state program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the budget solutions included:

•	Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

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Use of Redevelopment Agency Funds—The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues were ultimately to be shifted to schools that serve the redevelopment areas. An association of redevelopment agencies and a group of counties filed separate suits to block this transfer, which, if successful, could adversely affect the state’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the State in this challenge; the decision was appealed to the Third District Court of Appeals in September 2010. Subsequent to enactment of the Amended 2009 Budget Act the Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the Low and Moderate Income Housing Funds to make the fiscal years 2009-10 and 2010-11 payments. As of the 2010 Budget Act, the appeal was still pending.

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Payroll Shift—One-time savings of $1.618 billion ($937.6 million from the General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010 to July 2010 for all entities that are paid through the Uniform State Payroll System. This shift is to be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the Legislature, the California Exposition and State Fair, and local trial courts.

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State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, as of November 22, 2010, the State no longer expected the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2.	Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from ARRA to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. As of the 2010 Budget Act, the 2008-09 and 2009-10 estimates had been adjusted to $9.2 billion.

3.	Proposition 98—As of the Amended 2009 Budget Act, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion. The 2010 Budget Act included $49.5 billion in 2009-10 funding for Proposition 98, of which $35.5 billion was the General Fund portion.

4.	K-12 Education—The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10 of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10 of which $35.9 billion was to be funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10. As of the 2010 Budget Act, total K-12 funding remained at the May Revision level of $65.9 billion for 2009-10, of which $36.0 billion was slated to be provided from the General Fund. The 2009-10 per-pupil expenditures were slated to be $11,135.

5.	Higher Education—The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of Higher Education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that were included in the Proposition 98 Guarantee and were to be expended on California Community Colleges. The 2010 Budget Act included total funding of $20.6 billion for fiscal year 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research).

6.	Health and Human Services—The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from ARRA. As of the 2010 Budget Act, non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10 were projected to be $24.3 billion.

7.	Transportation Funding—The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the Public Transportation Account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the state sales tax on gas and increasing the state gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the Public Transportation Account, eliminating the so-called spillover allocation. Fuel excise tax revenues are to be used to offset highway bond debt service, thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief was projected for fiscal year 2010-11.) Remaining Public Transportation Account funds and new diesel sales tax revenues were to be used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 were proposed to be loaned to the General Fund and repaid in three years. The 2010 Budget Act assumed fuel excise tax revenues would be used to offset highway bond debt service, providing $491 million of General Fund relief in fiscal year 2010-11. Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues were to be used to offset transit bond debt service allowable under the court ruling. All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected. Of the amounts of General Fund solutions above, at least $850 million were not expected to be realized in 2010-11.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for the remainder of fiscal years 2009-10 and 2010-11. Subject to interpretation by the courts, Proposition 22 provides for a different distribution of transit funding. Similarly, to the extent the debt service allocation of this revenue is prohibited by Proposition 22, those revenues could be distributed as provided in current law to the State Transportation Improvement Program, local roads, and the State Highway Operations and Protection Program. As of November 22, 2010, it is not certain how the courts will interpret the repealer provisions of Proposition 22, nor how any litigation may be framed, so other outcomes are possible. Proposition 26 may also be interpreted by the courts as applying to the revenues that provide for these transportation allocations. The State indicated that if the

Legislature did not reenact the statute providing these revenues with a two-thirds vote by November 3, 2011, it was not certain whether some or all of the revenue provisions would be operative after that date, and it was not certain whether revenue sources formerly operative would be restored. As of November 22, 2010, it is also not certain how the courts would rule on a suit, if one is filed.

8.	Budget Stabilization Account—Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

9.	Prison Funding—The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million. As of the 2010 Budget Act, CDCR General Fund expenditures in fiscal year 2009-10, excluding debt service and savings from employee compensation, were $8.6 billion. A total of $578 million of savings was assumed, of which $250 million was related to a reduction in programs, $100 million was an unallocated reduction, $53 million related to population decreases, $48 million was for the elimination of that year’s special repair budget, and $42 million pertained to a reduction in Female Community Correctional Center beds.

Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants ($2.6 billion) as of September 4, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 using unapplied cash resources which were available in the General Fund following issuance of the 2009-10 Series A Notes.)

The State was able to manage its cash flows for the balance of fiscal year 2009-10 although it was assisted by legislatively authorized deferral of certain payments in March-April 2010 under a cash management bill. The

State paid all its obligations due through the end of fiscal year 2009-10 using revenues and internal borrowable resources. The General Fund ended fiscal year 2009-10 owing $9.992 billion to special funds for such short-term cash flow borrowings.

Cash Management in Fiscal Year 2010-11

The first cash management bill authorized deferral of certain payments during fiscal year 2010-11 including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), SSI/SSP reimbursements to the federal government, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, CalSTRS payment modifications and trial operations (not including payroll). Many of these deferrals were made or could be made in July 2010, October 2010 and March 2011 and, as of November 22, 2010, did not and were not to exceed 60, 90 and 60 days, respectively. However, depending on actual cash flow conditions at the time, the Controller, Treasurer and Director of Finance may either accelerate or delay the deferrals up to 30 days, or reduce the amounts deferred. In total, as of the 2010 Budget Act, the Department of Finance estimated these deferrals would improve the State’s cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts that could demonstrate hardship, would not be subject to these deferrals. The cash management bill expressly provided that no deferrals would be permitted to affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service. The July 2010 deferrals were made as authorized, and the October 2010 deferral was accelerated into September 2010 because of the delay in enactment of a budget.

The State entered fiscal year 2010-11 on July 1, 2010 with General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the State. This allowed the State to conserve its cash resources, and, unlike the previous year, no registered warrants had to be issued.

Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, totaling approximately $6.7 billion payable from the General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allowed for short term deferrals (mostly within October 2010 or from October 2010 to November 2010) of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of 2010 Interim Revenue Anticipation Notes (the “Interim Notes”) on October 28, 2010 in a private placement with multiple financial institutions. The State was planning to issue $10 billion of revenue anticipation notes to public investors on or about November 23, 2010 which would allow repayment of the Interim Notes from unapplied resources.

While the Administration’s estimates of cash flow in fiscal year 2010-11 indicated a positive projected cash position in each month of fiscal year 2010-11 (even after reduction of borrowable resources due to Proposition 22), this is not indicative of a return to fiscal health. Rather, the State’s cash position has improved as a result of (1) the cash deferral legislation passed in March 2010 and October 2010 and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. As of November 22, 2010, the State’s fiscal officers were continuing to closely monitor developments which could impact the State’s cash management requirements, including monthly cash receipts and disbursements. There could be no assurance that deterioration in revenue and/or increases in expenditures in the 2010-11 fiscal year or early in fiscal year 2011-12 would not require state officers to implement additional cash management measures before the end of the fiscal year, including but not limited to additional payment deferrals, issuance of additional revenue anticipation notes, or issuance of registered warrants or registered reimbursement warrants, to supplement its cash management program for fiscal years 2010-11 or 2011-12.

2010 BUDGET ACT

The 2010 Budget Act enacted on October 8, 2010, projected to end fiscal year 2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 were projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 were projected at $86.6 billion—essentially flat compared to the prior year. These amounts compare to the following which were proposed in the 2010-11 Governor’s Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

Proposition 22, approved by the voters on November 2, 2010, was to have a negative impact estimated at $850 million on several portions of the enacted 2010 Budget Act.

On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, the Governor announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to begin on December 6, 2010 (the first day of the newly-elected Legislature) to address any estimated shortfall in the 2010-11 fiscal year.

Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year 2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions. The majority of these solutions were one-time or temporary in nature, which will cause budget gaps to recur in fiscal year 2011-12 and beyond. The 2010 Budget Act solutions consisted of the following major components, which are described in more detail below:

•	$8.4 billion in expenditure reductions (43.6 percent of total solutions).

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$5.4 billion in additional federal funds above ongoing federal support of state programs and commitments of funds from ARRA (28.0 percent of total solutions). As of November 22, 2010, about $1.83 billion of these funds had been approved; the balance was being sought by the State.

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$5.5 billion in other one-time solutions (28.4 percent of total solutions). This included adoption of the LAO’s revenue forecast, a two-year suspension of the net operating loss carry forward provision on business income taxes, the sale and leaseback of 11 state office buildings, and borrowing from special funds and delaying repayment of earlier special fund loans.

The 2010 Budget Act contained the following major General Fund expenditure reductions and other significant solutions.

Expenditure Reductions

1.	Health and Human Services

Some of the larger expenditure reductions included:

•	Department of Health Care Services—a decrease of $187.1 million by enrolling seniors and people with disabilities in managed care plans and deferring some payments.

•	Department of Social Services—a reduction of $365.9 million from an advance of Temporary Assistance for Needy Families Block Grant funds.

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Department of Social Services—a decrease of $300 million in funding for the In-Home Supportive Services program due to assumed additional federal funds, a 3.6 percent across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume.

2.	Corrections and Rehabilitation

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A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State’s prison system to reduce per-inmate medical costs to a level comparable to other states’ correctional health-care programs. As of November 22, 2010, the Receiver was cooperating in trying to achieve these savings but had not yet presented a specific plan; the State indicated that it could not guarantee the final result.

•	Decrease of $200 million from projected reduction of inmate population.

3.	Proposition 98

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A decrease of $4.1 billion due to suspension of the Proposition 98 Guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remained the same as in the prior year, and was higher with federal funding increases.

4.	General Government

•	Employee Compensation—a reduction of $1.6 billion in the General Fund and special funds through collective bargaining agreements and other administrative actions.

•	Workforce Cap—a reduction of $449.6 million through a five-percent workforce reduction. The 2010 Budget Act also included $130 million in associated operating expense and equipment savings.

•	Commission on State Mandates—a one-time reduction of $365 million by suspending most mandates not related to elections, law enforcement, and property taxes.

Additional Federal Funds

The 2010 Budget Act assumed the State would benefit from $5.4 billion in additional federal funds or flexibility to reduce expenses by waiver of federal requirements. This $5.4 billion of federal aid was above amounts in ongoing federal programs or stimulus monies previously approved. As of November 1, 2010, about $1.83 billion of these funds had been approved, consisting of:

•	A decrease in state expenditures of $1.33 billion resulting from extension by prior act of Congress of the enhanced Medicaid funding.

•	A decrease in state expenditures of approximately $500 million from federal approval of a Medi-Cal Financing Waiver.

As of November 22, 2010, the State indicated that it was continuing to seek the remaining funding, which included:

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A decrease of $395.4 million resulting from continuation by prior act of Congress of the Temporary Assistance for Needy Families funding. The State indicated that, during the third quarter of the 2010-11 fiscal year, it would request federal administrative approval to advance the first quarter of the fiscal year 2011-12 payment into the fourth quarter of fiscal year 2010-11, an action permitted by federal law.

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A prospective decrease of $3.1 billion in state expenditures in anticipation of increased federal funding for a number of areas, including incarceration of undocumented immigrant felons, special education, Medicare and Medicaid programs. As of November 22, 2010, Congress had not taken action on these items, which were still the subject of discussions between the state and the federal government. The State indicated that a small portion ($200-300 million) of this funding could become available through federal administrative action.

Other Solutions

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A revenue increase of $399 million in fiscal year 2009-10 and $961 million in fiscal year 2010-11, based on the LAO revenue forecast rather than the Department of Finance projection in the 2010-11 May Revision.

•	A revenue increase of $1.2 billion from extension of the suspension of tax deductibility of net operating losses for taxpayers with incomes in excess of $300,000.

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A one-time revenue increase of $1.2 billion to reflect the sale of 11 state office properties (net proceeds after repayment of about $1.1 billion of debt secured by leases on some of the buildings). The State indicated that it would lease back these properties for a period of 20 years with first right of refusal if the properties were put up for sale. This amount, which resulted from a competitive bid process, was about $600 million higher than was assumed in the 2010-11 Governor’s Budget. As of November 22, 2010, the transaction was planned to close by December 31, 2010, but the contract placed a deadline of January 31, 2011 for completion. On November 16, 2010, a lawsuit was filed seeking to enjoin the completion of the sale.

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A revenue increase of $1.9 billion due to new loans and transfers or extension of repayment date of existing loans from various special funds. This included $762 million from the excise tax revenues approved in the Amended 2009 Budget Act, but an estimated $434 million of this loan was not to be made because of the enactment of Proposition 22.

Impact of Proposition 22

There are two major budget impacts from adoption of this measure:

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Use of monies from excise taxes on gasoline to offset General Fund costs of debt service on general obligation bonds for transportation will no longer be possible. This was expected to increase General Fund expenditures in fiscal year 2010-11 by an estimated $416 million, increasing to over $1 billion in future years.

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A portion of the budgetary loan from excise taxes in the estimated amount of $434 million (identified in “Other Solutions” above) would be prohibited. (A portion of the loan has already been made, and is not affected by Proposition 22.)

Pension and Budget Reforms

As part of the enactment of the 2010 Budget Act, the Legislature adopted bills addressing reform of the state pension system and proposed reform of the State’s budget reserve.

Pension Reform. Legislation was adopted (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (SB6X 22) which is to reduce pension benefits primarily for newly-hired state employees. Some of these same reductions are also included in labor agreements signed in recent months with some state bargaining units. In general, this law sets benefit levels for future employees at levels which were in effect in 1999, prior to a law which at that time increased the percentage of salary which could be received by state employees, and reduced the number of years of service required to achieve maximum benefits. In addition, future employees will have their benefits based on the highest three-year average annual pay, rather than being based on the highest single year, as is provided under the law in place as of November 22, 2010 (except for those employees already using the three-year formula under a contract). SB6X 22 does not change the pension benefits for state employees who were employees before the legislation was adopted (“current employees”) and retirees, so the financial benefits will accrue over a number of years. However, pursuant to labor agreements signed with several bargaining units, both current and future employees will be required to contribute a larger portion of their salary toward future pension benefits.

Budget Reform. The Legislature adopted Senate Constitutional Amendment 10, which is scheduled to be placed before the voters at the next statewide primary, general or special election (as of November 22, 2010, the next election was scheduled for June 2012). If approved by the voters, this measure would place a limit on state spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations to schools) to be spent only on designated purposes such as deposit to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10 percent of General Fund revenues, and would tighten the rules by which monies can be transferred from the budget reserve fund.

Budget Risks and Erosions

The 2010 Budget Act and related legislation addressing the State’s financial situation, and the State’s cash management plan, were based on a variety of assumptions that could be adversely impacted if they did not materialize. As of November 22, 2010, some events had occurred since enactment of the 2010 Budget Act which had already eroded those assumptions. There can be no assurance that the financial condition of the State will not be further materially and adversely affected by actual conditions or circumstances, including but not limited to those described below.

The State indicated that budget erosions already identified as of November 22, 2010, and risks for the remainder of fiscal year 2010-11 included, but were not limited to, the following:

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It was possible that the federal government would reject most or some of the federal fund assumptions included in the 2010 Budget Act. This item represented about $3.6 billion in additional federal funds or administrative relief which would reduce state expenditures. As of November 22, 2010, the federal government had appropriated or approved approximately $1.8 billion of the $5.4 billion federal fund assumed in the 2010 Budget Act. The remainder was to require congressional action, or, in the case of $200-300 million of actions, administrative approval. As of November 22, 2010, the State remained optimistic that more aid would ultimately be acquired from the federal government during fiscal year 2010-11.

•	Budget erosions estimated to be at least $850 million could occur from enactment of Proposition 22, as described above.

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It was possible that actual revenues through the end of the fiscal year would be below projected amounts. Although cash receipts from major tax sources through October 2010 exceeded the 2010-11 May Revision projections, the Department of Finance did not know if this trend reflected underlying strength or was a timing effect, as it appears some taxpayers made estimated tax payments in September 2010 despite a change in law which eliminated a September 2010 payment obligation.

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The 2010 Budget Act assumed $800 million in estate tax revenues based on the scheduled reinstatement of the federal estate tax after January 1, 2011; it was possible that this assumption would be affected by congressional action on the federal estate tax.

•	It was possible that the Administration would not be able to achieve the full amount of projected savings in various programs. Some of these are listed below.

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It was possible that estimated savings of $820 million related to the Department of Correction and Rehabilitation’s medical care budget and $200 million for reduced inmate population would not be achieved.

•	It was possible that the State would be required, under orders of a federal court, to fund prison health care improvements in excess of amounts set forth in the 2010 Budget Act.

•	It was possible that $130 million in General Fund operating expenses and equipment savings associated with the workforce cap reductions would not be fully achievable.

•	It was possible that $140 million estimated for information technology unallocated savings would not be fully achieved.

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It was possible that the planned sale of 11 state office properties would not be completed, although, as of November 22, 2010, the State was moving forward with the sale. On November 16, 2010, a lawsuit was filed seeking to enjoin the completion of the sale. A judge denied a request for a temporary restraining order on November 22, 2010 but scheduled a hearing on a preliminary injunction to occur prior to the planned closing of the sale on December 15, 2010. The State was due an additional deposit of $50 million from the buyers on November 18, 2010, which as of November 22, 2010 was still pending. The State indicated that the Administration would aggressively defend its actions against this lawsuit.

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It was possible that planned solutions in the 2010 Budget Act would be prevented by litigation. As of November 22, 2010, some litigation remained in progress from the Amended 2009 Budget Act, including lawsuits dealing with reductions in health care costs and a lawsuit challenging the State’s ability to use redevelopment agency funds (the latter suit affected $350 million in fiscal year 2010-11). On November 5, 2010, the Superior Court issued a temporary stay preventing the State from making $256 million of cuts to certain childcare programs which had been vetoed by the Governor. A further hearing was scheduled for November 23, 2010. The State does not budget for or set aside revenues to pay adverse litigation judgments.

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The 2010 Budget Act assumed $190 million General Fund savings within the In-Home Supportive Services (“IHSS”) program from imposing a fee, in the form of the state sales tax, on all providers of specified home health services. Because funding for the IHSS program includes federal Medicaid reimbursements, implementation of a fee on IHSS providers is subject to federal approval. In the event this approval was not granted, the General Fund savings associated with this proposal would not materialize.

On November 10, 2010, the Legislative Analyst’s Office released a report titled “The 2011-12 Budget: California’s Fiscal Outlook” (the “LAO Report”). Using a variety of estimates and assumptions, the LAO Report projected the State would incur a budget deficit of about $6.1 billion in fiscal year 2010-11.

Future Deficits

California’s chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend – or drop precipitously, as had been the case in the recent recession—the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. Since many of the budget balancing actions in the Amended 2009 Budget Act and 2010 Budget Act were either one-time actions, or involved loans which have to be repaid, or were based on temporary revenue increases which were due to expire after fiscal year 2010-11 or the non-recurring receipt of federal stimulus funds, significant budget gaps were expected to recur in fiscal year 2011-12 and subsequent years. The State indicated that the Department of Finance would not prepare an estimate of the budget gap for fiscal year 2011-12 until the Governor’s Budget was released in January 2011.

To help avoid these types of boom-and-bust budget cycles in the future, a constitutional amendment is slated to be placed before voters at the next statewide general election—which, as of November 22, 2010, was scheduled for June 2012—to substantially strengthen the state’s Rainy Day Fund, with more stringent deposit requirements in good budget years to provide a greater cushion for bad budget years.

The State’s ability to balance its budget in the future will also be affected by other budget pressures, including particularly potential significant increases in required state contributions to the California Public Employees’ Retirement System, increased financial obligations related to other post-employment benefits, potential adverse decisions in litigation, deferred obligations to schools and local governments and increased debt service.

Another factor creating pressure on future budgets is that the General Fund is obligated to make a variety of payments in future years. In some cases, the Legislature has the ability to modify, further extend the timing or even cancel the obligation to make these payments. Substantial deferred General Fund obligations include, among other things, deferrals of guaranteed payments to school districts pursuant to Proposition 98, repayment of certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and possibly future payment of interest owed on borrowings from the federal government for unemployment insurance payments. As of November 22, 2010, the Department of Finance estimated that deferred Proposition 98 payments would total $9.5 billion as of the end of the 2010-11 fiscal year and that legislatively-approved interfund borrowings would total $2.6 billion as of the same date. These figures do not include short-term deferrals within or across fiscal years, such as when the Legislature recently deferred certain education payments from one fiscal year into the next fiscal year, nor do they include short-term interfund borrowings (also called “special fund borrowings”) for cash management purposes. See “Amended 2009 Budget Act—Cash Management in Fiscal Year 2009-10 and—Cash Management in Fiscal Year 2010-11” for more information on cash deferrals and special fund borrowings.

LAO Report

On November 10, 2010, the Legislative Analyst’s Office released the LAO Report. The following is excerpted from the Executive Summary of the LAO Report:

$25 Billion Budget Problem Needs to Be Addressed in Coming Months

Our forecast of California’s General Fund revenues and expenditures shows that the state must address a budget problem of $25.4 billion between now and the time the Legislature enacts a 2011-12 state budget plan. The budget problem consists of $6 billion projected deficit for 2010-11 and a $19 billion gap between projected revenues and spending in 2011-12.

2010-11 Deficit. We assume that the state will be unable to secure around $3.5 billion of budgeted federal funding in 2010-11. This assumption is a major contributor to the $6 billion year-end deficit we project for 2010-11. We also project higher-than-budgeted costs in prisons and several other programs. In addition, our forecast assumes that passage of Proposition 22 will prevent the state from achieving about $800 million of budgeted solutions in 2010-11.

2011-12 Deficit. The temporary nature of most of the Legislature’s 2010 budget-balancing actions and the painfully slow economic recovery contribute to the $19 billion projected operating deficit in 2011-12. This gap is $2 billion less than we projected one year ago. Actions taken during the 2010-11 budget process to reduce Proposition 98 education spending are a major contributor to the decline.

Ongoing Annual Budget Problems of $20 Billion Persist

Similar to our forecast of one year ago, we project annual budget problems of about $20 billion each year through 2015-16. In 2012-13, when the state must repay its 2010 borrowing of local property tax revenues and the full effect of Propositions 22 and 26 hit the state’s bottom line, our forecast shows the operating deficit growing to $22.4 billion. Because our methodology generally assumes no cost-of-living adjustments, our projections probably understate the magnitude of the state’s fiscal problems during the forecast period.

In further explaining the reasons for the forecast $6.1 billion deficit in fiscal year 2010-11, the LAO Report highlighted the following items:

•	Inability to achieve $3.5 billion of additional federal funding or flexibilities.

•	Net $3 billion of other budget solutions at risk, including higher prison and medical care Receiver costs; less savings from employee compensation agreements; less savings in Medi-Cal costs; less savings from In-Home Supportive Services costs; lower property tax receipts, which increase state costs for Proposition 98 aid to schools; and less savings in information technology costs.

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Lower revenue estimates from major state taxes in 2009-10 and 2010-11 of about $447 million, compared to LAO’s earlier estimates on which the 2010 Budget Act was based, and $800 million negative impact from Proposition 22.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other state entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all litigation matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Action Challenging Proposed Sale of State Office Properties

Two taxpayers have filed a lawsuit seeking to enjoin the sale of state office properties, which was scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities requires the approval of the Judicial Council, which had not been obtained, and that the entire sale of all properties constitutes a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case. No. CGC-10-505436). Plaintiffs’ request for a temporary restraining order was denied, and a hearing regarding plaintiffs’ request for a preliminary injunction was scheduled for December 10, 2010, prior to the scheduled closing date for the sale.

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association (“CTA”) Complaint in Intervention, plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education et al. (“CQE”) v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. An initial hearing on these matters was set for December 10, 2010.

Actions Challenging Governor’s Line-Item Vetoes

One of two cases challenging the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act was resolved by the California Supreme Court, which upheld the vetoes, while, as of November 22, 2010, the second case remained pending. In St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al., the Supreme Court issued a decision affirming the appellate court ruling that the vetoes were lawful (California Supreme Court, Case No. S181760). The second case, Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721) was stayed pending resolution of the St. John’s matter, with the stay to remain in effect until 30 days after the St. John’s matter was final. Both actions maintained that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.

Action Challenging Reductions to Child Care Services

In Parent Voices Oakland, et al. v. Jack O’Connell, et al. (Alameda County Superior Court, Case No. RG-10-544021), an advocacy group and parents challenge the implementation of the Governor’s veto of $256 million from a program that provides subsidized child care services to low-income families who participated in the CalWORKS program, alleging the termination of services fails to comply with due process and applicable administrative procedures. Plaintiffs request that the court order the State to continue providing services pending compliance with appropriate procedures. On November 5, 2010, the trial court ordered a temporary stay of the terminations and required the State to provide new notices to recipients who are subject to termination that they may be screened for eligibility for other child care services. A further hearing was scheduled for November 23, 2010.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310-CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a state budget implementation bill enacted in July 2009, A.B.X4 12, violated the provision of the California Constitution which requires that a statute embrace one subject expressed in its title. The bill included budget-related changes to statutes intended to reduce state expenses and increase state revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners sought a declaration that the bill was unconstitutional and void, and a ruling in this matter could have invalidated the entire bill. The trial court ruled the bill violated the Constitution, and it struck from the bill the provision eliminating the rural health care subsidy program, leaving the remainder of the bill intact.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in both matters appealed (California Court of Appeal, Third Appellate District, Case Nos. C064907 and C065390). The appellate court denied petitioners’ request in the California Redevelopment Association matter for a stay pending resolution of the appeal.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, the Governor issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010-11 fiscal year budget was adopted and the Director of the Department of Finance determined that the State had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor’s December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411). The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. PECG v. Schwarzenegger (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS).

Three pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The appellate court ruled against the State and upheld the trial court ruling (California Court of Appeal, First Appellate District, Case No. A125292). The California Supreme Court accepted review but on November 10, 2010 issued an order returning the case to the Court of Appeal for further proceedings consistent with the Supreme Court’s decision in the PECG case. (California Supreme Court, Case No. S182581). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees, and on June 11, 2010, the Court of Appeal affirmed the trial court ruling (California Court of Appeal, First Appellate District, Case No. A126525). The California Supreme Court granted review but on November 10, 2010, issued an order returning the case to the Court of Appeal for further proceedings consistent with the decision in the PECG case. (California Supreme Court, Case No. S184629). In International Union of Operating Engineers, Locals 3, 12, 39 and 501 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to other SCIF employees in different unions based on the SCIF governing statute.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); and CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), petitioners challenge the furlough order as applied to their respective members. The trial court dismissed the CAPT matter for failure to exhaust administrative remedies. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In California Correctional Peace Officers Association (“CCPOA”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-441544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of CCPOA and directed the State to pay CCPOA members for all hours worked. The State filed a notice of appeal and, as of November 22, 2010, the trial court’s order was stayed pending further briefing in the appellate court (California Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the self-directed furloughs violate the federal Fair Labor Standards Act.

In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.” The trial court ruled for the State. In California Correctional Supervisor’s Organization (“CCSO”) v. California Department of Corrections and Rehabilitation, et al. (Sacramento County Superior Court, Case No. 34-2009-00063209-CU-OE-GDS), plaintiff alleges that the furloughs violate the State Labor Code when correctional supervisors work furlough days but are not paid wages for those days during the same pay period. CCSO has dismissed this action.

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with state law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509782), petitioners allege the furloughs violate the State Emergency Services Act and undermine the Legislature’s budgetary authority.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); and International Union of Operating Engineers (“IUOE”) v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409), the employee organizations allege that the Governor illegally furloughed employees who are paid from Special Funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid with Special Funds will not result in any benefit or cost savings. In the case brought by CAPS, the trial court ruled in favor the State, and CAPS appealed but has now voluntarily dismissed its appeal (California Court of Appeal, First Appellate District, Case No. A128427). In the matters brought by CASE, UAPD and SEIU, the trial court ruled in favor of the plaintiffs, finding the furloughs were improper, and final judgment was entered on February 25, 2010. The judgment applies to all employees of agencies sued in the three lawsuits, and includes an award of back pay. An appeal in these cases was filed by the State (California Court of Appeal, First Appellate District, Case Nos. A127775, A127776, A127777), and the judgment was stayed due to the appeal. On March 24, 2010, the trial court judge lifted the stay with respect to the furloughs and ordered that furloughs cease with respect to the specially funded departments and agencies named in these cases. As of November 22, 2010, the portion of the judgment with respect to back pay remained stayed pending appeal. On March 29, 2010, the State requested the appellate court stay the trial court order with respect to ending the furloughs, and the appellate court issued a stay pending the outcome of the appeals. The lawsuit brought by IUOE has been stayed by the trial court pending decisions in other matters.

As of November 22, 2010, there were nine cases pending in Alameda County Superior Court which challenge the Governor’s July 28, 2010 furlough order. These nine cases are consolidated under the lead case

PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800). In SEIU v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-516259), Association of California State Supervisors (ACSS) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-501997), International Union of Operating Engineers (IUOE) v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-503805), SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-546750), CCPOA v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-530312), CASE v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-528855), and California Correctional Supervisors Organization (CCSO) v. California Department of Corrections and Rehabilitation, et al. (Alameda County Superior Court, Case No. RG-10-507081), plaintiffs challenge the furloughs as allegedly violating provisions of state law. California Statewide Law Enforcement Association (CSLEA), et al. v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507081), filed as a class action on behalf of all current and former members of the employee organization, challenges the furlough orders as violating numerous provisions of state law. All nine cases were stayed by order of the California Supreme Court (California Supreme Court, Case No. S185404). On November 10, 2010, the Supreme Court ordered the cases to be returned to the Court of Appeal and directed that they be reconsidered in light of the Supreme Court’s decision in the PECG case, the enactment of the Budget Act for 2010-11, and any other potentially relevant development such as the parties’ agreement to a new bargaining agreement.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries. The trial court ruled in favor of the State.

In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), plaintiffs assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization appealed (California Court of Appeal, Third Appellate District, Case No. C061648). The Lieutenant Governor has been voluntarily dismissed from the appeal.

Actions Challenging Transfers from Special Fund to General Fund

In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiffs challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. The trial court issued a ruling denying the plaintiffs’ requests for a writ of mandate in both cases, and plaintiffs appealed (California Court of Appeal, First Appellate District, Case No. A129401).

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court has ruled for the State in each of these matters.

A pending case challenges the fee imposed by the state tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State, and the ruling was affirmed on appeal (California Court of Appeal, First Appellate District, Case No. A123316). The California Supreme Court denied review (S185795). The potential fiscal impact of the case was estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (“Lucent I”) (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax-exemptions for “custom-written” computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board of Equalization (“Lucent II”) (Los Angeles County Superior Court Case No. BC448715), has been filed involving the same issue but for different tax years than in the Lucent I matter. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The appeal was heard on October 21, 2010. The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiff is challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. The trial court sustained the demurrer of the Franchise Tax Board on this issue and the plaintiff unsuccessfully appealed; plaintiff also challenged the tax amnesty penalty, as described above. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. As of November 22, 2010, the amount of the refund had not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the state and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of November 22, 2010, the U.S. EPA’s decision on the interim and final remedies was pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of November 22, 2010, no class had been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State’s motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court’s rulings until 2013. If plaintiffs are successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of November 22, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The Ninth Circuit denied both petitions for rehearing filed by the State. The State filed a petition for certiorari in the U.S. Supreme Court (U.S. Supreme Court, Case No. 09-958), and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary judgment in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. The Ninth Circuit stayed the appeals and the district court also stayed further proceedings in light of the pending petitions for certiorari in Independent Living Center of Southern California, et al. v. Shewry, et al. (discussed above) and Maxwell-Jolly v. California Pharmacists Association (U.S. Supreme Court, Case No. 09-1158). As of November 22, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code section 14079. A final decision in this matter adverse to the state could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV10-04182), emergency medical transportation companies challenge California Code of Regulations, title 22, section 51527, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief under the Supremacy Clause, the Takings Clause, the Due Process Clause, and 42 U.S.C. § 1983. The case is stayed pending the petitions for certiorari in Maxwell-Jolly v. Independent Living Center of Southern California, Inc., et al. (U.S. Supreme Court, Case No. 09-958) and in Maxwell-Jolly v. California Pharmacists Association (U.S. Supreme Court, Case No. 09-1158). As of November 22, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In California Association of Health Facilities v. David Maxwell-Jolly (U.S. District Court, Central District, Case No. CV10-03284 CAS (MANx), consolidated with Developmental Services Network, et al., v. David Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge AB 5, which amended Welfare and Institutions Code §14105.191(f)(2)(A), to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for fiscal year 2009-10, and each year thereafter, not to exceed the rates applicable in fiscal year 2008-09. Plaintiffs seek declaratory and injunctive relief under the Supremacy Clause and 42 U.S.C. § 1983. Plaintiffs allege that the rate freeze violates 42 U.S.C. § 1396a(a)(30)(A) because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of 42 U.S.C. § 1396a(a)(13)(A) and 42 C.F.R § 447.205. As of November 22, 2010, it is unknown what fiscal impact these matters will have upon the State’s General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-20010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. As of November 22, 2010, it is unknown what fiscal impact this matter may have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for a preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of November 22, 2010, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund state education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (California Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of November 22, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties reached a settlement agreement in 2008 under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. The settlement was dependent upon funding by the Legislature, and the Legislature failed to provide funding for the settlement agreement. The trial court granted the request for dismissal filed by the Department of Finance. The school districts and county offices of education have indicated they will seek reimbursement on their claims through the normal procedure.

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of the Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties. The district court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State’s request for revenue sharing to be deposited in the General Fund was a request for an unlawful tax. The State filed a petition for certiorari to the U.S. Supreme Court (U.S. Supreme Court, Case No. 10-330). The district court granted Rincon’s partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-56461).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court. The district court granted plaintiff’s motion for summary judgment regarding the number of licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55858).

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Stanislaus, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that federal law exempts from state taxation (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino. The district court dismissed the complaint without leave to amend and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55965). As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $1.8 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Cate (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata, the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of November 22, 2010, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. In 2008, the Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison health care capital projects the Receiver wished to construct and to order the State to pay approximately $8 billion to fund such projects. On

October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The Receiver later abandoned the $8 billion plan and has withdrawn the motion for contempt. The Receiver and the State agreed to a smaller construction plan using funding provided by AB 900. The district court also denied the State’s motion to terminate the Receiver, and the State appealed that order. The Ninth Circuit affirmed the district court order.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter was scheduled to be heard by the Court on November 30, 2010.

Construction-Related Actions Against the Department of Transportation

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. ORC has filed a motion to join this arbitration with the litigation. As of November 22, 2010, both matters were stayed after SBX filed for bankruptcy.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated March 15, 2011, as supplemented as of May 6, 2011. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch between 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The State unemployment rate fell to 8.0 percent in March 2011, and the State has typically seen a slower rise in unemployment than the nation as a whole. In 2008, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with steeper declines in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the State and the nation. In 2006 and 2007, income in the State grew faster than in the nation. In 2008 and 2009, real income fell in both the State and the nation, and in 2010 began to grow again slowly. Only the District of Columbia and Connecticut have had higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past decade, until 2009. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. Since 2001, average annual wages in the State have grown at the same average annual rate as the nation, at 2.9 percent. The level of average annual pay in Massachusetts in 2009 was

23.5 percent higher than the national average: $56,267 compared to $45,559. However, average annual pay in Massachusetts fell slightly in 2009 for the first time in the decade, from $56,746 in 2008.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2009, the Boston metropolitan area and the U.S. experienced their first monthly year over year declines in the Consumer Price Index for All Urban Consumers (“CPI-U”) since 1954 and 1955, respectively. The annual CPI-U for Boston and the U.S. rose slightly, both 1.6 percent, in 2010. The latest available data for January 2011 show that the CPI-U for the Boston metropolitan area increased at a rate of 1.1 percent over January 2010, while the U.S. index increased by 1.6 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions at the time of the survey, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, followed by an all time low of 25.3 in February 2009. It recovered to 54.8 by May 2009, and between May 2009 and April 2011 fluctuated between a low of 46.4 in February 2010 and a high of 72.0 in February 2011, dropping to 63.4 in March 2011. As of April 1, 2011, the Massachusetts index had been significantly higher than the U.S. index since sharing lows in January 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that the Massachusetts index rose from 65.0 in October 2010, to 74.0 in January 2011, which was, as of April 1, 2011, its most recent measured value.

Poverty

Through 2009, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts poverty universe below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts decreased from 11.3 percent in 2008 to 10.8 percent in 2009, while the poverty rate in the United States increased from 13.2 percent in 2008 to 14.3 percent in 2009. These official poverty estimates are based on a sample of households and are not adjusted for regional differences in the cost of living. Poverty estimates for states are not as reliable as national estimates. Not everyone has a poverty status determined; the poverty universe excludes foster children, college students in dormitories, military personnel in barracks, nursing home residents, and other groups of people in institutionalized settings. As of April 1, 2011, poverty data for 2010 were not yet available.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Financial Activities, Government, Information, Trade, and Transportation and Utilities have remained relatively level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 0.5 percent in 2005 and continued to increase every year through 2008. After a 3.3 percent decline in 2009, employment grew 0.2 percent in 2010, still 4.6 percent below the 2001 peak. The comparable growth rate for the nation in 2010 was down 0.8 percent from 2009 and down 1.5 percent from 2001. The latest seasonally adjusted estimate for the State (3.21 million for February 2011) is about 173,600 below the peak month in 2001 (3.38 million in February 2001) and about 15,000 below the 2009 peak in January (3.23 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). The declines for manufacturing employment in 2007 and 2008 were similar to the steady declines prior to 2002. After a steep decline of 9.7 percent in 2009, the decline returned to a less dramatic 2.0 percent in 2010. The seasonally adjusted estimates for the first two months of 2011 were comparable to the estimates for the same period in 2010.

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of January 31, 2011, the Massachusetts Unemployment Trust Fund had a balance of -$20.9 million. This balance is the sum of the private contributory account balance of -$120.7 million and the government contributory account balance of $99.8 million. This compares to a November 2010 balance of $135.3 million with a private contributory portion of $31.9 million. The February 2011 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $2.807 billion by the end of 2015 according to the Moody’s based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for 17 months starting in December 2005, but only three of those differences exceeded 0.2%. Between April 2007 and April 2011, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In October 2007, the Massachusetts rate was 4.4 percent, the lowest it had been since October 2001. By March 2011, the Massachusetts rate had dropped to 8.0 percent from 8.3 percent in December 2010.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and health care and social assistance) contributed 48.5 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2009. When measured in chained 2005 dollars, the change in Massachusetts total GDP was 9.9 percent between 2001 and 2008. Between 2001 and 2008 (the latest subsector data available as of April 2011), several industries grew much faster than the State average.

Exports. Massachusetts ranked 14th in the United States, and first in New England, with $26.3 billion in international exports in 2010. This represents a 11.3 percent increase from the previous year’s export value from the Commonwealth, while national exports increased by 21.0 percent. Total exports from New England also grew 17.5 percent. The United Kingdom replaced Canada, the Commonwealth’s top trading partner in 2008, as the Commonwealth’s top trading partner in 2009 and 2010.

Federal Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2009, Massachusetts received almost $83 billion, a 16 percent increase from 2008, and ranked seventh among states in per capita distribution of federal funds, with total spending of $12,723 per person, excluding loans and insurance. Massachusetts ranked 10th in fiscal 2008. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since

1990, until 2008. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

In fiscal year 2009, 42.7 percent of federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers, 1.8 percent less than 2008. Massachusetts was 42 percent above the national average in per capita federal grants to state and local governments, receiving $3,394 per capita compared to a national average of $2,394. Per capita federal spending on salaries and wages in 2009 was 33 percent lower in Massachusetts than in the rest of the nation at $647, compared to a national average of $963. Massachusetts however, was nine percent above the national average in per capita direct federal payments to individuals at $5,816, compared to a national average of $5,312. Massachusetts ranked 7th (10th in 2008) among states in per capita procurement contract awards at $2,865, compared to a national average of $1,727 in 2009.

Federal Contracts. The total dollar value of all federal contracts performed in Massachusetts increased an average of 19.3 percent per year from 2000 to 2010, 1.4 percent faster than the 17.9 percent U.S. average.

State Revenues. Taxes collected by all states in fiscal year 2010 totaled $704.6 billion, 1.5 percent less than in fiscal year 2009. Massachusetts collected $20.1 billion in fiscal year 2010, 2.9 percent more than it did in fiscal year 2009. Massachusetts’ revenues grew more than any other New England state. Massachusetts ranked 11th in total taxes collected in 2010, unchanged from 2009.

In fiscal year 2010, Massachusetts collected 50.5 percent of its revenue from individual income tax. Overall, states received 33.5 percent of their revenues from individual income taxes and seven states did not have state income tax in 2010. In fiscal year 2010, the State collected only 3.4 percent more than it did in fiscal year 2006 without adjusting for inflation.

State Lottery Proceeds. Massachusetts ranked second in revenue at $4.2 billion and prize money awarded at $845 million among the 42 states with lotteries in fiscal year 2009. It ranked first on per capita sales, seventh in the portion of revenue used for its administration, and second in the portion of revenue used for prizes.

State Expenditures. Massachusetts ranked 8th in the nation in per capita expenditures ($7,373) in 2009, while it ranked 9th and spent $7,023 in 2008. This represents a 5.0 percent increase in per capita expenditures from 2008 to 2009 with the largest per capita dollar increase on administration, insurance trust and other.

Electricity Prices, Supply and Capacity by Source. Massachusetts electric utilities generated $4.74 billion in year-to-date revenue as of July 2010. This was 3.7 percent less than the same period in 2009, while they sold 5.0 percent more electricity. Massachusetts had the fourth highest electric rate in the country in 2008 (16.27 cents per kilowatt hour) while the U.S. average was 9.74. This was an increase of 7.3 percent for Massachusetts and an increase of 6.7 percent for the U.S. from the previous year. As of April 2011, Massachusetts’s combined electric rate had dropped 8.4 percent since the beginning of the year to 14.54 cents per kilowatt hour. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.74 in 2008. This means that Massachusetts imported 26 percent of its electricity supply, 16,281 million kilowatt hours, from out-of-state. In 2008, two-thirds of Massachusetts generating capacity was oil and natural gas based.

Travel and Tourism. The Massachusetts Office of Travel and Tourism reported a 6.1 percent increase in museum and attraction attendance, 1.1 million visitors, in October 2010, compared to October 2009. October 2010 year-to-date museum and attraction attendance, 10.9 million visitors, was up 0.6 percent compared to the same period in 2009.

Transportation and Warehousing. Between 2001 and 2009, the transportation and warehousing sector of Massachusetts GDP decreased by 2.4 percent when measured with year 2005 chained dollars. It contributed 1.5 percent to the total Massachusetts Real GDP in 2009, 0.14 percent less than it did in 2001.

Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. According to Massport, Logan had nearly 50 airlines connecting Boston with more than 100 non-stop, domestic and international destinations. Based on total passenger volume in calendar year 2009 data, Logan Airport was the most active airport in New England, remaining the 20th most active in the U.S. according to the Federal Aviation Authority (“FAA”) and 45th most active in the world according to Airports Council International. Massport reported that as of March 2011, total airport flight operations were up 7.2 percent and total airport passengers were up 8.7 percent from the same period in 2009.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, in calendar year 2009 Logan Airport ranked 29th in the nation in total air cargo volume. In 2009, the airport handled 836 million pounds of cargo, a 15.1 percent decrease from 2008. Massport reported that as of March 2011, the combined cargo volume was up 1.0 percent and total express mail was up 3.5 percent from the same period in 2009.

At Massport’s Port of Boston properties, 2010 total cargo throughput was 11.9 million metric tons, a 12 percent decrease from 2009. Automobile processing increased 78.4 percent to 41,844 units, and cruise passenger trips increased 7 percent to 322,161. Total containerized cargo at public and private terminals decreased 12 percent to 1.2 million metric tons. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2009 decreased by 3.8 percent to 25.0 million short tons from 2008. Waterborne cargo in New England decreased 7.8 percent while the U.S decreased 10.8 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (the “Transportation Fund”) (formerly the Highway Fund), from which approximately 98.4% of the statutory basis budgeted operating fund outflows in fiscal 2010 were made. The remaining approximately 1.6% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund, the Workforce Training Fund, the Massachusetts Tourism Fund, the Inland Fisheries and Game Fund, and an administrative control fund, the Intragovernmental Service Fund. There were also six funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund, the International Educational Fund, the Foreign Language Grant Fund, the Marine Recreational Fisheries Development Fund and the Temporary Holding Fund. In fiscal 2010, the Commonwealth Stabilization Fund had both inflows and outflows. At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the general appropriations act.

In years in which the general appropriations act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office utilizes 958 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. As of March 15, 2011, the benchmark for the short-term bond fund is the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the state budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in state services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Beginning July 1, 2004, state finance law has provided that (i) 0.5% of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues must be made available for the next fiscal year before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. In accordance with language included in the fiscal 2010 budget, the Comptroller transferred $10 million of the fiscal 2010 consolidated net surplus to the Life Sciences Investment Fund prior to making transfers to the Stabilization Fund; similar language requiring a $10 million transfer to the Life Sciences Investment Fund from any fiscal 2011 consolidated net surplus was included in the fiscal 2011 budget. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10% of the total revenues for that year. Between fiscal 2004 and fiscal 2011, the allowable Stabilization Fund balance has been 15% of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

As of March 15, 2011, there was no planned fiscal 2011 withdrawal from the Stabilization Fund. Instead, the Governor filed legislation on January 26, 2011 that would fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit was projected to be just under $100 million and would result in a projected fiscal 2011 ending balance in the Stabilization Fund of approximately $770 million. The Governor’s budget recommendations for fiscal 2012 include a $200 million withdrawal from the Stabilization Fund, leaving an estimated fiscal 2012 ending balance of approximately $570 million.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which include bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”); regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of March 15, 2011, the statutory limit on “direct” bonds during fiscal 2011 was approximately $18.042 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of December 31, 2010, the Commonwealth had approximately $17.8 billion in general obligation bonds outstanding, of which $14.2 billion, or approximately 80%, was fixed rate debt and $3.6 billion, or 20%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.6 billion of outstanding general obligation debt as of December 31, 2010. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion, or approximately 18% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $352 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of December 31, 2010, the Commonwealth had outstanding approximately $160.6 million ($84.8 million principal and $75.8 million discount) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of December 31, 2010, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. In addition, as of December 31, 2010, the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of December 31, 2010, the Commonwealth had outstanding $413,920,000 of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of debt.

The Commonwealth is also authorized to issue $1.9 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (CTF Bonds). As of December 31, 2010, the Commonwealth had outstanding $576,1,25,000 of CTF Bonds.

The outstanding CTF Bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds (RZEDBs) (approximately $156.4 million). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. As of March 15, 2011, under current law, such payments received by the Commonwealth are required to be deposited in the General Fund and thus do not secure the CTF Bonds. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the CTF Bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of December 31, 2010.

Federal Grant Anticipation Notes

Between 1998 and 2003, the Commonwealth issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel (“CA/T project”), in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. The 10¢-per-gallon pledge of motor fuel tax collections is subordinate to the pledge of Commonwealth Transportation Fund revenues securing the CTF Bonds. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of December 31, 2010, $711.8 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

The Commonwealth is also authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. Such notes are subordinated to the notes described in the preceding paragraph, but are also secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds, the senior federal grant anticipation notes and previously issued bonds secured by motor fuels excise taxes. Similar to the notes issued for the CA/T project, the Commonwealth expects to pay interest on the notes for the bridge program from State appropriations. As of December 31, 2010, $100 million of such notes were outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. As of March 15, 2011, under current law, payments received by the Commonwealth pursuant to the BAB program are required to be deposited in the General Fund and thus do not secure the notes. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s CA/T project to the Massachusetts Department of Transportation. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and water treatment projects. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of March 15, 2011, most new loans made by the Trust bear interest at 2%. Other loans made by the Trust have, in the past, and may in the future, bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s Clean Water Act program may not exceed $71 million, and the aggregate annual contract assistance payment for the Trust’s Safe Drinking Water Act program may not exceed $17 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of December 31, 2010, the Trust had approximately

$3.58 billion of bonds outstanding. Approximately 10.8 % of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. As of March 15, 2011, the Commonwealth indicated that the Trust intends to issue additional fixed-rate bonds in the aggregate principal amount of approximately $400 million in September 2011.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2010, MassDevelopment issued $10 million of two-year bond anticipation notes in anticipation of the issuance of bonds to finance certain public infrastructure costs at a development in Somerville, Massachusetts.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, will be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation. As of December 31, 2010, $28.95 million of such bonds were outstanding.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay an amount at least equal to the debt service on the outstanding certificates of participation, but such amounts are subject to appropriation by the Legislature. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2010, such certificates were outstanding in the aggregate principal amount of $88.6 million. The Commonwealth plans indicated as of March 15, 2011 that it planned to issue general obligation refunding bonds to redeem all of the outstanding certificates on April 1, 2011, pursuant to legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association (the “Association”) issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. As of December 31, 2010, the Association had $18.55 million of such lease revenue bonds outstanding, all of which were fixed-rate.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment / Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC paid the Commonwealth $2,052,594 in ground rent and $3,179 in accrued interest for the first six months of fiscal 2011. For January through June, 2011, the additional projected ground rent payments were calculated to be $2,590,048, and the accrued interest payments were calculated to be $1,140. The accrued rent balance was projected to be approximately $0.00, and the accrued interest was projected to be approximately $0.00.

MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include $7,076,954 per year of base rent and parking space rent. Parking space rent may be adjusted for fair market value every five years and, as of March 15, 2011, was last adjusted in 2009. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements has been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at 21¢ per rental square foot per year.

As of December 31, 2010, MSBRC had approximately $167.8 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of December 31, 2010, the MBTA had approximately $675.3 million of such prior bonds outstanding. As of March 15, 2011, such bonds are scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $156 million to $134 million through fiscal 2014 and declining thereafter.

Massachusetts Development Finance Agency. Under legislation approved by the Governor in August 2010, the Massachusetts Development Finance Agency (“MassDevelopment”) is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months. the Commonwealth may withhold funds payable to the institution. and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. If, following a Commonwealth transfer to replenish a capital reserve fund, the Commonwealth has not been fully reimbursed within one year, MassDevelopment would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of March 15, 2011, the Steamship Authority is self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2010 the Steamship Authority had approximately $62.0 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds, some of which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of December 31, 2010, the Massachusetts State College Building Authority had approximately $39.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $139.295 million of Commonwealth-guaranteed debt outstanding as of December 31, 2010.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2010, MassHousing had outstanding approximately $298.0 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of March 15, 2011, no such appropriation had been necessary.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are overseen by the Massachusetts Department of Transportation and are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. Legislation approved by the Governor on July 13, 2008 provided for the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. The legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of December 31, 2010, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $154.15 million.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt. At the end of fiscal year 2010, the Commonwealth had approximately $18 billion of authorized but unissued debt.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called

“cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2010, approximately $4.837 billion of the Commonwealth’s budget was allocated to direct local aid. The fiscal 2011 budget provided $4.785 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. The fiscal 2011 budget included state funding for Chapter 70 education aid of $3.85 billion and also included $20.6 million of federal State Fiscal Stabilization Funds, provided for through ARRA, for Chapter 70 education aid and $201 million of federal education jobs funds. The $4.072 billion in state and federal funds for Chapter 70 brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $30.85 million over the fiscal 2010 amount of $4.042 billion.

In fiscal 2010, cities and towns received $936.4 million in Unrestricted General Government Aid. The fiscal 2010 budget eliminated lottery local aid and Additional Assistance and created a new local aid funding source called Unrestricted General Government Aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. As of March 15, 2011, the Commonwealth was projected to spend $898.9 million in Unrestricted General Government Aid in fiscal 2011. This amount is $37 million lower than the total amount received in fiscal 2010.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2010, the aggregate property tax levy grew from $3.347 billion to $12.024 billion, a compound annual growth rate of 4.46%.

Medicaid and the Commonwealth Care Trust Fund

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures. ARRA increased the federal medical assistance percentage (“FMAP”) for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth’s unemployment rate. In fiscal 2011, the FMAP rate was 61.59% for the first two state quarters. On Aug. 10, 2010, President Obama signed legislation, H.R. 1586, containing a six-month extension of an enhanced FMAP and Title IV-E programs. As a result, FMAP rates extended to June 30, 2011, beginning with a phase down to 58.77% in state fiscal quarter three, and ending in 56.88% in quarter four. Starting from fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the Children’s Health Insurance Program.

For fiscal 2011, nearly 35% of the Commonwealth’s budget was devoted to MassHealth and Commonwealth Care. Health care expenditure is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2006 to fiscal 2011 was estimated to have grown by 6.3% on a compound annual basis (including Medicaid administrative expenses and off-budget Medicaid expenses). During the same period, Medicaid enrollment was estimated to have increased 3.7% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession additionally contributed to Medicaid membership increases from fiscal year 2009 to 2011.

The fiscal 2011 estimated spending was $10.240 billion which included an assumed fiscal 2011 deficiency figure of $587.6 million. The Governor and the legislature approved supplemental legislation totaling $587.6 million in additional funding for the program.

The Governor’s fiscal 2012 budget recommendations include $10.340 billion for the MassHealth program. This is 0.9% higher than fiscal 2011 estimated spending of $10.240 billion. The fiscal 2012 budget fully maintains eligibility for MassHealth and funds projected enrollment growth of 4.6%. The budget keeps MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures and restructuring certain benefits. In light of fiscal challenges, the MassHealth adult dental benefit is expected to continue to be restructured to cover preventative and emergency services but not restorative dental services. This change is not expected to impact children or developmentally disabled members, and other members will be able to have access to restorative dental services at Community Health Centers through the Health Safety Net.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of February 1, 2011, 158,072 residents with incomes up to 300% of the federal poverty level were enrolled in Commonwealth Care.

As of March 15, 2011, fiscal 2011 projected spending for Commonwealth Care was $822 million. Actual end-of-year spending could be higher or lower depending on enrollment. This cost estimate reflected gross funding needs of the program (net of enrollee contributions) and did not account for federal reimbursement under the Commonwealth’s Medicaid waiver. The fiscal 2011 budget also included separate funding of $50 million for the Commonwealth Care Bridge program, which provides subsidized health insurance for “aliens with special status” who do not qualify for Commonwealth Care. As of February 1, 2011, about 20,000 members were enrolled in Commonwealth Care Bridge.

The Governor’s fiscal 2012 budget recommendation provides $822 million for Commonwealth Care, equivalent to projected fiscal year 2011 spending as of March 15, 2011. These funds are designed to maintain eligibility for the program and pay for moderate additional enrollment (including coverage for individuals that transition from the Medical Security Plan to Commonwealth Care after their unemployment benefits expire). The budget does not assume any increases in Commonwealth Care base enrollee premiums. The budget assumes modest co-payment changes that are in aggregate cost-neutral to the program.

Additionally, the Governor’s fiscal 2012 budget recommendation includes $50 million for the Commonwealth Care Bridge program. The Commonwealth has indicated that this program will continue to be run by the Secretary of Administration and Finance, the Secretary of Health and Human Services and the Executive Director of the Connector.

Also included in the Governor’s fiscal 2012 budget are $7.5 million to fund the implementation of a provision under the health reform legislation that requires the Connector to offer premium discounts for certain small businesses that purchase coverage through Commonwealth Choice and set up wellness programs for their employees and $30 million to support the Health Safety Net Trust Fund.

Commonwealth Care, Commonwealth Care Bridge, the Commonwealth Choice wellness subsidy, and support for the Health Safety Net Trust Fund are funded through the Commonwealth Care Trust Fund, which is supported by transfers from the General Fund and several dedicated revenue sources, including:

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Fair Share Assessment: The “Fair Share” test requires employers with over 11 full-time equivalents to either make a “fair and reasonable” contribution to health insurance for their full-time employees or pay a $295 per employee annual assessment to the State. Revenue estimates for the fair share assessment average over $14 million annually.

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Cigarette Tax Revenue: Starting in fiscal 2009, the State raised taxes on cigarettes by $1 per pack and dedicated the increased revenues to the Commonwealth Care Trust Fund. These revenues are projected to total over $120 million per year.

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Individual Tax Penalties: Adults who can afford health insurance but fail to purchase coverage are required to pay monetary penalties when filing their tax returns. These revenues are projected to generate over $15 million in fiscal 2011 and 2012.

Federal 1115 MassHealth Demonstration Waiver. On January 19, 2011, the Commonwealth received federal authorization on amendment proposals to the demonstration waiver period from July 1, 2008 to June 30, 2011. The agreement authorized federal reimbursement for up to approximately $23.0 billion in state health care spending from fiscal 2009 through fiscal 2011, which allowed the Commonwealth to spend up to $5.9 billion more over the three-year period than the previous waiver period from 2006-2008. It enabled the Commonwealth to claim federal reimbursement for all programs at 2011 eligibility and benefit levels (including for Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the amendment restored $192.5 million in claiming authority for certain designated state health programs whose federal authority was scheduled to phase down under the 2008 agreement, in addition to new authority for federal reimbursement for certain state health programs ($26 million of the $192.5 million). The amendment also provided authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals in the State that see a disproportionately high percentage of Medicaid and other state subsidized patients.

At the end of fiscal 2010, the Commonwealth filed a waiver renewal application for the period starting July 1, 2011 through June 30, 2014. As of March 15, 2011, the Commonwealth was engaged in negotiations with the Centers for Medicare and Medicaid Services regarding the renewal of the waiver beginning July 1, 2011. The Commonwealth renewal proposal contemplates continuing all programs at 2011 eligibility and benefit levels, securing federal authority for the Commonwealth payment reform initiatives and continuing supplemental payments to all acute hospitals at approximately $300 million above fiscal 2010 levels.

Health Safety Net/Health Safety Net Trust Fund. Overseen by the State’s Division of Health Care Finance and Policy, the Health Safety Net reimburses hospitals and community health centers for health care services provided to low- and moderate-income uninsured or underinsured residents. It was formerly known as the Uncompensated Care Pool.

The Commonwealth has indicated that success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to the Uncompensated Care Pool in fiscal 2007, Health Safety Net payments sustained a record drop through the Health Safety Net in fiscal 2009 (from $661 million to $414 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The fiscal 2011 budget assumed $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for fiscal 2011 of $90 million to $125 million was anticipated. These projections are largely influenced by 2011 economic conditions and their impacts on the Health Safety Net.

The Governor’s proposed fiscal 2012 budget recommends $420 million in total funding, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund to the Health Safety Net Trust Fund. As in fiscal 2011, a Health Safety Net shortfall of funding for fiscal 2012 is anticipated ($100 million to $150 million) based upon 2011 projections and considering 2011 economic conditions.

Both Commonwealth Care and Health Safety Net spending occurs in the Commonwealth Care Trust Fund. As noted above, both the Commonwealth Care program and the Health Safety Net are financed by a number of different sources.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act (the “Affordable Care Act”) (P.L. 111-148). Many of the provisions that were passed in the Affordable Care Act are similar to the Massachusetts health care reform model, including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. The Commonwealth has indicated that, unlike many other states, it will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, the Affordable Care Act is expected to provide the Commonwealth with significant additional federal funding for the Commonwealth’s health insurance programs for low-income individuals starting in 2014. As of March 15, 2011, the Commonwealth indicated that it has been aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and to begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in (with many taking effect in 2014).

As of March 15, 2011, the Commonwealth indicated that the Executive Office of Health and Human Services has been coordinating a statewide effort to implement the federal health reform law and to actively pursue federal health reform grants and demonstration project opportunities to transform how health care is delivered, to expand access to health care and to support health care workforce training. Through March 15, 2011, the Commonwealth has been awarded more than $47 million in federal grant funds under the Affordable Care Act (most notably the Early Innovator Grant which was awarded on February 16, 2011 to seven states). As of March 15, 2011, projects already underway for fiscal 2012 include planning for a health insurance exchange, strengthening public health infrastructure to improve health outcomes, providing consumers with assistance and up-to-date information about coverage options (in several languages) as they navigate the insurance system, and enhancing options counseling regarding community-based long-term care supports that help elders and persons with disabilities of all ages remain in their own homes. As of March 15, 2011, the Commonwealth had submitted applications for additional projects that are scheduled to take place in fiscal 2012.

Health Care Cost Containment. The Governor’s fiscal 2012 budget proposal also assumes growth in spending for the Commonwealth’s health care coverage programs, including MassHealth, Commonwealth Care and the GIC, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are being taken. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth’s health care coverage programs would grow by approximately $1 billion.

Payment Reform Legislation. In February 2011, the Governor filed legislation that would significantly alter the health care payment system in the Commonwealth. The Governor’s bill would enhance the regulatory authority of the Division of Insurance, while beginning to move providers and payers—including state purchasers of health care such as MassHealth, the Group Insurance Commission and the Connector—away from fee-for-service methods of payment and instead encourage the use of alternatives to fee-for-service such as global payments, bundled payments and other alternatives. These kinds of payments are intended to provide for more integrated and coordinated care for patients to reduce costs and improve quality. This new coordinated system is designed to benefit patients by giving providers the flexibility to provide the right services to patients in the right way, at the right time and in the right place.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

Through the Department of Transitional Assistance, the Commonwealth funds three major programs of public assistance for eligible State residents: transitional aid to families with dependent children; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Department is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (SNAP, formerly food stamps), which provides food assistance to low-income families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the SNAP program.

The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Under federal TANF program rules, the Commonwealth must meet the federal work participation rate (i.e., the percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) of 50% for all TANF families and 90% for two-parent families. Through federal fiscal 2008, the Commonwealth was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. Beginning in fiscal 2008, the Commonwealth became subject to a new methodology in determining the total annual caseload reduction credit that could be applied to the State’s work participation target. Because the new methodology diminished the State’s ability to lower its work participation target, the State established a supplemental nutrition program. Working families enrolled in this new program were counted towards the work participation rate and allowed the State to meet the federal participation rate. This avoided potential losses in federal revenue due to penalties, while providing the working poor with a food assistance benefit. In February 2010, the State was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009 (under the stimulus act), the State’s target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% target for 2008, the targets for 2008 through 2011 were to be 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Office of Disabilities and Community Services. The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of the Commonwealth through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Developmental Services (previously the Department of Mental Retardation) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Department of Elder Affairs. The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

Education

Executive Office of Education. In fiscal 2008, enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which will now include 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

Public Safety

Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these twelve state public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, through enactment of chapter 61 of the Acts of 2009, as later amended by Chapter 102 of the Acts of 2009, all 14 Massachusetts state and county sheriffs were aligned under the state budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as state agencies under the State accounting and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. As of March 15, 2011, appropriations had been established to support sheriff department operations for the balance of the fiscal year. Thus, as of March 15, 2011, all 14 sheriff departments were functioning as independent state agencies within the Executive Branch.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs; the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for state government include the judiciary district attorneys, the Attorney General, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development and various other programs.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired state employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 20% of total premium costs and employees hired after June 30, 2003 pay 25% of premium costs. The fiscal 2010 general appropriations act increased premium contributions by 5% for all employees.

The fiscal 2011 budget was consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2011 budget had appropriated $1.16 billion for the GIC to fund health coverage for active employees and their dependents. The revised fiscal 2011 budget authorized transfers of up to $397 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the GIC in fiscal 2011, including health coverage for active and retired employees and other costs, totaled $1.643 billion.

In an effort to control employee health care costs, the Commonwealth is requiring all employees to re-enroll in a health plan. The Commonwealth has indicated that it will provide a cash incentive equal to three months of premium payments for employees that switch to limited network plans. The purpose of the mandatory re-enrollment is to require all employees to reexamine their health plan choices which includes considering to choose lower cost options. Budgeted funding at the GIC in fiscal 2012, including health coverage for active and retired employees and other costs, totals $1.662 billion.

Pension. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to state law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State Boston retirement system but whose pensions are also the responsibility of the

Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the “PRIM” Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2011, MSERS had 86,586 current members, 53,627 retirees and beneficiaries and 3,973 terminated employees entitled to benefits but not yet receiving them. As of January 1, 2010, MTRS had 88,673 current members and 53,951 retirees and beneficiaries.

The MSERS is a single-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. Superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for most employees occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55.

The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data noted above for the MTRS. Legislation approved by the Governor in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the State Boston Retirement System (“SBRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the SBRS is the responsibility of the City of Boston. The SBRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the SBRS. During fiscal 2010, the Commonwealth made its final payment in arrears to the City of Boston ($132 million), as well as the actuarially required contribution ($126.8 million) to the SBRS.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $12,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

On January 18, 2011, the Governor filed legislation proposing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees. If enacted as filed, the legislation is expected by the Governor to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and $2 billion for municipalities. These savings projections are not assumed in the revised pension funding schedule.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation—5% for those hired before 1975, 7% for those hired from 1975 through 1983, 8% for those hired from 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11%). Employee contributions are 12% of compensation for members of the state police hired after 1996. Legislation enacted in fiscal 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11% contribution requirement for a minimum of five years.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2025, although the Governor has proposed extending the date to June 30, 2040.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. As of March 15, 2011, the most recent funding schedule was adopted in March 2009.

On January 18, 2011, the Secretary for Administration and Finance filed a new triennial schedule that would extend by 15 years the deadline for amortizing the unfunded liability to zero, from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an increase in the appropriation level of 5 to 6% per year during fiscal years 2013 to 2017. The fiscal 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over fiscal 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the following six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.

Actuarial Valuations. On October 1, 2010, pursuant to Chapter 32 of the Massachusetts General Laws, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the total pension obligation as of January 1, 2010. This valuation was based on the plan provisions in effect at the time and is based on member data and asset information as of December 31, 2009.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the MSERS, $12.477 billion for the MTRS, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion (comprised of $24.862 billion for MSERS, $33.739 billion for MTRS, $2.672 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $41.590 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2010 total asset market value.

On March 10, 2011, PERAC released its actuarial valuation of the MSERS as of January 1, 2011. The unfunded actuarial accrued liability as of January 1, 2011 for the MSERS was approximately $4.998 billion. The valuation study estimates the total actuarial accrued liability for the MSERS to be approximately $26.243 billion, with total assets valued on an actuarial basis at approximately $21.245 billion. The January 1, 2011 valuation report for the Commonwealth’s total pension obligation will not be available until data is compiled for the MTRS, Boston teachers and cost-of-living increases reimbursable to local systems. The full report is generally released in September of each year.

The principal assumptions used in the valuation were an investment return assumption of 8.25% and a salary increase assumption based on Group and years of service. The ultimate salary increase rate is 4.5% for Groups 1 and 2, 5.0% for Groups 3 and 4, and 4.75% for teachers. The assumption is higher in early years of employment and grades down to the ultimate rate. As of March 15, 2011, all assumptions other than the investment return assumption are based on PERAC’s most recent Experience Study Analysis for the State Retirement System, published in 2007 and the MTRS, published in 2008.

Other Post-Employment Benefit (“OPEB”) Obligations. In addition to providing pension benefits, under Chapter 32A of the Massachusetts General Laws, the Commonwealth is required to provide certain health care and life insurance benefits for retired employees of the Commonwealth, housing authorities, redevelopment authorities and certain other governmental agencies. Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care / benefit costs which are comparable to contributions required from employees. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies.

The GIC manages the Commonwealth’s defined benefit OPEB plan as an agent multiple employer program including the Commonwealth and 370 municipalities and other non-Commonwealth governmental entities. These entities that participate in the GIC are responsible for paying premiums at the same rate to the GIC and therefore benefit from the Commonwealth’s premium rates. The GIC has representation on the Board of Trustees of the State Retiree Benefits Trust Fund (“SRBTF”). The SRBTF is set up solely to pay for OPEB benefits and the cost to administer those benefits and can only be dissolved when all such health care and other non-pension benefits, current and future have been paid or defeased. The GIC administers benefit payments, while the Trustees are responsible for investment decisions.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2009, Commonwealth participants contributed 0% to 20% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. As of July 1, 2009, all active employees were required to pay an additional 5% of premium costs. There were 145,971 participants eligible to receive benefits as of January 1, 2010.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for OPEB in its fiscal 2008 financial reports. In 2006, the Comptroller of the Commonwealth contracted with a consulting firm to produce an actuarial valuation that calculated the liability of the present value of benefits if the Commonwealth chose to continue to fund that liability on a pay-as-you-go basis and what the liability would be should the Commonwealth choose to fully fund the liability over 30 years.

As of March 15, 2011, the most recent update of this actuarial valuation report was released in October 2010. According to this report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $15.166 billion as of January 1, 2010. The 4.5% discount rate (which is the rate of return since the inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $11.365 billion using a discount rate of 6.4% and approximately $8.950 billion using a discount rate of 8.25%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2010, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets was $1.953 billion.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2009 was approximately $309.8 million, reflecting market losses in investments.

The Executive Office for Administration and Finance estimates that the increased retirement ages for new employees proposed by the Governor in legislation filed on January 18, 2011 would reduce retiree health benefit costs by $1 billion for the Commonwealth over the next 30 years.

As proposed by the Governor, legislation included in the fiscal 2011 budget amended state finance law to require deposits, on an annual basis, to the State Retiree Benefits Trust Fund in the amount of 5% of any capital gains tax revenues in excess of $1 billion.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by state agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. Beginning in fiscal 2009 and expected through fiscal 2013, capital funds are also provided pursuant to the ARRA.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

In October 2010, the Governor released a five-year capital investment plan for fiscal 2011 through fiscal 2015, totaling nearly $18 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap would be $1.625 billion for fiscal 2011, plus $140 million in unused bond cap from fiscal 2010 which had been carried forward to support spending in fiscal 2011. The bond cap for fiscal 2012 is projected to be $1.750 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2015.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new state revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority. The fiscal 2011 estimate was based on the adopted fiscal 2011 budget. For purposes of projecting budgeted revenue in future fiscal years, the compound annual growth rate in budgeted revenues from fiscal 2001 through 2011 of 2.75% was applied to fiscal 2012 revenues and to each year thereafter. This is consistent with the debt affordability policy, which states that projected increases to budgeted revenues will be the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million annually from fiscal 2012 through fiscal 2015.

The Commonwealth has indicated that the Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

Reflecting changed economic conditions, the total bond cap projected in the fiscal 2011 through fiscal 2015 five-year plan is $1.045 billion less than the total bond cap projected in the fiscal 2008 through fiscal 2012 five-year capital plan.

In the past, the Commonwealth aggregated its capital expenditures into eight major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation, convention centers, other and school building assistance.

Beginning in fiscal 2008, the Executive Office for Administration and Finance re-characterized capital spending into 12 categories based on spending purpose, rather than spending agency: community investments, corrections, courts, economic development, energy and environment, health and human services, higher education, housing, information technology, public safety, state office buildings and facilities, and transportation. This presentation of capital investment categories results in certain expenditures appearing in categories that are different from those in which they had been categorized historically. For example, Chapter 90 local aid for municipal transportation projects appears in the community investment category, rather than the transportation category, because these funds are invested in municipally-owned assets.

The capital investment plan for fiscal 2011 through fiscal 2015 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure.

The different sources of funding for the capital program include:

•	Bond cap—Commonwealth borrowing to support the regular capital program;

•	Federal—federal reimbursements for capital expenditures, primarily for transportation projects;

•	Third-party—contributions made by third parties to capital projects being carried out by the Commonwealth;

•	Project-financed bonds—self-supporting bonds payable by the Commonwealth from project-related revenue;

•

Accelerated Bridge Program—Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund or federal grant anticipation notes issued to fund the accelerated bridge program;

•	ARRA—funds provided by the federal stimulus bill directly to the Commonwealth for targeted capital investments; and

•	Energy Efficiency—self-supporting Commonwealth general obligation bonds payable with savings to be achieved as a result of energy efficiencies.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2010, on a statutory basis, approximately 56.7% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 55.2% of total tax revenues in fiscal 2011, the sales and use tax, which was projected to account for approximately 24.8%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 11.3%. Other tax and excise sources were projected to account for the remaining 8.7% of total fiscal 2011 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Under current law, the state personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation as measured by the consumer price index for all urban consumers in Boston. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. In fiscal 2010, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2011.

State tax receipts for the first ten months of fiscal 2011 were significantly higher than receipts during fiscal 2010. Under current state law, the state income tax rate will be reduced from 5.3% to 5.25% (effective January 1, 2012) if the growth in fiscal 2011 inflation adjusted baseline revenues (as defined in state law) over fiscal 2010 exceeds 2.5%, and if for each consecutive three-month period starting in August 2011 and ending in November 2011 there is positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. It will not be known if this reduction will be triggered until the Commissioner of Revenue makes a final determination on December 15, 2011. The Department of Revenue estimates that the revenue impact of this rate reduction for fiscal 2012 would be between $52 million and $56 million (with a mid-point of $54 million). The revenue impact for fiscal 2013 (assuming no further rate reduction in calendar year 2013) would be between $111 million and $117 million (with a mid-point of $114 million).

Sales and Use Tax. Effective August 1, 2009, the sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth was raised from 5% to 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

In August 2009, when the sales tax rate increase was enacted, it was projected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Based on the most recently available data, reflecting both the economic recession and the recovery, as of March 15, 2011, the Department of Revenue estimates that the sales tax increase resulted in additional fiscal 2010 revenues of approximately $739 million and will result in additional revenues of $907 million to $962 million in fiscal 2011 and $941 million to $998 million in fiscal 2012.

As part of the same legislation that increased the sales tax rate, the sales tax exemption on alcohol sales was eliminated effective August 1, 2009, which was expected to generate $78.8 million in fiscal 2010 and approximately $95 million annually thereafter. The Department of Revenue estimates that fiscal 2010 collections from eliminating the alcoholic beverages exemption were $96 million and had estimated that fiscal 2011 collections would be $81 million. On November 2, 2010, a voter initiative to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed by voters. The Department of Revenue estimates that the tax revenue loss resulting from this change will be approximately $40 million to $52 million for fiscal 2011 and between $100 million and $125 million annually thereafter.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 general appropriations act, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, is dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. The fiscal 2010 budget directed the Comptroller to transfer $275 million from the General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 8.25% (as of January 1, 2011), subject to further scheduled reductions. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retained the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduced the then-current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduced the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that, prior to the so-called Financial Accounting Standards (“FAS”) No. 109 (“FAS 109”) deduction (described in the following paragraph), the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate increased revenues by approximately $211.7 million in fiscal 2009 (reflecting less than a full year’s impact of the changes) and $290.9 million in fiscal 2010, and would increase revenues by $197.1 million in fiscal 2011, $150.6 million in fiscal 2012 and $121.7 million in fiscal 2013 and thereafter.

FAS 109 Deduction. The corporate tax reform described above included a new tax deduction designed to limit the impact of combined reporting in the Commonwealth on certain publicly traded corporations’ financial statements. The deduction is generally referred to as the “FAS 109” deduction, in reference to the Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes. The Department of Revenue issued a report on “FAS 109” deductions on September 23, 2009, based on notices filed by the companies intending to claim FAS 109 deductions. The Department of Revenue used the aggregate amount of FAS 109 deductions intending to be claimed to calculate the aggregate potential tax benefit to such companies, and corresponding tax revenue reduction for the Commonwealth.

The Department of Revenue report indicated that the companies filing such notices stated that their FAS 109 deductions would total approximately $178.1 billion, which would result in corporate tax savings of $535 million at the applicable tax rates in the years in which the deductions are claimed. Corporations are required to claim deductions over a seven-year period starting in tax year 2012. These deductions are expected to result in corporate tax savings (and corresponding Commonwealth corporate tax revenue reductions) of $76 million to $79 million annually for tax years 2012 through 2018, inclusive. As of March 15, 2011, the Governor had proposed to delay the implementation of the FAS 109 deduction for one year.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property, into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate from 10.5% to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is 21¢ per gallon. The state tax on hotel/motel room occupancy is 5.7%.

On July 1, 2008, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. The Department of Revenue estimates that the $1.00 per pack cigarette tax increase resulted in a fiscal 2009 revenue increase of between $140 million and $150 million, and resulted in a fiscal 2010 revenue increase of $124 million, compared to revenue generated at the $1.51 per pack rate. The Department of Revenue estimates that revenue increases in subsequent years should also be between $115 million and $130 million annually.

ARRA “De-coupling.” The fiscal 2010 budget included several provisions “decoupling” Commonwealth tax law from certain federal tax law changes made by ARRA and, in one instance, from the impact of an interpretation by the federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions is to prevent revenue losses to the Commonwealth. The federal provisions at issue are ones that affect the scope of income or deductions of businesses under the federal Internal Revenue Code (“IRC”) and, in the absence of decoupling, would also apply for purposes of Commonwealth taxation. The specific federal provisions from which the Commonwealth legislation decouples include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise disallow or defer deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Commonwealth legislation specifically adopts a new federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (or “COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by states for small employers. ARRA provides for an exclusion from federal gross income of the COBRA subsidy. Because Commonwealth personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Commonwealth exclusion to prevent this 2009 federal subsidy from being included in the Commonwealth taxable income of affected employees.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits. The annual “tax expenditure budget” filed by the Governor provides a list, description and revenue estimate of various tax credits and incentives.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the State. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. As of March 15, 2011, approximately $259.8 million in tax credits had been approved or were in the process of being approved by the Department of Revenue since the program’s inception. The Department of Revenue estimates that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $11 million, reduced fiscal 2009 tax revenues by approximately $110 million, reduced fiscal 2010 tax revenues by approximately $100 million, and would reduce fiscal 2011 revenues by between $50 million and $80 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million, although the Governor has proposed in his fiscal 2012 budget to administratively reduce fiscal year 2012 tax expenditures by about $5 million (without reducing statutory authorizations) by limiting the actual tax credits that would be refunded or used by eligible corporations.

The Department of Revenue estimates that this program resulted in a revenue reduction of $5 million in fiscal 2010, and would result in a revenue reduction of between $15 million and $25 million in fiscal 2011, and of between $15 million and $25 million in fiscal 2012.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2010, Fiscal 2011 and Fiscal 2012 Tax Revenues

Fiscal 2010. Fiscal 2010 collections totaled $18.544 billion, an increase of approximately $284 million, or 1.6%, over fiscal 2009.

The tax revenue increase of $284.4 million from fiscal 2009 was attributable in large part to an increase of approximately $743 million, or 19.2%, in sales and use tax collections, an increase of approximately $21 million, or 1.0%, in corporate and business collections, offset by a decrease of approximately $473 million, or 4.5%, in income tax collections. The tax revenue figures from the Department of Revenue indicate that fiscal 2010 tax collections were $84 million above the revised fiscal 2010 estimate of $18.460 billion announced by the Secretary of Administration and Finance on January 7, 2010.

Fiscal 2011. Preliminary tax revenues for the first ten months of fiscal 2011, ended April 30, 2011, totaled approximately $16.860 billion, an increase of approximately $1.927 billion, or 12.9%, over the same period in fiscal 2010.

The year-to-date tax revenue increase of approximately $1.927 billion through April 30, 2011 from the same period in fiscal 2010 was attributable, in large part, to an increase of approximately $649.1 million, or 74.7%, in income tax payments with returns and extensions (mostly in April 2011), an increase of approximately $506.7 million, or 6.8%, in withholding collections, an increase of approximately $303.6 million, or 26.8%, in income tax estimated payments, a decrease of approximately $53 million, or 4.0%, in income tax refunds, an increase of approximately $291.4 million, or 7.7%, in sales and use tax collections, and an increase of approximately $76.3 million, or 4.6%, in corporate and business tax collections. Year-to-date fiscal 2011 tax collections (through April 2011) were approximately $732 million above the January 18, 2011 fiscal 2011 tax revenue estimate of $19.784 billion, which was an upward revision from the consensus estimate used for the original fiscal 2011 budget (adjusted for the impacts of the economic development bill and the sales tax holidays in August 2010).

Fiscal 2012. On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of $20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as TANF. The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2010 were $ 8.549 billion including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA. As of March 15, 2011, federal reimbursements for fiscal 2011 were projected to be $9.197 billion.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2010, departmental and other non-tax revenues were $2.801 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2010 included $477.1 million for Registry of Motor Vehicles fees, fines and assessments, $117.2 million from filing, registration and other fees paid to the Secretary of State’s office, $117.2 million in fees, fines and assessments charged by the court systems and $66.5 million in tuition remitted to schools of higher education. Fiscal 2011 departmental and other non-tax revenues were projected to be $2.934 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.035 billion, $1.103 billion, $1.128 billion, $1.003 billion and $989.7 million in fiscal 2006 through 2010, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The Lottery Commission’s operating revenues for fiscal 2010 were $989.7 million. This includes a $7.0 million spending reduction in operating expenses related to Lottery agent incentive programs and a $3.1 million spending reversion in administrative expenses. The result was a surplus of $55.4 million against the assumed $934.3 million budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $758.8 million in appropriations for local aid to cities and towns, with the balance of $55.4 million transferred to the General Fund for the general activities of the Commonwealth.

As enacted, the fiscal 2011 budget assumed total transfers from the Lottery of $1.008 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. This legislative assumption exceeded the revenue projections given by the State Lottery Commission for fiscal 2011 ($986.8 million) by approximately $21 million. This deficiency, along with other budgetary exposures, was addressed by the Governor with vetoes when he signed the fiscal 2011 budget. In December 2010, the State Lottery Commission reduced its projection from $986.8 million to $960.5 million. In March 2011, the Lottery revised its fiscal 2011 projection to $956.0 million and in April 2011 revised its projection to $958.7 million. As of March 15, 2011, the estimated deficiency for budgetary distributions to be funded by Lottery proceeds was $29.4 million.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% which equals more than $8.3 billion through 2025, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007, April 2008, April 2009 and April 2010. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008, the Health Care Security Trust’s balance was transferred to the State Retiree Benefits Trust Fund. The fiscal 2010 and 2011 budgets transfer all payments received by the Commonwealth in fiscal 2010 and 2011 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2007 through 2010 were lower than the “allowable state tax revenue” limit set by Chapter 62F, and, as of March 15, 2011, were expected to be lower than the limit in fiscal 2011.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 general appropriations acts to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then transfer tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

As of March 31, 2011, actual state tax revenues for fiscal 2011 exceeded the permissible state tax revenue limit set by Chapter 62F by approximately $651.8 million. Because no withdrawals from the Stabilization Fund were expected to occur during fiscal 2011, the entire amount of any cumulative excess as of the end of fiscal 2011 was expected to be transferred back to the General Fund for inclusion in consolidated net surplus.

FISCAL 2010, FISCAL 2011 AND FISCAL 2012

Fiscal 2010

GAAP Basis. The Commonwealth’s GAAP financial statements for the year ended June 30, 2010 present a government-wide perspective, including debt, fixed assets and accrual activity on a comprehensive statement of net assets. All fixed assets, including road and bridge infrastructure and all long-term liabilities, including outstanding debt and commitments of long-term assistance to municipalities and authorities, are part of the statements. The Commonwealth’s statement of revenues, expenditures and changes in fund balances are presented as a statement of activities.

The liabilities of the Commonwealth exceeded its assets at the end of fiscal 2010 by over $18.6 billion, a reduction of over $10.3 billion during the fiscal year. The vast majority of the change relates to the creation of the Massachusetts Department of Transportation, as explained below.

The creation of the Massachusetts Department of Transportation is reflected as transfer out of government activities as it occurred November 1 (mid-fiscal year) but is reflected as beginning balance adjustments in the component unit column in the Commonwealth’s financial statements, as the transfers were part of the Massachusetts Department of Transportation’s beginning balance at its creation.

As noted above, about $8.9 billion of this change is attributable to the Massachusetts Department of Transportation reorganization. Of the $18.6 billion deficit amount, “unrestricted net assets” is negative by almost $21.1 billion, and there is a nearly $886 million deficit attributable to the Commonwealth’s investment in capital assets net of related debt. There are two primary reasons for negative unrestricted net assets: first, the Commonwealth has a liability of $7.4 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority; second, with the creation of the Massachusetts Department of Transportation, virtually all highway and bridge assets of the Commonwealth totaling approximately $15.5 billion, net of depreciation, were transferred to the new entity. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt, which will now be unrelated to any capital asset owned by the Commonwealth. These negative amounts are offset by $1.7 billion in “restricted net assets.”

During the fiscal year, approximately $447 million in restricted net asset balances were set aside for unemployment benefits and an additional approximate $589 million were restricted for debt retirement.

Fiscal 2011

On June 30, 2010, the Governor approved the fiscal 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medicaid matching funds (FMAP) that were assumed in the budget but which the United States Congress had not yet approved. (The FMAP extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor’s fiscal 2011 budget proposals filed in January 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that, as of March 15, 2011, had not been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal 2011 budget to solve for the exposures anticipated at that time.

The fiscal 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of fiscal 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into fiscal 2012. Taking all that into account, the Stabilization Fund was projected, when the fiscal 2011 budget was signed into law, to have a $556 million balance at the end of fiscal 2011. The fiscal 2011 budget also relied on $809 million in remaining available federal funds under the ARRA.

On August 5, 2010, the Governor signed into law legislation relating to economic development that included four sets of provisions affecting tax revenues:

•

The legislation extends the net operating loss carry-forward period for specified categories of taxpayers (generally including business corporations but not financial institutions or utility corporations) filing under the corporate excise tax from five years to 20 years, for losses sustained in tax years beginning in calendar year 2010. The Department of Revenue estimates that the static revenue loss under this provision will be approximately $4.7 million in fiscal 2016, $12.6 million in fiscal 2017, $19.8 million in fiscal 2018, $25.5 million in fiscal 2019, and $30.3 million in fiscal 2020. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until the tax law change is fully phased in by fiscal 2031, at which point the annual revenue loss will be approximately $92.2 million.

•

The legislation institutes a reduced 3% capital gains tax rate under the individual income tax for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The Department of Revenue estimates that this provision will result in a static revenue loss of $0.1 million in fiscal 2014, $0.7 million in fiscal 2015, $2.3 million in fiscal 2016, $4.0 million in fiscal 2017, and $5.7 million in fiscal 2018. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until fiscal 2022, at which point the annual revenue loss will be approximately $13.5 million.

•

The legislation provides for the exclusion of income of a non-U.S. corporation from a “water’s edge” combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group’s Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The Department of Revenue estimates that this provision will probably result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in fiscal 2011 due to the retroactive nature of the change.

•

The legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The Department of Revenue certified on December 29, 2010 that the sales tax holiday resulted in a static revenue loss of approximately $19.9 million in fiscal 2011.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional federal funding to the states for Medicaid and teachers’ pay. This measure extended the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which was expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth. The state-aid package was also expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in supplemental appropriations in order to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues to be provided to the Commonwealth in fiscal 2011 from the August 2010 extension of the FMAP rate through June 30, 2011, leaving $50 million in such revenues unexpended. The legislation also eliminated the planned fiscal 2011 withdrawal of $100 million from the Stabilization Fund and restored the “statutory carry forward” in fiscal 2011, worth approximately $95 million. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth receives additional federal Medicaid reimbursements for these expenditures, leaving the “net” total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.

On January 18, 2011 the Secretary of Administration and Finance, in consultation with the chairs of the House and Senate Committees on Ways and Means and based on available data on tax revenue collections and economic trends, revised the fiscal 2011 tax revenue estimate from $19.078 billion to $19.784 billion. The Secretary also revised the non-tax revenue estimate to account for, among other non-tax revenue items, the fact that the Secretary no longer expected approximately $160 million in estimated fiscal 2011 revenues tied to reimbursement for certain costs associated with the Special Disability Workload, owed by the federal government to the Commonwealth, to be received in fiscal 2011. When the fiscal 2011 budget was signed into law, it appeared likely that the United States Congress would fund these amounts owed to states before the November 2010 elections. However, as of March 15, 2011, the Commonwealth indicated that the Secretary of Administration and Finance was less confident that the Commonwealth would receive this amount from the federal government in fiscal 2011.

On January 26, 2011, the Governor filed legislation requesting supplemental fiscal 2011 appropriations totaling $311.7 million, including $183.3 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were to be entirely supported by offsetting federal revenues in fiscal 2011), $32.6 million for a reserve for the Trial Court to support collective bargaining increases for the Office and Professional Employees International Union (“OPEIU”) Local 6, $25 million for additional projected snow and ice removal costs, $14.4 million to support cash assistance caseload spending at the Department of Transitional Assistance, $25 million for additional funding to support Underground Storage Tank reimbursements, $8.2 million for the operations of the Fernald Development Center in Waltham (which, as of March 15, 2011, had remained open beyond projected closure dates) and $6 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation provided for other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the Secretary of Administration and Finance to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit was projected to be $95 million and was to result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were expected to be entirely supported by offsetting federal revenues in fiscal 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for the Trial Court to support collective bargaining increases for OPEIU Local 6 and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation restored the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was initially suspended in the fiscal 2011 budget. The value of this deposit was projected to be almost $100 million and was expected to result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On May 4, 2011, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance.

Fiscal 2012

On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of’$20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

On January 26, 2011, the Governor filed with the Legislature his budget recommendations for fiscal 2012. The Governor’s recommendations called for total spending in fiscal 2012 to be less than total anticipated spending in fiscal 2011 by $570 million, or 1.8%, after accounting for close to $400 million of off-budget spending in fiscal 2011 for Chapter 70 education aid, higher education and special education from federal stimulus funds that would otherwise be accounted for within the state budget. After accounting for one-time resources supporting the fiscal 2011 budget and estimated changes in tax and non tax revenues, the total resources expected to be available in fiscal 2012 are $1.2 billion less than in fiscal 2011. The Governor proposed $627 million in additional resources to support the fiscal 2012 budget, resulting in a total budget that would be $570 million below fiscal 2011 estimated spending. Of the $627 million in additional resources, $385 million are considered by the Executive Office for Administration and Finance to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund. The $200 million withdrawal from the Stabilization Fund would leave a projected fiscal 2012 ending balance of approximately $570 million. The Governor’s fiscal 2012 budget recommendations also included a proposal to require any one-time litigation or tax settlements in excess of $10 million to be deposited into the Stabilization Fund. The $385 million in fiscal 2012 one-time resources would be an approximate $1.5 billion decrease from one-time resources assumed as of March 15, 2011 in the fiscal 2011 budget.

In addition to the $200 million withdrawal from the Stabilization Fund, the fiscal 2012 budget recommendation included the following revenue proposals: $99 million in additional abandoned property revenues above the roughly $90 million that are typically collected each year; $46 million from the delay of the FAS 109 deduction, which is to become effective in the next tax year; $8 million in state revenues from clarifying that hotel resellers must collect hotel occupancy taxes on their mark-ups; $78 million from additional federal Medicaid revenue adopted under a waiver with the Centers for Medicare and Medicaid Services; $61.5 million from enhanced tax collection activities performed by the Department of Revenue; $40 million in revenue maximization efforts to optimize federal revenue and other sources; $20 million from the modernization of bottle redemption laws to include a broader group of beverage sales subject to the 5¢ bottle deposit; $20 million from making technical clarifications to the State’s existing corporate sales factor rules; $25 million from contributions from quasi-public authorities; and other revenue initiatives totaling $30 million in fiscal 2012.

Included in the Governor’s fiscal 2012 budget, or in legislation filed concurrently with the budget recommendations, were a number of reform initiatives including: pension reform, criminal justice reform, homeless shelter reform and a municipal relief package. Many of these and other reform proposals are expected to generate savings that have been assumed in the Governor’s fiscal 2012 budget proposal. The Governor’s budget proposal also assumes growth in spending for the Commonwealth’s health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are also being taken, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth’s health care coverage programs would grow by approximately $1 billion.

On April 28, 2011, the House of Representatives approved its version of the fiscal 2012 budget, which is based upon the consensus tax revenue estimate for fiscal 2012 of $20.525 billion. According to the House Committee on Ways and Means, the House budget provides for $30.543 billion in spending, which is approximately $5 million lower than the Governor’s fiscal 2012 budget proposal. The House budget, like the Governor’s proposal, relies upon a $200 million withdrawal from the Stabilization Fund. The House budget largely mirrors the Governor’s fiscal 2012 budget proposals with respect to local aid, one of the largest outlays in the budget. On April 14, 2011, the Senate adopted a local aid resolution endorsing the same levels of local aid. The Senate was expected to debate and approve its version of the budget in late May 2011. Differences between the House and Senate versions of the fiscal 2012 budget were to be reconciled by a legislative conference committee.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year. As of March 15, 2011, the State had liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. As of March 15, 2011, the Commonwealth was in the process of adding two additional lines of credit for the commercial paper program, in the amount of $200 million per line. This would bring the capacity of the commercial paper program to $600 million. The two additional lines of credit were expected to be available in April 2011. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended fiscal 2010 with an overall increase in the non-segregated cash balance from $805.3 million (at the end of fiscal 2009) to $844.2 million, as compared to a projection of $860.2 million in the June 3, 2010 cash flow forecast.

On February 28, 2011, the State Treasurer and the Secretary of Administration and Finance released cash flow statements for fiscal 2011 and fiscal 2012. The fiscal 2011 cash flow statement was based upon the fiscal 2011 budget signed on June 30, 2010 (including the value of all vetoes and subsequent overrides), all supplemental appropriations filed, enacted or anticipated, and all prior appropriations continued into fiscal 2011. The fiscal 2012 cash flow statement was based upon the consensus tax revenue estimate announced on January 18, 2011 and the Governor’s budget recommendations for fiscal 2012.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, called for approximately $2.3 billion of bonds to be issued in fiscal 2011. This amount included $1.625 billion in general obligation bonds issued under the bond cap and $675 million of borrowing for the accelerated bridge program (which included $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for fiscal 2011). The plan calls for approximately $2.070 billion of bonds to be issued in fiscal 2012, including $1.750 billion in general obligation bonds issued under the bond cap and $320 million of borrowing for the accelerated bridge program.

On August 26, 2010 the State Treasurer issued $358 million in general obligation bonds under the bond cap and $1.2 billion in revenue anticipation notes to support the State’s cash flow. The revenue anticipation notes were scheduled to mature in late April 2011, late May 2011 and late June 2011. The State Treasurer issued an additional $350 million in general obligation bonds under the bond cap on December 1, 2010. The State Treasurer also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the fiscal 2011 budget. Both series of refunding bonds were sold on July 23, 2010. The refunding bonds mature in 2014 and 2015.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of March 15, 2011, the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney, et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. In February 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth developed and implemented a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Court oversight of the remediation plan ended in February 2011.

Rosie D., et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the Court allowed plaintiffs’ motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009. Although in fiscal 2009 the Commonwealth paid the plaintiffs’ attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys’ fees incurred post-judgment (e.g., for monitoring activity), through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the Court for payment of approximately $1.48 million in attorneys’ fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants’ counsel filed an objection to approximately $250,000 of the fees requested. The Court issued an order reducing defendants’ attorneys’ fees by $50,000.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with “serious mental illness” (SMI) in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish maximum security treatment units as an alternative to segregation. DLC has proposed a broad definition of SMI which, if adopted, would require special treatment units for a large percentage of DOC’s segregation population. DLC’s counsel and experts (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. DLC has received the medical and mental health records of numerous inmates.

In 2009, the parties drafted a comprehensive settlement agreement which would have required approximately $135 million of additional funding over the next five fiscal years relating to program costs and staffing, plus approximately $8 million in bond funding for information technology infrastructure and related upgrades. Due to the deepening fiscal crisis, DOC could not commit to the settlement proposal. DLC rejected DOC’s counter-proposal for the provision of appropriate services to inmates with SMI, while taking account of the Commonwealth’s budgetary constraints. As the parties proceeded with the litigation, DOC continued to improve and enhance its mental health services delivery, building on initiatives begun prior to the litigation. DOC’s new initiatives, accomplished with existing budgetary resources, and based upon the recommendations of DOC’s psychiatric expert, include the following: DOC adopted an SMI definition consistent with definitions developed in other jurisdictions. Inmates with SMI have been excluded from long-term segregation and placed in two new maximum security mental health units—the 15 bed Secure Treatment Program (“STP”) at the Souza Baranowski Correctional Center and the 13 bed Behavior Management Unit (“BMU”) at MCI-Cedar Junction. DOC operates four residential treatment units, a maximum security unit at the Old Colony Correctional Center (“OCCC”), and medium security units at OCCC, the North Central Correctional Center and MCI-Framingham. An 11-bed tier of the Departmental Disciplinary Unit is being prepared to house and treat long-term segregation inmates awaiting bed placement in the STP and BMU. OCCC was re-designated to serve as a special prison focused on inmates with mental illness. DOC developed and implemented a mental health classification process to determine the level of treatment of all inmates with open mental health cases. DOC is formalizing the process for incorporating mental health considerations in the disciplinary process. Inmates with SMI who are segregated in short-term segregation units are being provided weekly out-of-cell clinical contact, as well as a special review process to hasten their removal from segregation.

The Commonwealth has indicated that DOC’s initiatives substantially address the matters asserted in the complaint. DOC’s ability to continue to provide these services is contingent upon the maintenance of sufficient budgetary resources and staff positions. Trial was scheduled to commence on June 6, 2011. It was anticipated that the trial date would be continued because discovery remained ongoing.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance (“DTA”). Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA’s benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA’s policies and procedures as well as to information and telephone systems. After the assigned magistrate judge recommended class certification, DTA filed objections with the District Court judge, who, as of March 15, 2011, had the matter under advisement since mid-March 2010. As the result of an August 2010 court order, the case had been stayed, as of March 15, 2011, while the parties engaged in mediation. Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II), Massachusetts Housing Court, Western Division. These are consolidated class actions challenging DTA’s practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs’ motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and Didonato II. Following the court’s decision, DTA worked with plaintiffs’ counsel to implement the court’s partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. Plaintiffs moved to amend their complaint to include a demand that the Commonwealth adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The court allowed the motion to amend over the defendants’ objection. If the Commonwealth is compelled to facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.

Mass. Community College Council, Inc., et al. v. Board of Higher Ed., et al., Suffolk County Superior Court. A group of individual plaintiffs and the employee organizations to which they belong brought this action for declaratory and mandamus relief challenging the Commonwealth’s criteria for eligibility to enroll in Group Insurance Commission health insurance coverage under G.L. c.32A and for the payment of a pro rata contribution for non-eligible employees who obtain health insurance coverage through the Health Insurance Connector Authority. The complaint was filed in late November 2009, and the State defendants answered on February 12, 2010, denying that the plaintiffs are entitled to any of the relief they demand. While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. If plaintiffs obtain rights to enroll in GIC health care coverage, those who would become eligible for enrollment in GIC health insurance coverage might also successfully argue for pension benefits in a separate, subsequent proceeding. As of March 15, 2011, it was not possible to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al., Supreme Judicial Court for Suffolk County. This lawsuit, filed directly in the Supreme Judicial Court single justice session, challenges, under the state Equal Protection Clause, a statute enacted in August 2009 that excludes from the Commonwealth Care program, run by the Connector Authority, those individuals who are alien residents with special status (“AWSS”). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. Because the Commonwealth does not receive federal Medicaid funds for these individuals (unlike other members of Commonwealth Care), the Legislature effectively reduced the Connector Authority’s budget by excluding this group of members. The Commonwealth then established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. The case was argued before the Supreme Judicial Court in November 2010. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute limiting many aliens’ eligibility for Commonwealth Care constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution. The Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter to the Supreme Judicial Court single justice session for further proceedings. The Commonwealth had stated that, if plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year. The Commonwealth has noted that this is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available. The Commonwealth has also stated that it is possible that the Supreme Judicial Court’s decision will have implications for other public benefit programs.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al., United States District Court, Western Division. This is a class action in which plaintiffs allege that the Commonwealth’s foster care system violates foster children’s constitutional and statutory rights to be protected from harm while in state custody; not to be deprived unnecessarily of child-parent and sibling relationships; to safe, stable foster care placements and timely adoption planning and recruitment; to payments to foster care providers that cover the actual costs of providing food, clothing, shelter, and other essential items; and to adequate educational, mental health, medical, and dental services. Plaintiffs further allege that children are abused and neglected while in the Commonwealth’s foster care system at a rate higher than the national average; that children in foster care are moved from one placement to another with unusual frequency; that many children never achieve permanency in their placements; and that hundreds of children “age out” of foster care inadequately prepared to live independently as adults. Plaintiffs claim that the system’s alleged failures are attributable to an insufficient number of social workers, all carrying excessive caseloads; a dearth of appropriate foster care placements and ancillary services; and insufficient supports (including financial reimbursement) to foster care providers. The Court denied the defendants’ motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs’ motion for class certification. As of March 15, 2011, the case was moving into the discovery phase. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now the Centers for Medicare and Medicaid Services (“CMS”)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool fiscal year 2011, the Commonwealth was expected to have collected an estimated $4.997 billion in acute hospital assessments since 1990 and an estimated $1.877 billion in surcharge payments since 1998.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for federal financial participation (“FFP”) totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”) hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC. The Executive Office of Health and Human Services (“EOHHS”) returned $9 million in FFP based on its own update of projected payment limits. In February 2011, CMS sent EOHHS a Notice of Disallowance of $25,543,963.

Commonwealth v. Sebelius, United States District Court (referred to as In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services. On March 20, 2008, CMS issued a notice of disallowance of $86,645,347 in FFP for fiscal 2002 and fiscal 2003. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth then filed an appeal of the disallowance in federal district court. On March 24, 2010, the district court entered judgment for the United States. The parties subsequently entered into a settlement agreement which provides that CMS retain the approximately $86,6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services, Suffolk Superior Court. Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million, plus interest, for fiscal 2009. First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the BMC hospital and managed care organization entities and that, if the rates for that year were increased to levels that plaintiffs seek, they would be entitled to an additional $120.9 million for fiscal 2009. Second, plaintiffs allege that they are entitled to an additional $6.7 million in net supplemental payments for fiscal 2009 under St. 2006, c. 58, § 122, the so-called Health Care Reform Act. Defendant filed an Answer denying all claims. On December 20, 2010 the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims. As of March 15, 2011, plaintiffs had filed a notice of appeal.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services, Suffolk Superior Court. Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth’s Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher

Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. On December 20, 2010 the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims. As of March 15, 2011, plaintiffs had filed a notice of appeal.

Taxes

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, Middlesex Superior Court. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. The Supreme Judicial Court ruled that Dell could not be liable under Chapter 93A (and therefore be forced to pay treble damages) for collecting taxes that it believed, in good faith, were due; the Court, however, let the declaratory action go forward. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell’s third-party action until Dell has fully prosecuted the abatement petition it had filed with the Appellate Tax Board, seeking return of the same sales taxes. As of March 15, 2011, Dell had filed a petition with the ATB for additional abatements related to its payment of sales taxes. As of that date, Dell’s abatement requests remained pending before the ATB, with no trial date scheduled. The total amount Dell claims exceeds $54 million, including its claim for interest.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, Suffolk Superior Court. In a lawsuit filed in early 2010, DIRECTV claims that the excise on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth (enacted by Mass. St. 2009, c. 27, sec. 61 and 150) violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitutions. The potential refund of taxes collected under the statute may exceed $10 million for each tax year. In mid-March 2010, the Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies. The Court denied this motion and, as of March 15, 2011, an answer had been filed. As of March 15, 2011, the case was in the discovery stage. A summary judgment hearing is scheduled for February 2012, and a trial is scheduled for April 2012.

Vodafone Americas, Inc. v. Commissioner of Revenue, Appellate Tax Board. These five docket numbers cover the years 2000 to 2008 for two entities that owned an interest in a partnership doing business in the Commonwealth as Verizon Wireless. For the first three years, the partnership was owned through a tiered ownership structure of pass-through entities. The Commissioner claims that nexus is appropriate in these years. For the next six years, one of the entities in the ownership chain was a Bermuda corporation. The partner (Vodafone) is claiming that the corporation should pay tax on its income, while the corporation, as a disregarded entity, is filing a return (PS-1, for utilities) that indicates that its shareholder, a partnership, is flowing all income up to the partners. The issue is which entity is properly subject to tax on the income in this case. An additional issue concerns the sourcing of receipts for services in the numerator of the sales factor based upon where the company incurred the costs of performing the income-producing activity that gave rise to those receipts. A status conference was scheduled for March 24, 2011. Should Vodafone prevail on all issues, the potential loss to the Commonwealth is estimated at approximately $44 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Dispute).

(a) (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the

Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination is made, the States can still avoid the $1.1 billion adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (“SFD”) proceeding got under way in June 2005. The economic firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent-enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent-enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

On or about July 2, 2010, the three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and 46 other setting states on one side, and the participating cigarette manufacturers on the other side. As of March 15, 2011, this matter was in the discovery stage.

(b) (2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006, Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to Massachusetts by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(c) (2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28 million to $30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(d) (2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. Philip Morris paid its entire April 2009 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment. which reduced the initial 2009 payout to Massachusetts by approximately $22 million. Consistent with the procedures outlined above, the States can avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States.

In January 2009, Massachusetts and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the State’s assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released $21,836,647 in withheld 2005 MSA payments to the Commonwealth.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This is an action brought by Grand River Enterprises Six Nations Ltd. (“GRE”) against the Attorneys General of 31 states, including Massachusetts, seeking to enjoin those states from enforcing the escrow statutes enacted pursuant to the tobacco Master Settlement Agreement (“MSA”). GRE, a Canadian cigarette manufacturer located on a native American reservation, is not participating in the MSA and, as such, its sales are subject to each settling state’s escrow requirements. GRE claims in this litigation that the settling states’ escrow statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. GRE is seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the settling states anticipated under the MSA. Discovery is complete. On April 27, 2010, the Court heard oral argument on the parties’ cross motions for summary judgment and took the matter under advisement.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority, Middlesex Superior Court. Plaintiffs filed suit against the Turnpike Authority on behalf of a purported class consisting of all toll payers within the Metropolitan Highway System (“MHS”). The plaintiffs claim that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS (specifically, the Central Artery) is an unconstitutional tax. Plaintiffs’ class action complaint does not specify claimed damages but does allege that from July 2006 through June 2009 the Authority charged users of the toll roads $440 million more than the toll roads actually cost. The Turnpike Authority filed a motion to dismiss seeking to dismiss all counts of the Third Amended Complaint. On January 18, 2011, the Superior Court granted the Authority’s motion to dismiss all counts of the Third Amended Complaint, but reported the case to the Appeals Court for determination of the correctness of its decision.

Carol Surprenant v. Massachusetts Turnpike Authority, Massachusetts Port Authority, and Massachusetts Department of Transportation. United States District Court. Plaintiff originally sued the Massachusetts Turnpike Authority (“MTA”) and the Massachusetts Port Authority (“MassPort”) on behalf of a purported “class” consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called “Resident Discount Programs.” The plaintiff claims that the “Resident Discount Programs” are unconstitutional. The MTA and MassPort filed a motion to dismiss the complaint. On March 4, 2010, the court allowed, in part, their motion to dismiss under the Privileges and Immunities Clause of the United States Constitution and denied it, in part, as to the claim under the Commerce Clause of the United States Constitution. The Court authorized a 90-day period for discovery, followed by supplemental briefing. On April 5, 2010, plaintiff filed her first amended complaint, adding the Massachusetts Department of Transportation (“MassDOT”) as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth’s sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under 42 U.S.C. § 1983. In February 2011, the court granted MassDOT’s motion and dismissed the case.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean-up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the Court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban that is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the College approximately $1.1 million (approximately 2.5% of total clean up costs) from an escrow account after the Department of Environmental Protection (“DEP”) determined that a portion of the Lake Waban shoreline clean up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean up; and (2) clean up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. (If a full clean up of the lake is required in the future, it could cost up to $100 million.)

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military

Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation, et al., Appeals Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a Memorandum of Understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Superior Court granted the Commonwealth summary judgment on statute of limitations grounds, and the plaintiffs appealed. In January 2011, the Appeals Court affirmed the dismissal of the case.

Boston Harbor Clean Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment. The total cost of construction of the wastewater facilities required under the federal district court’s order, not including combined sewer overflow (“CSO”) costs, has been approximately $3.8 billion. The MWRA has also spent approximately $730 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court’s order had amounted to approximately $4.53 billion through March 2011. Going forward, the MWRA anticipates spending an additional $148 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

National Association of Government Employees v. Commonwealth, Suffolk Superior Court, and Association of County Employees v. McDonald, Plymouth Superior Court. Effective January 1, 2010, the offices of the Barnstable, Bristol, Dukes, Nantucket, Norfolk, Plymouth, and Suffolk County sheriffs were transferred to the Commonwealth pursuant to St. 2009, c. 61, s. 3. Under the act, but not effective until February 1, 2010, otherwise eligible transferred employees became eligible for group health insurance through the GIC rather than G.L. c. 32B, which addresses insurance “for certain persons in the service of [certain] counties.” The cost savings to the Commonwealth from this change in health coverage was a major purpose of the act.

In these two lawsuits, unions representing sheriffs’ employees in Barnstable, Bristol, Norfolk, Plymouth, and Suffolk Counties seek to prevent the transfer prior to the expiration of applicable collective bargaining agreements. In each case the Superior Court denied a union motion for a preliminary injunction. Were the plaintiff unions to prevail, the Commonwealth might be held liable for the increased cost of providing affected employees with group health insurance through county plans rather than through the GIC.

Other

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc. d/b/a Perino-Kiewit-Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including in proceedings before the Superior Court and the Central Artery Tunnel Project Dispute Review Board (“DRB”) panel. The DRB has issued decisions on some of the claims, awarding plaintiffs approximately $67 million on claims of approximately $96 million. As of March 15, 2011, those decisions are the subject of further court proceedings. Plaintiffs also still have in excess of $68 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. The total amount claimed was approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). The case has been settled for $19.5 million.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al., Suffolk Superior Court. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the recently enacted transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees’ and retirees’ health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees, and foreclose collective bargaining of group insurance coverage. These changes are in each instance prospective, do not apply to the pension and health insurance provisions in collective bargaining agreements existing as of September 2009, and when ultimately implemented are anticipated to result in projected annual savings of $30 million to $40 million associated with the transition of the MBTA employee/retiree benefits to State-controlled insurance plans. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the Superior Court denied the plaintiffs’ request for a preliminary injunction regarding the first round of health insurance transfers, which then took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers. The parties have served cross-motions for partial summary judgment regarding the health-insurance claims and a hearing on those motions was scheduled for March 15, 2011. On April 15, 2011, the Superior Court granted summary judgment for the defendants.

OPEIU, Local 6 and the Massachusetts Trial Court, American Arbitration Association. The union representing the Trial Court’s clerical and professional employees has taken two grievances to arbitration concerning the non-payment of negotiated wage increases for the second and third years of a collective bargaining agreement effective from July 1, 2007 to June 30, 2010. On May 7, 2010, the arbitrator issued an award requiring the Trial Court to pay the wage increases, which, as of March 15, 2011, totaled approximately $40 million. On October 18, 2010, the union filed a petition in Superior Court to enforce the arbitration award. The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth’s failure to comply with the arbitration award violates G.L. c. 150E. The Trial Court and the union subsequently settled this matter. Under the terms of the settlement agreement, the Trial Court was to use operating funds for the 2011 fiscal year to place the subject employees at the correct pay level effective as of the pay period beginning March 13, 2011. The Governor included certain funds for OPEIU, Local 6 employees’ wages in a supplemental budget, including retroactive payments from July 1, 2010 to March 12, 2011. The Commonwealth has indicated that the remainder of the retroactive wage payments will be paid out in increments from the Trial Court’s budget by fiscal year 2015. As of March 15, 2011 the Superior Court lawsuit was stayed by agreement of the parties and was to be withdrawn upon passage of the supplemental budget. The charge before the Division of Labor Relations is to be withdrawn by the union upon the parties’ negotiation of a successor collective bargaining agreement.

Howe v. Town of North Andover, et al., United States District Court. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff’s Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. As of March 15, 2011, the lawsuit was in the discovery phase. As of March 15, 2011, no determination had been made as to the merits of the claims against the defendants.

* * * * *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in official statements relating to financings by certain issuers, including public authorities of the State, the most recent such official statement being dated May 24, 2011. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The U.S. Economy

As of May 24, 2011 the most recent data indicate that extreme winter weather and spiking energy prices had a substantial impact on economic activity in the first calendar year quarter of 2011. The national economy grew 1.8 percent in the first quarter, with real household and private business spending weakening substantially relative to the fourth quarter of 2010. Although demand appears to have rebounded in March 2011, as of May 24, 2011, growth in the second and third quarters is expected to continue to be affected by the ongoing turmoil in the Middle East and volatile energy prices. As of May 24, 2011, real U.S. Gross Domestic Product (GDP) is projected to grow 2.9 percent for calendar year 2011, approximately the same level of growth as in calendar year 2010. As of May 24, 2011, the national economy is expected to add approximately 2.5 million jobs in 2011, representing annual growth of 1.3 percent. This projection is consistent with the unemployment rate averaging 8.5 percent in the fourth quarter of calendar year 2010. Personal income is projected to grow 5.2 percent for 2011, with its largest component, wages and salaries, projected to grow by 4.3 percent.

Over the three months from February through April 2011, the daily spot price of domestically produced oil, as represented by West Texas Intermediate Crude, rose 27 percent; the price of imported oil rose even faster. Meanwhile, the average weekly price of unleaded gasoline was up 27 percent over the same period and was fast approaching its July 2008 high. Since then, as of May 24, 2011, energy prices had fallen below their most recent peaks, but with the ongoing turmoil in the Middle East, energy prices are likely to continue to be volatile. Annualized quarterly inflation, as represented by growth in the Consumer Price Index (“CPI”), accelerated from 2.6 percent in the fourth quarter of 2010 to 5.2 percent in the first quarter of 2011. Core inflation, which excludes the volatile food and energy components, also accelerated from 0.6 percent to 1.7 percent during this time period. As of May 24, 2011, the State’s Division of Budget (“DOB”) is projecting 2011 inflation of 2.7 percent.

Despite mounting inflationary pressure, the Federal Reserve was still expected to complete its $600 billion long-run asset purchase program, popularly referred to as QE2, by the end of June 2011 as scheduled, and begin moving away from its zero-percent short-term interest rate target before the end of 2011. The 10-year Treasury yield is expected to average 3.7 percent in 2011. As of May 24, 2011, the outlook for corporate profits and equity markets remains favorable, as the corporate sector continues to reap the benefits of low interest rates and global economic growth.

As of May 24, 2011, the national recovery is expected to continue to gain strength following a weak first quarter, but significant risks remain. Inflation—and energy prices in particular—represent the most uncertain element of the national economic forecast. Continued unrest in several major oil-exporting nations increases the risk of an extended period of high oil and gasoline prices. Higher energy prices act effectively as a tax on household and business spending, and can be expected to result in lower spending in other areas. In addition, the fallout from the Japanese earthquake and tsunami could cause more extensive supply disruptions than anticipated as of May 24, 2011. Both of these developments could diminish the pace of job growth relative to projections as of May 24, 2011 and impede the recovery in household spending from a relatively weak first quarter. Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments, with no relief from property prices on the horizon. In contrast, a sudden resolution of the turmoil in the Middle East, accompanied by faster global growth than projected, could result in stronger growth than is reflected in this forecast.

The New York State Economy

In contrast to that of the nation, as of May 24, 2011, the pace of New York’s economic recovery continues to exceed expectations. The downstate economy has been buttressed by the continued improvement of the financial sector, while the State’s tourism and export industries are enjoying the benefits of a weak dollar. As of May 24, 2011, total State employment growth of 0.7 percent is projected for 2011, with private sector employment growth expected to be 1.3 percent. As of May 24, 2011, wage growth of 3.8 percent is projected for 2011.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility present a particularly large element of uncertainty for New York. In addition, with Wall Street still adjusting compensation practices in the wake of the passage of financial reform legislation, the timing of cash bonus payouts has become very unstable, making inference from past patterns more uncertain. A weaker labor market than projected could result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street activity, could result in higher wage and bonus growth than projected.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the downturn that began in 2008, though New York experienced a historically large wage decline in 2009. Although the State unemployment rate was higher than the national rate from 1991 to 2000, as of May 24, 2011, the gap between them has closed, with the State rate below that of the nation.

FINANCIAL PLAN

Fiscal Year 2011 Summary Results

Based on preliminary, unaudited results, the State ended fiscal year 2011 in balance on a cash basis in the General Fund. Receipts, including transfers from other funds, totaled $54.4 billion, an increase of $343 million from the public forecast on March 15, 2011. Tax receipts exceeded projections by approximately $150 million, with stronger than expected collections in personal income tax and sales taxes, offset in part by lower collections for business taxes. All planned refunds were made according to schedule. Other sources of General Fund receipts (including transfers of fund balances, miscellaneous receipts, and Federal grants) were approximately $195 million above planned levels. This was due almost exclusively to the transfer of excess balances from certain special revenue funds at the close of the fiscal year.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion, an increase of $324 million from the public forecast on March 15, 2011. The increase was due in part to the timing of payments that were due and budgeted for the first quarter of fiscal year 2012 but that were made in the final quarter of fiscal year 2011. These previously unanticipated payments included approximately $154 million for debt service expenses and $100 million for health care expenses.

The General Fund had a closing balance of $1.37 billion, consisting of $1.2 billion in the State’s rainy day reserves ($1.0 billion in the Tax Stabilization Reserve and $175 million in the Rainy Day Reserve), $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance in the General Fund was $926 million lower than the closing balance for fiscal year 2010. This reflects the planned use of an undesignated fund balance carried forward from fiscal year 2010 into fiscal year 2011.

Fiscal Year 2012 Summary Outlook

Budget Gaps Before Budget Adoption (“Base” or “Current Services” Gaps)

Before enactment of the fiscal year 2012 budget, the State faced a projected budget gap of $10 billion, and projected budget gaps in future years of $14.9 billion in fiscal year 2013, $17.4 billion in fiscal year 2014, and $20.9 billion in fiscal year 2015. These budget gaps represented the difference between (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them based on current law.1 The gap estimates were based on a number of assumptions and projections developed by DOB in consultation with other State agencies. The assumptions reflected the impact of current statutory provisions on spending growth and tax receipts. Statutory mandates and entitlements, combined with enrollment increases and assumed reductions in Federal grants, accounted for a significant portion of projected base spending increases.

The estimated base gaps reflected, in part, the short-term impact of the recession on State tax receipts and economically-sensitive expenditure programs, the long-term growth in spending commitments, the expiration of the temporary personal income tax surcharge at the end of calendar year 2011, and the phase-out2 of the Federal stimulus funding for Medicaid, education, and other purposes.

[1]	Typically referred to as the “current services” or “base” gaps.
[2]

Under the Federal American Recovery and Reinvestment Act of 2009 (“ARRA”), the Federal government increased the matching amount it paid on eligible State Medicaid expenditures from 50 percent to approximately 62 percent. This temporary increase in the Federal Medical Assistance Percentage (“FMAP”) was scheduled to end on June 30, 2011. ARRA also provided a temporary increase in Federal funding for other governmental services, including aid to public education.

Executive Budget Proposal

The Governor submitted his Executive Budget proposal for fiscal year 2012 on February 1, 2011, and amendments on February 24 and March 1, 2011, as permitted by law. The Governor’s Executive Budget proposed measures (the “gap-closing plan”) to eliminate the projected General Fund budget gap of $10 billion in fiscal year 2012, and to reduce the future projected budget gaps to $2.2 billion in fiscal year 2013, $2.5 billion in fiscal year 2014, and $4.4 billion in fiscal year 2015. The Executive Budget proposed savings of approximately $2.85 billion each for School Aid and Medicaid; $1.4 billion for State agency operations, including a 10 percent year-to-year reduction in State Operations spending in the General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

Enacted Budget for Fiscal Year 2012

The Governor and legislative leaders announced general agreement on the outlines of a budget for fiscal year 2012 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the fiscal year 2012 Budget.

The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. As of May 24, 2011, DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $10 billion in fiscal year 2012 and reduces the budget gaps to $2.4 billion in fiscal year 2013, $2.8 billion in fiscal year 2014, and $4.6 billion in fiscal year 2015.

The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in fiscal year 2012 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid (including a caseload reestimate); $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

As of May 24, 2011, non-recurring actions are estimated by DOB to total approximately $860 million in fiscal year 2012. The actions are expected to be derived from contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in fiscal year 2012, as assumed in the base budget projections).

The Enacted Budget Financial Plan limits the annual growth rates for major programs, including Medicaid and School Aid. The established growth rate for the Department of Health (“DOH”) Medicaid State Funds spending is limited by law to the ten-year average change in the medical component of the CPI. This is estimated at approximately 4 percent over the plan period. The growth rate for School Aid is limited to the rate of growth in New York State personal income.

The Enacted Budget includes two-year appropriations and changes to law for Medicaid and School Aid to help limit the growth in these programs to the target rates. In Medicaid, the budget grants State officials authority to make certain modifications to the Medicaid program to help maintain spending within the allowable limit. DOB anticipates that most potential modifications that are likely to be considered to constrain Medicaid spending will require the approval of the Federal government. Adherence to the limit is dependent on other factors, including the adoption of voluntary cost-saving measures by the health care industry. The new administrative authority granted to State officials to modify the Medicaid program expires after two years; however, as of May 24, 2011, the statutory Medicaid spending cap is not scheduled to expire. The Financial Plan projections for all fiscal years assume that Medicaid and School Aid will grow at the capped rates.

Projected Closing Balances

DOB estimates the State will end fiscal year 2012 with a General Fund balance of $1.7 billion. The closing balance in the Rainy Day Reserve reflects a planned deposit of $100 million in fiscal year 2012.

The closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through fiscal year 2011. The amount is calculated based on the pattern settlement for fiscal years 2007 through 2011 agreed to by the State’s largest unions for that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in fiscal year 2012, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

The Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor, is expected to disburse $85 million in fiscal year 2012, reflecting slower than anticipated spending and the repeal, as part of the fiscal year 2012 gap-closing plan, of $85 million in scheduled General Fund deposits for fiscal year 2012.

Annual Spending Growth

As of May 24, 2011, DOB estimates that State Operating Funds spending will total $86.9 billion in fiscal year 2012, an increase of $2.5 billion (2.9 percent) from fiscal year 2011 results. All Governmental Funds spending, which includes capital projects and Federal operating spending, is expected to total $131.7 billion, a decrease of $3.1 billion from the prior year. Consistent with recent experience, disbursements in fiscal year 2011 were well below budgeted levels in State Operating Funds and in All Governmental Funds. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds and capital projects funds have been adjusted downward in fiscal year 2012 and thereafter based on typical spending patterns and the observed variance between estimated and actual results over time.

The annual spending growth in State Operating Funds is affected by the annual increases in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by nearly $700 million in fiscal year 2012. Debt service on State-supported debt is projected to increase by $239 million (4.2 percent) in fiscal year 2012. This includes the payment in fiscal year 2011 of $154 million in debt service expenses that were not due until the first quarter of fiscal year 2012. Spending on fringe benefits and certain other fixed costs is projected to increase by $428 million (7.0 percent). Growth in fringe benefits is due to increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs, including State contributions to State University of New York’s (“SUNY”) optional retirement program, are expected to increase by $200 million (13.6 percent) in fiscal year 2012, even with the amortization (i.e., deferral with interest expense) of contributions in excess of 10.5 percent of payroll in fiscal year 2012. Without amortization, the State contribution to the State pension system in fiscal year 2012 would total approximately $2.1 billion, or $635 million above the amount in the Enacted Budget Financial Plan.3

[3]	The Financial Plan assumes that the State will amortize pension costs, consistent with the provisions of the authorizing legislation. The State amortized $249 million of its fiscal year 2011 pension bill of $1.5 billion and paid the balance on March 1, 2011. The amounts assumed to be amortized over the Financial Plan period are $635 million in fiscal year 2012, $878 million in fiscal year 2013, $1.1 billion in fiscal year 2014, and $1.2 billion in fiscal year 2015.

Fiscal Year 2012 Enacted Budget Gap-Closing Plan

As noted above, DOB estimates that the Enacted Budget gap-closing plan eliminates the General Fund budget gap of $10 billion in fiscal year 2012 and reduces the budget gaps to $2.4 billion in fiscal year 2013, $2.8 billion in fiscal year 2014, and $4.6 billion in fiscal year 2015.

The gap-closing plan authorizes actions to lower spending by approximately $8.5 billion in fiscal year 2012 compared to the current-services forecast. The Enacted Budget includes savings of $2.8 billion for School Aid and $2.7 billion for Medicaid; $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities. Significant actions reflected in the Enacted Budget Financial Plan are described below.

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Medicaid ($2.7 billion in savings and reestimates): The gap-closing plan includes a series of programmatic changes and cost-containment measures that are expected to generate savings in fiscal year 2012, and restrain growth in future years. These include programmatic reforms to Medicaid payments and program structures; the elimination of annual statutory inflation factors for hospitals, nursing homes and home and personal care providers ($185 million); a 2 percent across-the-board rate reduction or other industry-specific measures ($345 million); the acceleration of certain payments to take advantage of additional enhanced FMAP payments ($66 million); and an industry-led effort to generate additional savings ($640 million). DOB believes that the imposition of an overall cap on spending and administrative flexibility to implement alternative savings will help ensure the cap is not exceeded in fiscal year 2012. In addition, the plan recognizes the impact of slower caseload growth and changes in provider spending patterns ($475 million).

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Public Health/Aging ($52 million): Limits the Elderly Pharmaceutical Insurance Coverage (“EPIC”) only to enrollees affected by the Medicare Part D coverage gap; modifies the payment rates, eligibility standards, and operation of the Early Intervention program; eliminates reimbursement for optional services provided through the General Public Health Works Program (“GPHW”); and reduces certain public health and aging programs.

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School Aid ($2.8 billion on a State fiscal year basis): Reduces general School Aid, with low-wealth districts receiving proportionally smaller reductions, and extends the phase-in of Foundation Aid and universal pre-kindergarten at the fiscal year 2011 school year levels. Additional savings are expected to be realized in future years by limiting annual School Aid increases to the rate of growth in New York personal income.

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Lottery Aid ($147 million): Enhances the operation of the State’s lottery games and video lottery terminal facilities (including increased promotion of video lottery terminals and enhancements to Quick Draw and other lottery games) to increase lottery revenues for financing School Aid.

•	School Tax Relief (“STAR”) ($125 million): Caps growth in STAR exemption benefits per qualifying property at 2 percent annually.

•	Education ($98 million): Alters the reimbursement schedule for certain special education programs.

•	Human Services/Labor/Housing ($284 million):

In the area of the Office of Temporary and Disability Assistance (“OTDA”), delays by one year a 10 percent increase in the public assistance grant that was scheduled for July 1, 2011; eliminates State participation for New York City’s shelter supplement program; and reduces reimbursement to New York City for adult homeless shelter costs. In addition, the Enacted Budget maximizes Federal Temporary Assistance for Needy Families (“TANF”) funds to pay the full costs for TANF-eligible households on public assistance.

In the area of the Office of Children and Family Services (“OCFS”), reduces Child Welfare disbursements based on improved program performance data; decreases the State share of the Adoption Subsidy Program from 73.5 to 62 percent; increases the share of Committee on Special Education program costs paid by school districts to better align costs with program responsibility; restructures funding for local detention costs; and eliminates the 1.2 percent Human Services cost of living adjustment (“COLA”) scheduled for fiscal year 2012.

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Local Government Aid ($325 million): Continues the State’s current Aid and Incentives for Municipalities (“AIM”) policy that excludes payments for New York City, reduces AIM for other municipalities by 2 percent, and reduces other targeted aid provided to municipalities.

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Mental Hygiene ($328 million): Eliminates the planned 1.2 percent Human Services COLA; reforms and restructures Office for Mental Health (“OMH”), Office for People with Developmental Disabilities (“OPWDD”), and the Office for Alcoholism and Substance Abuse Services (“OASAS”) programs; enhances billing and auditing recovery; freezes community bed development and planned program expansion; maintains existing funding levels related to the implementation of the Rockefeller-era drug law reforms and other programs; and delays funding related to pending adult home litigation.

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Higher Education ($47 million): Reduces State support for SUNY and the City University of New York (“CUNY”) community colleges and reduces the Tuition Assistance Program (“TAP”) spending by continuing changes to eligibility standards and reducing certain grant awards. Savings are to be offset in part by renewal of funding for certain scholarship programs, and new funding to extend TAP awards for students attending certain institutions of higher education not supervised by the State Education Department (“SED”).

•	Member Item Deposit ($85 million): Repeals a planned deposit of $85 million to the fund that was authorized in the fiscal year 2010 Enacted Budget.

State Agency Redesign

Agency redesign savings are expected to be achieved through several means including, but not limited to, facility closures reflecting excess capacity conditions, operational efficiencies, and wage and benefit changes expected to be negotiated with the State’s employee unions. In total, the reductions are expected to provide an estimated $1.5 billion in savings compared to the current-services forecast (including $170 million from the Office of Court Administration). If the State is unsuccessful in negotiating wage and benefit changes, DOB expects that significant layoffs will be necessary to achieve the State agency savings contained in the Enacted Budget Financial Plan.

To achieve the overall savings target, the gap-closing plan includes year-to-year reductions to State agencies financed from the General Fund, and comparable reductions to the following: health care and mental hygiene institutions, City University Senior Colleges (for parity with SUNY), and the operations of the Department of Transportation and the Department of Motor Vehicles. State agency operations are financed from a number of different appropriations and funds. In some instances, only a portion of an agency’s operations were exempt from reduction (e.g., SUNY). Results for fiscal year 2011, subsequent revisions to estimated disbursements in fiscal year 2012, and the ongoing implementation of efficiencies will affect the size of the reductions among agencies. The Legislature, and activities financed with specific dedicated revenues such as tuition, are not included in the reductions.

Implementation of the savings in State agencies may be affected by, among other things, statutory or regulatory constraints, negotiations with State employee unions, and other factors. Accordingly, there can be no assurance that the actual savings will not differ materially and adversely from the Enacted Budget Financial Plan projections.

Revenue Enhancements

The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature authorized certain tax modernization initiatives that are scheduled to sunset on December 31, 2012.

Tax modernization initiatives are expected to increase the level of personal income tax returns filed electronically. Electronic filing improves data matching with existing Internal Revenue Service and other data sources, resulting in increased State revenue through denied refunds and more accurate final returns. In addition, the Tax Commissioner is provided discretion to require dedicated bank accounts for sales tax deposits and more frequent filing from sales tax filers who have a poor filing record.

The Enacted Budget Financial Plan also includes law changes that reduce the dormancy periods on thirteen items that, as of May 24, 2011, are to fall dormant at either five or six years, to three years. These dormancy periods reflect the length of time a vendor (e.g., a bank) can hold funds before the funds are deemed abandoned and turned over to the State. Dormancy periods are reduced for demand deposit accounts, lost property, savings accounts, time deposit accounts, and trust funds, among others. Persons are able to retrieve abandoned funds through the Office of the State Comptroller (“OSC”). In addition, the Enacted Budget Financial Plan assumes additional revenues based on a review of abandoned property resources.

Non-Recurring Resources

Non-recurring actions are estimated by DOB to total approximately $860 million in fiscal year 2012. The actions are expected to be derived from, among other things, contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in fiscal year 2012 as assumed in the base budget projections).

Other Resources

Additional resources identified during negotiations on the fiscal year 2012 budget that were offset in part by new costs and forecast new resources, which are based on a review of fiscal year 2011 results and other information, are estimated to total $380 million in fiscal year 2012. The resources include $387 million in higher projected tax receipts; $154 million in estimated lower debt service costs from the payment of certain expenses in March 2011; and $160 million related to grants for capital construction and repair of eligible health care facilities that are expected to be disbursed more slowly than originally anticipated, resulting in lower projected disbursements in fiscal year 2012, but increased spending in future years. New costs reflect changes in the timing of expected proceeds from the conversion of a non-profit health insurer to for-profit status and a reduction to the estimate of tax receipts in fiscal year 2012 related to tax enforcement efforts on Native American lands due to delays related to ongoing litigation.

Other Matters Affecting the Enacted Budget Financial Plan

The Enacted Budget Financial Plan forecasts are subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Enacted Budget Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Financial Plan.

The Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: international events in Japan, the Middle East, and elsewhere on consumer confidence, oil supplies and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning the structure of financial sector bonuses, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and household deleveraging on consumer spending and State tax collections.

The Enacted Budget Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid reflected in the Enacted Budget Financial Plan; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail in the Enacted Budget Financial Plan. The projections and assumptions contained in the Enacted Budget Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the projected outyear budget gaps will not increase materially from the levels projected as of May 24, 2011. If this were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The Enacted Budget Financial Plan anticipates the use of certain statutory tools to implement the Medicaid cost controls assumed in the gap-closing plan. However, there can be no assurance that these controls will be sufficient to achieve the level of gap-closing savings anticipated in fiscal year 2012 or limit the rate of annual growth in DOH State Funds Medicaid spending to the projected level, which, as of May 24, 2011, is estimated at approximately 4 percent annually over the plan period. Every 1 percent variance in the annual growth rate would change spending by approximately $150 million. In addition, savings in fiscal year 2012 and in future years are dependent upon timely Federal approvals, appropriate amendments to existing systems and processes, and a collaborative working relationship with health care industry stakeholders.

The Enacted Budget Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Enacted Budget Financial Plan, including payments pursuant to the Tribal State Compact; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of May 24, 2011. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Enacted Budget Financial Plan in the 2012 fiscal year or future years.

Cash-Flow Projections

The General Fund is authorized to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds, as well as relatively small amounts of other money belonging to the State.

The General Fund used this authorization to meet certain payment obligations in May, June, September, November, and December 2010, and April 2011. The General Fund is likely to rely on this borrowing authority at times during fiscal year 2012.

The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

DOB has indicated that will continue to monitor and manage the State’s cash position closely during the fiscal year in an effort to maintain adequate operating balances.

Pension Expenditures

In March 2011, the State made a pension payment of $1.078 billion for fiscal year 2011, and amortized $216 million. In addition, the State’s Office of Court Administration (“OCA”) made its pension payment of $179 million, and amortized $33 million. The $249 million in total deferred payments is to be repaid with interest over the next ten years, beginning in fiscal year 2012. The Enacted Budget Financial Plan assumes that the State and OCA will amortize pension costs, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 5 percent over a 10-year period, beginning in the fiscal year following each deferred payment.

Other Post-Employment Benefits (“OPEB”)

As reported in the State’s Basic Financial Statements for fiscal year 2010, an actuarial valuation of OPEB liabilities was performed as of April 1, 2008, with results projected to April 1, 2009 for the fiscal year ended March 31, 2010. The valuation calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2010 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY). This was determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The net OPEB liability for fiscal year 2010 totaled $3.3 billion ($2.7 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.1 billion ($1.7 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2010. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under Governmental Accounting Standards Board Statement 45 reduced the State’s then positive net asset condition at the end of fiscal year 2010 by $2.1 billion.

The State’s actuarial consultant has provided an updated calculation of the annual required contribution and annual OPEB costs. The updated calculation shows the present value of the actuarially accrued total liability for benefits at $60.2 billion ($50.1 billion for the State and $10.1 billion for SUNY). DOB has indicated that the updated calculation will ultimately be reflected in the financial statements for the State and SUNY for fiscal year 2011. In future updates to this calculation, DOB expects the estimate of OPEB costs to increase substantially. The causes of this anticipated increase include: higher assumed increases in the cost of health care, implementation of the Federal Patient Protection and Affordable Care Act, and decreased interest rates.

There is no provision in the Enacted Budget Financial Plan to pre-fund the OPEB liability. DOB has indicated that the State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service, and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees, and other outside parties. However, it is not expected that the State will alter its planned funding practices, in light of existing fiscal circumstances.

Debt Reform Act Limit

The Debt Reform Act of 2000 (the “Debt Reform Act”) limits outstanding State-supported debt to no greater than 4 percent of New York State personal income, and debt service on State-supported debt to no greater than 5 percent of All Governmental Funds receipts. The limits apply to all State-supported debt issued on or after

April 1, 2000. The State estimates that $32.8 billion of State-supported debt outstanding was subject to the limit as of March 31, 2011, which is equal to approximately 3.5 percent of personal income. Debt service subject to the limit is expected to be approximately $3.1 billion, equal to 2.4 percent of All Governmental Funds receipts.

Based on the May 2011 updated forecast, debt outstanding and debt service costs over the Financial Plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $5.0 billion in fiscal year 2011 to approximately $1.1 billion in fiscal year 2013 and fiscal year 2014. The estimates do not include the potential impact of new capital spending that may be authorized in future budgets, or efforts to curtail existing bonded programs. The debt reform projections are sensitive to changes in State personal income levels. Measures to adjust capital spending and debt financing practices are expected to continue to be needed for the State to stay in compliance with the statutory limit on debt outstanding.

SUNY Acquisition of Long Island College Hospital (“LICH”) and Assumption of Debt. SUNY was expected to take possession of LICH, a 500-licensed-bed facility located in Brooklyn, New York by May 29, 2011. The operations of LICH are expected to be merged into those of SUNY’s Downstate Medical Center. As part of the transaction, which has been approved by the State Comptroller, DOB, and the Attorney General, SUNY is to assume outstanding LICH debt of $152 million. Annual debt service on this debt is expected to total approximately $17 million. Based on the structure of the transaction, once the debt is assumed by the State it will be classified as State-supported debt and subject to the State’s statutory debt limits.

Bond Market

Implementation of the Enacted Budget Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of general obligation or other State-supported bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State, and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such litigation may not meet the materiality threshold (or a determination of materiality is not possible to make at this time) to warrant individual description in the Litigation section below but, in the aggregate, could still adversely affect the State’s Enacted Budget Financial Plan.

Federal Funding

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. The Enacted Budget Financial Plan assumes relatively stable levels of Federal aid over the forecast period. Changes in Federal funding levels could have a materially adverse impact on the Enacted Budget Financial Plan.

The Enacted Budget Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. The Federal Centers for Medicare and Medicaid Services (“CMS”) has engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. Although no official audit has commenced and the rates paid for these services are established in full accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the State Medicaid program. As of May 24, 2011, the State had begun the process of seeking CMS approval to proceed with the development of a new demonstration waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities. In addition, the Enacted Budget Financial Plan assumes a Medicaid rate increase in fiscal year 2012 to cover the cost of continuing to provide services to individuals residing in State Development Centers. This increase is primarily attributable to a volume adjustment related to the State’s ongoing efforts to move individuals with developmental disabilities into more individualized community-based residential settings. An adverse decision regarding this rate increase would jeopardize approximately $150 million in Federal Financial Participation currently assumed in the Enacted Budget Financial Plan.

Health Insurance Company Conversions

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State must use the proceeds from a health care company conversion for health-care-related expenses included in the Health Care Reform Act (“HCRA”) account. For planning purposes, the Enacted Budget Financial Plan assumes no proceeds from a health care conversion in fiscal year 2012, but counts on proceeds of approximately $250 million annually in future years of the plan, which would be deposited into HCRA. If a conversion does not occur on the timetable or at the levels assumed in the Enacted Budget Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA disbursements.

Labor Settlements

The Enacted Budget Financial Plan for fiscal year 2012 includes a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts for fiscal year 2008 through fiscal year 2011. The pattern is based on the terms agreed to by the State’s largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Enacted Budget Financial Plan. An additional risk is the potential cost of salary increases for judges which could occur in fiscal year 2013 and beyond as a result of the actions of a statutorily authorized judicial compensation commission. As of May 24, 2011, the Enacted Budget Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire or for salary increases for judges.

FINANCIAL PLAN PROJECTIONS

The State’s updated multi-year Financial Plan projections for receipts and disbursements cover the period for fiscal years 2012 through 2015, with an emphasis on the fiscal year 2012 projections. In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish the further removed such estimates and projections are from May 24, 2011. Accordingly, in terms of the outyear projections, fiscal year 2013 is the most relevant from a planning perspective.

DOB estimates that the Enacted Budget provides for a balanced General Fund Financial Plan in fiscal year 2012 and leaves projected gaps that total approximately $2.4 billion in fiscal year 2013, $2.8 billion in fiscal year 2014, and $4.6 billion in fiscal year 2015. The net operating shortfalls in State Operating Funds are projected at $1.8 billion in fiscal year 2013, $2.1 billion in fiscal year 2014, and $3.8 billion in fiscal year 2015.

The imbalances projected for the General Fund and State Operating Funds in future years are similar because the General Fund is the financing source of last resort for many State programs. Imbalances in other funds are typically financed by the General Fund.

Receipts

Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

Tax receipts are expected to grow at an average annual rate of approximately 4.2 percent over the multi-year Financial Plan. The tax forecast reflects the sunset of the personal income tax surcharge after tax year 2011, and an expected continuation of modest economic growth in the New York State economy.

Overview of the Receipts Forecast

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During the first calendar quarter of 2011, New York’s recovery continued to gather momentum, with employment and wages registering their fourth and fifth consecutive quarters of growth, respectively. As a result of this growth and accompanying changes in consumer spending and corporate profits, receipts are expected to grow for the second consecutive year in fiscal year 2012.

•	After declining 12.3 percent in fiscal year 2010, base receipts adjusted for tax law changes grew by 2.1 percent in fiscal year 2011 and are expected to increase by 7.5 percent in fiscal year 2012.

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Corporate profits are expected to record a second consecutive year of growth in calendar year 2011, albeit at a reduced rate compared to 2010. This is expected to translate into continued growth in business tax receipts in fiscal year 2012.

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As of May 24, 2011, both the personal income tax settlement for tax year 2010 and first quarter 2011 financial sector bonus payments surpassed expectations (compared to the State’s last public Financial Plan) and provide the basis for 2011 personal income tax liability growth of 7.2 percent. A portion of the personal income tax settlement appears related to the impact of capital gains realized during late 2010 in anticipation of the end of preferential Federal tax rates. This is likely a one-time benefit to revenue results. These lower rates were ultimately extended, but not until December 7, 2010.

•	After a decline of 1.6 percent in fiscal year 2010, consumer spending on taxable goods and services rose 7.5 percent in fiscal year 2011 and is estimated to rise 5.4 percent in fiscal year 2012.

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The volatility in oil prices due to the situation in some oil-exporting countries presents a downside risk to the receipts forecast. The uncertainty surrounding fuel prices over the near-term horizon could result in slower receipts growth than anticipated.

•	While receipts growth has improved, as of May 24, 2011, results to date reflect growth compared to the weak receipts base of the past three fiscal years.

Base growth in tax receipts of 7.5 percent is estimated for fiscal year 2012, after adjusting for law changes, and is projected to be 7.2 percent in fiscal year 2013. These projected increases in overall base growth in tax receipts are dependent on many factors, including: continued growth in a broad range of economic activities; improving profitability and compensation gains, particularly among financial services companies; recovery in the overall real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains.

Personal Income Tax

Personal income tax receipts for fiscal year 2012 are projected to be $39.1 billion, an increase of $2.9 billion, or 7.9 percent above fiscal year 2011. This increase reflects stronger growth in extension payments for tax year 2010 ($1.2 billion), stronger growth in estimated payments for tax year 2011 ($944 million) and higher fiscal year 2011 refunds caused by the deferral of $500 million of planned fiscal year 2010 refunds into fiscal year 2011. Withholding, the largest component of personal income tax is also projected to be 1.8 percent

($562 million) higher than fiscal year 2011, reflecting a combination of moderate underlying wage growth of 4.0 percent and the expiration of the temporary rate increase at the end of December 2011.

User Taxes and Fees

User taxes and fees receipts for fiscal year 2012 are estimated to be $14.7 billion, an increase of $467 million or 3.3 percent from fiscal year 2011. Sales tax receipts are expected to increase by $377 million due to base growth of 5.4 percent ($543 million) and incremental law changes ($43 million). This increase is offset in part by the sunset of a provision that temporarily eliminated the exemption on the per-item price of clothing ($120 million) and other adjustments ($89 million). The exemption on clothing is slated to be $55 in fiscal year 2012, increasing to $110 in fiscal year 2013. Non-sales tax user taxes and fees are estimated to increase by $90 million from fiscal year 2011, mainly due to the full implementation of the cigarette and tobacco tax rate increases as well as assumed part-year enforcement of provisions enacted in fiscal year 2011. Highway use tax receipts are estimated to increase by $15 million due to additional enforcement efforts, including carrier decal requirements. User taxes and fees receipts for fiscal year 2013 are projected to be $15.1 billion, an increase of $457 million, or 3.1 percent from fiscal year 2012. This increase largely reflects an increase in sales tax receipts ($357 million) and cigarette tax collections ($86 million).

General Fund user taxes and fees receipts are expected to total $9.1 billion in fiscal year 2012, an increase of $310 million or 3.5 percent from fiscal year 2011. The increase largely reflects an increase in sales tax receipts ($295 million) and cigarette and tobacco tax collections ($12 million).

Business Taxes

Business tax receipts for fiscal year 2012 are estimated at $8.2 billion, an increase of $895 million, or 12.3 percent from the prior year. The estimates reflect base growth across all taxes from an improving economy as well as an incremental increase of $323 million from the deferral of certain tax credits that was part of the fiscal year 2011 Enacted Budget. Adjusted for this deferral, growth is 7.8 percent.

The annual increase in the corporate franchise tax of $617 million is attributable to the incremental increase of $323 million from the tax credit deferral as well as continued growth in corporate profits. Corporate profits are expected to grow 7.0 percent in calendar year 2011. Higher audit receipts and lower refunds also contribute to growth in fiscal year 2012. Corporate franchise tax growth adjusted for the credit deferral is 10.3 percent for fiscal year 2012. Both the corporation and utilities tax and the insurance tax are expected to return to trend growth in fiscal year 2012 after declines of 14.7 percent and 9.4 percent, respectively, in fiscal year 2011. The economic downturn and several unusual items in the corporation and utilities tax in fiscal year 2011 (e.g., a Tax Tribunal decision that resulted in a fiscal year 2011 refund of $37 million) contributed to the year-over-year decline in these two taxes. The bank tax is estimated to grow 11.8 percent in fiscal year 2012, consistent with the expected improvement in economic conditions and the credit markets.

Business tax receipts for fiscal year 2013 of $8.7 billion are projected to increase $504 million, or 6.2 percent over the prior year reflecting growth across all business taxes.

General Fund business tax receipts for fiscal year 2012 of $6.1 billion are estimated to increase by $823 million, or 15.6 percent above fiscal year 2011 results. Business tax receipts deposited to the General Fund reflect the All Funds trends, and policy changes discussed above. General Fund business tax receipts for fiscal year 2013 of $6.5 billion are projected to increase $355 million, or 5.8 percent from the prior year.

Other Taxes

Other tax receipts for fiscal year 2012 are estimated to be $1.7 billion, a decrease of $167 million or 9.2 percent from fiscal year 2011. This reflects a decline of $203 million (16.7 percent) in estate tax receipts and $3 million (17.6 percent) in the pari-mutuel tax as a result of atypically large estate payments in fiscal year 2011 and the closure of NYC Off Track Betting in December 2010, respectively. This decline is partially offset by growth of $40 million (6.9 percent) in the real estate transfer tax as a result of strong commercial activity and improving vacancy rates in New York City. Other tax receipts for fiscal year 2013 are projected to be nearly $1.8 billion, an increase of $125 million or 7.6 percent from fiscal year 2012. This reflects modest growth in the real estate transfer tax and estate tax receipts.

Other tax receipts in the General Fund are expected to be $1.0 billion in fiscal year 2012, a decrease of $207 million or 16.7 percent from fiscal year 2011. This reflects the declines in the estate tax and pari-mutuel taxes noted above. In fiscal year 2013, other tax receipts in the General Fund are expected to total approximately $1.1 billion. This reflects an increase of $55 million in estate tax receipts due to a forecast increase in household net worth.

Miscellaneous Receipts and Federal Grants

Miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $23.4 billion in fiscal year 2012, an increase of $260 million from fiscal year 2011, largely driven by growth in SUNY Income Fund revenues ($375 million), which included the anticipated acquisition of LICH and the incorporation of its financial activities within SUNY, partially offset by the decline or non-recurrence in other sources of miscellaneous receipts.

All Funds miscellaneous receipts are projected to increase by $395 million in fiscal year 2013 driven by increases in HCRA resources ($544 million), SUNY Income Fund revenues ($238 million) and lottery receipts ($169 million), partially offset by a projected decline in programs financed with authority bond proceeds, including economic development and health projects ($331 million).

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans for Federal reimbursement to be received in the State fiscal year in which spending occurs. All Funds Federal grants are projected to total $43.3 billion in fiscal year 2012, a decline of $6.0 billion from fiscal year 2011, reflecting the phase-out of extraordinary Federal stimulus aid, including enhanced FMAP. The expiration of Federal ARRA aid is the primary contributor to the All Funds Federal grant decline of $3.6 billion in fiscal year 2013.

General Fund miscellaneous receipts and Federal grants collections are estimated to be nearly $3.2 billion in fiscal year 2012, on par with fiscal year 2011 results.

As of May 24, 2011, General Fund miscellaneous receipts for fiscal year 2013 are projected to decline by $181 million from the current year, and primarily reflect the loss of certain one-time sweeps and payments expected in fiscal year 2012.

Disbursements

General Fund disbursements in fiscal year 2012 are estimated to total $56.9 billion, an increase of $1.6 billion (2.8 percent) over preliminary fiscal year 2011 results. State Operating Funds disbursements for fiscal year 2012 are estimated to total $86.9 billion, an increase of $2.5 billion (2.9 percent) over preliminary fiscal year 2011 results.

The multi-year disbursement projections take into account agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Over the multi-year Financial Plan, spending is expected to increase by an average annual rate of 4.3 percent in the General Fund and 3.7 percent in State Operating Funds. The projections reflect spending at the target growth rates for Medicaid and School Aid, and include a preliminary estimate of the effect of national health care reform on State health care costs. The growth in spending projections reflected an expected return to a lower Federal matching rate for Medicaid expenditures after June 30, 2011, which would increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education.

Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service are significant drivers of spending growth over the Plan period.

Local Assistance Grants

Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $57.8 billion in fiscal year 2012 and accounts for over 65 percent of total State Operating Funds spending. Education and health care spending account for three-quarters of local assistance spending.

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in 676 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses. This funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July-1 June 30)

The fiscal year 2012 Enacted Budget provides $19.6 billion in School Aid for the fiscal year 2012 school year, which results in an annual State aid reduction of nearly $1.3 billion, or 6.1 percent. Total school spending is primarily financed through a combination of State and local funding and thus, the reduction in State aid represents 2.4 percent of total general fund operating expenditures projected to be made by school districts statewide in the fiscal year 2011 school year. Without consideration of Federal Education Jobs Fund allocations made available to school districts in fiscal year 2011, the year-to-year reduction in School Aid is $675 million or 3.3 percent. This amount represents 1.3 percent of total expenditures by school districts.

The Enacted Budget also includes a two-year appropriation and makes statutory changes to limit future School Aid increases to the rate of growth in New York state personal income. This allowable growth includes spending for new competitive grant programs to reward school districts that demonstrate significant student performance improvements or that undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (e.g., Building Aid, Transportation Aid) under existing statutory provisions. Any remaining amount of allowable growth can be allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, increases in Foundation Aid or restoration of the Gap Elimination Adjustment.

Under this growth cap, School Aid is projected to increase by an additional $805 million in fiscal year 2013, and $940 million in fiscal year 2014. School Aid is projected to reach an annual total of $22.2 billion in fiscal year 2015.

State Fiscal Year

The State finances School Aid from General Fund revenues and from Lottery Fund receipts, including video lottery terminals, which are accounted for and disbursed from a dedicated revenue account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid is projected to total $19.7 billion in fiscal year 2012. In future years, receipts available to finance School Aid from lottery sales are expected to increase nominally. Increasing receipts from video lottery terminals in fiscal year 2013 and fiscal year 2014 reflect the anticipated opening of a video lottery terminal facility at Aqueduct Racetrack by October 2011. In addition to State aid, school districts receive billions of dollars in Federal categorical aid.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers. The three components of STAR and their approximate shares in fiscal year 2012 are: the basic school property tax exemption for homeowners with income under $500,000 (59 percent), the enhanced school property tax exemption for senior citizen homeowners with income under $79,050 (24 percent), and a flat refundable credit and rate reduction for New York City resident personal income taxpayers (17 percent).

The STAR program exempts the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens receive a $60,100 exemption. Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues.

The Enacted Budget Financial Plan limits the overall annual increase in a qualifying homeowner’s STAR exemption benefit to 2 percent. The multi-year Financial Plan also reflects annual savings from the implementation of an income limitation on STAR benefits, which excludes all homeowners who earn more than $500,000 a year from receiving the STAR property tax exemption, and reduces the benefit for New York City resident personal income taxpayers with annual income over $500,000.

Other Education Aid

In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

Major programs under the Office of Pre-Kindergarten through Grade 12 Education address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, non-public school aid, and various special education programs. In special education, New York provides a full spectrum of services to over 400,000 students from ages 3 to 21. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 48 professions.

Spending for special education is expected to increase as program costs and enrollment rise. Other education spending is affected by the phase-out of Federal ARRA Stabilization Funds. DOB has indicated that in fiscal year

2012, school districts will finance the costs associated with schools for the blind and deaf in the first instance and will be partially reimbursed by the State in the first quarter of the fiscal year 2013 State fiscal year, which drives a significant annual increase in fiscal year 2013 spending.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY and the Higher Education Services Corporation (“HESC”). The State provides assistance for CUNY’s senior college operations, and works in conjunction with the City of New York to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses.

The State also provides a sizeable benefit to SUNY and CUNY through the debt service it pays on bond-financed capital projects at the universities. This is not reflected in the annual spending totals for the universities. State debt service payments for higher education are expected to total over $1 billion in fiscal year 2012.

HESC administers the Tuition Assistance Program (“TAP”) program that provides awards to income-eligible students, and the New York Higher Education Loan Program. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.

Growth in spending for higher education over the plan period largely reflects aid to New York City for reimbursement of CUNY senior college operating expenses associated with the rising contribution rates for fringe benefits. Spending growth for tuition assistance reflects the impact of upward trends in student enrollment at institutions of higher education.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts. The Medicaid program finances inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, family health plus (“FHP”), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The State share of Medicaid spending is budgeted and expended principally through DOH, but State share Medicaid spending also appears in the mental hygiene agencies, child welfare programs, and School Aid.

In addition, health care-related spending appears in State Operations and General State Charges (“GSCs”) for purposes such as health insurance premiums for State employees and retirees, services delivered to inmates, and services provided in State-operated facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments

(including New York City). New York’s Medicaid spending is projected to total approximately $52.6 billion in fiscal year 2012, including the local contribution.4

The Financial Plan projections assume that spending growth is limited to 4 percent annually for DOH State Medicaid spending beginning annually in State fiscal year 2013. This reflects the target growth rate for Medicaid proposed in the Enacted Budget, which is the ten-year average change in the medical component of the CPI. Statutory changes adopted with the budget grant the Executive certain statutory powers to hold Medicaid spending to this rate. This statutory authority expires after two years; however, the cap remains in place and the Financial Plan assumes that statutory authority will be extended in subsequent years.

DOH Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services (particularly in managed care), and higher levels of utilization, as well as the expiration of enhanced levels of Federal aid.5 The number of Medicaid recipients, including FHP, is expected to exceed 6.0 million at the end of fiscal year 2015, an increase of 24.4 percent from the fiscal year 2011 caseload of 4.8 million. The expiration of the enhanced FMAP is expected to result in an increase of State-share spending of over $600 million from fiscal year 2012 to fiscal year 2013, primarily due to the reconciliation of costs between the State and counties related to the Medicaid cap.

The State share of DOH Medicaid spending is funded from the General Fund, HCRA, provider assessment revenue, and indigent care revenue.

Public Health/Aging Programs

Public Health includes the EPIC Program that provides prescription drug insurance to low-income seniors, the child health plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the GPHW program that reimburses local health departments for the cost of providing certain public health services, the Early Intervention (“EI”) Program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays, and other HCRA and State-supported programs.

The New York State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services, including, but not limited to, in-home services and nutrition assistance, which are provided through a network of county Area Aging Agencies and local providers.

Many public health programs, such as the EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

[4]

The local contribution to the Medicaid program is not included in the State’s Financial Plan. Since January 2006, the State has paid the entire non-Federal share of the FHP program and any annual Medicaid increases above a fixed level for counties. In accordance with these statutory indexing provisions, local fiscal year 2011 Medicaid payments by local governments are to be held to approximately 3.0 percent over local fiscal year 2010 levels. County and New York City savings from these two local fiscal relief initiatives are expected to total approximately $2.4 billion during State fiscal year 2012, an annual increase in local savings of $547 million over State fiscal year 2011 levels.

[5]	In August 2010, the U.S. Congress approved a six-month extension of the enhanced FMAP benefit through June 30, 2011. Under enhanced FMAP (which, as of May 24, 2011, covered the period from October 2008 through June 30, 2011), the base Federal match rate was to increase from 50 percent to approximately 57 percent during the period April through June 2011, resulting in a concomitant decrease in the State and local share.

Year-to-year growth in the GPHW program reflects lower spending in fiscal year 2011 due to delays in planned payments instituted by the DOH that are not expected to continue. A projected increase in enrollment in the CHP program and inflationary costs are expected to drive growth in the outyears of the plan. Growth in the GPHW and CHP programs is partly offset by a decline in spending for the EI program, which primarily reflects the impact of savings actions implemented in prior year enacted budgets.

EPIC spending is projected to decline through fiscal year 2013, resulting from budgetary actions to provide EPIC coverage to Medicare Part D enrollees only when they are in the coverage gap. After fiscal year 2013, spending is projected to increase slightly as a reflection of the rising costs of prescription medication.

HCRA

HCRA was established in 1996 to help finance a portion of State health care activities in various areas of the budget: Medicaid, Public Health, SOFA, and the Insurance Department. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) capital program. The fiscal year 2012 Enacted Budget extends the HCRA authorization three years to March 31, 2014.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, a portion of cigarette tax revenues, and other revenues dedicated by statute, as well as potential future proceeds from insurance company conversions.

HCRA spending partially finances Medicaid, EPIC, CHP, FHP, and Indigent Care payments, which provide funds to hospitals that serve a disproportionate share of individuals without health insurance; as well as funds Workforce Recruitment and Retention grants and rate adjustments to health facilities; physician excess medical malpractice; and HEAL NY funds for capital improvement to health care facilities.

HCRA is expected to remain in balance over the multi-year projection period. Given the close relationship between the General Fund and HCRA, any balances in HCRA are typically eliminated by adjusting the level of Medicaid expenditures that HCRA finances. This reduces costs that otherwise would have been paid for by the General Fund. Conversely, any shortfall in HCRA is expected to be financed by the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of four independent agencies, OMH, OPWDD, OASAS, and the Developmental Disabilities Planning Council as well as one oversight agency, the Commission on Quality Care and Advocacy for Persons with Disabilities. Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities, and their families; and persons with chemical dependence. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The cost of providing services and agency operations is funded by reimbursement from Medicaid, Medicare, third-party insurance, and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, with the remaining revenue deposited to the Patient Income Account, which supports State costs of providing services.

Local assistance spending in mental hygiene accounts for approximately half of total mental hygiene State spending and is projected to grow by an average rate of 5.2 percent over the plan. This growth is attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems, including: increases primarily associated with the OPWDD New York State—Creating Alternatives in Residential Environments and Services (NYS-CARES) program; the New York/New York III

Supportive Housing agreement and community beds that, as of May 24, 2011, are under development in the OMH pipeline, as well as funds for additional supported housing beds and associated support services for individuals leaving certain New York city adult homes, pursuant to a Federal district court order; and several chemical dependence treatment and prevention initiatives in OASAS.

Social Services

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

The State share of OTDA spending is expected to grow primarily due to the loss of Federal TANF Contingency Funds, resulting in costs reverting back to State funding. The average public assistance caseload is projected to total 531,723 recipients in fiscal year 2012, a decrease of 1.4 percent from fiscal year 2011 levels. Approximately 252,353 families are expected to receive benefits through the Family Assistance program, a decrease of 1.3 percent from the 2011 fiscal year. In the Safety Net program, an average of 116,313 families are expected to be helped in fiscal year 2012, a decrease of 2.1 percent. The caseload for single adults/childless couples supported through the Safety Net program is projected at 163,057, a decrease of 1.1 percent. Despite the decreases in projected caseload, the State share of public assistance benefits increases in fiscal year 2012 due to the loss of Federal funding described above.

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local departments of social services and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities.

OCFS spending is projected to increase, driven primarily by expected growth in claims-based programs. Growth in Child Welfare Services and Adult Protective/Domestic Violence reflects anticipated growth in local claims and flat Federal funding. Growth in Foster Care Block Grant is attributable to the Human Services cost-of-living adjustment. Projected growth in Medicaid from fiscal year 2011 to fiscal year 2012 is primarily attributable to the annualization of costs related to the Bridges to Health Medicaid Waiver program.

Transportation

In fiscal year 2012, the State is slated to provide $4.2 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the Metropolitan Transportation Authority (“MTA”) receives the majority of the statewide mass transit operating aid. Additionally, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District. The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit system. Spending from this fund is projected to grow modestly in fiscal year 2013 and later years, commensurate with the forecasted growth in receipts.

Local Government Assistance

Direct aid to local governments primarily includes the AIM program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams. Along with AIM, the State provides incentive grants to local governments to promote local efforts to increase efficiency and performance through consolidation or shared services. Other direct aid to local governments includes video lottery terminal impact aid, Small Government Assistance and Miscellaneous Financial Assistance.

Agency Operations

Agency operating costs includes personal service, non-personal service costs and GSCs. Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology, and professional business services), supplies and materials, equipment, telephone service and employee travel. GSCs account for the costs of fringe benefits (e.g., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation, which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions, which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correction officers, safety and security officers).

Growth in State Operations spending over the multi-year Financial Plan is concentrated in agencies that operate large facilities, such as the State University, the Mental Hygiene agencies, Corrections and Community Supervision, and Children and Family Services. The main causes of growth include inflationary increases in operating costs expected for food, medical care and prescription drugs, and energy costs in State facilities.

Agency redesign savings over the Plan period are expected to be achieved through several means including, but not limited to, facility closures reflecting excess capacity conditions, operational efficiencies, and wage and benefit changes negotiated with the State’s employee unions. If the State is unsuccessful in negotiating changes, DOB expects that significant layoffs would be necessary to achieve the State agency savings expected in the Financial Plan.

The Spending and Government Efficiency (“SAGE”) Commission is charged with making recommendations to reduce the number of State agencies, authorities, and commissions by 20 percent over the next four years. As of May 24, 2011, the Financial Plan does not include specific savings from the SAGE Commission, but the Commission is expected to aid in achieving the aggressive savings targets for State agencies.

General State Charges

Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies, including the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include certain fixed costs such as State taxes paid to local governments for certain State-owned lands and payments related to lawsuits against the State and its public officers.

GSCs are projected to grow at an average annual rate of 7 percent over the plan period. The growth is mainly due to anticipated cost increases in pensions and health insurance for active and retired State employees. The projections assume the amortization of pension costs.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority, subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Total debt service is projected at $5.9 billion in fiscal year 2012, of which $1.4 billion is paid from the General Fund through transfers and $4.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including, but not limited to, personal income tax bonds, Dedicated Highway and Bridge Trust Fund bonds, and mental health facilities bonds.

Enacted budget projections for debt service spending have been revised to reflect the pre-payment of $154 million of SUNY debt service in March 2011. Otherwise, fiscal year 2012 debt service estimates are relatively unchanged, with minor revisions for Dedicated Highway, general obligation, and personal income tax bonding programs.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2009-2011

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

The economic downturn has had a severe impact on State finances. Actual receipts have been slow to recover, while fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. In fiscal year 2009 and fiscal year 2010, the State was required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during the fiscal year to provide liquidity, the State managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

The level of General Fund spending in recent years has been affected by the receipt of Federal ARRA funding, which has substantially reduced the costs of Medicaid and School Aid in the General Fund.

Fiscal Year 2011

Preliminary Year-End Results

The State ended fiscal year 2011 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. The General Fund ended fiscal year 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than in fiscal year 2010. This reflected the planned use of a fund balance to pay for expenses deferred from fiscal year 2010 into fiscal year 2011.

General Fund Annual Change

General Fund receipts, including transfers from other funds, totaled $54.4 billion in fiscal year 2011. Total receipts during fiscal year 2011 were $1.9 billion (3.6 percent) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2 percent from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. This was primarily due to the following fiscal year 2010 collections that were not received, or received in lower amounts, in fiscal year 2011: temporary utility surcharge (18-A assessment) ($429 million); the Power Authority resources ($158 million); Energy Research and Development Authority (“ERDA”) resources ($90 million); and fine collections ($101 million). An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion in fiscal year 2011. Disbursements in fiscal year 2011 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly (that is, reducing fiscal year 2011 results by $2.06 billion and increasing fiscal year 2010 results by an equal amount), spending would have been approximately $950 million below fiscal year 2010 levels.

Local assistance spending, adjusted for the School Aid deferral, declined by approximately $1.1 billion compared to fiscal year 2010. This reflected lower levels of general School Aid spending enacted in the fiscal year 2011 Budget; the delay of a $300 million CUNY Senior College payment from fiscal year 2009 to June of fiscal year 2010, which increased fiscal year 2010 spending relative to fiscal year 2011; the elimination, as part of the fiscal year 2011 gap-closing plan of approximately $300 million in annual AIM funding for New York City that would have been paid by December 2010; and additional Federal funding for public assistance benefit costs and State and local child welfare shares in fiscal year 2011, which reduced General Fund spending. These declines were partly offset by higher Medicaid spending due to rising costs of providing Medicaid services and reductions in the amount of available offsets from HCRA related to Indigent Care.

The annual change in personal service spending is mainly due to the payment of $270 million in retroactive salary settlements for employees represented by NYSCOPBA, the Police Benevolent Association and the New York State Police Investigators Association in fiscal year 2010 and reductions across nearly all agencies. Non-personal service spending was lower by $155 million (7.8 percent) compared to the prior year, mainly reflecting the impact of spending controls.

Growth in GSCs spending was attributable to the increase in State contributions to the pension system and increased health insurance costs. Pension costs increased by $315 million in fiscal year 2011, after the amortization of $249 million in costs. Health insurance costs increased by $374 million. Transfers increased mainly for capital projects and the State share of Medicaid costs related to mental hygiene programs.

Fiscal Year 2011 Results Compared to the Fiscal Year 2011 Enacted Budget

The most significant spending variances from the fiscal year 2011 Enacted Budget include:

•

Medicaid (including administration): General Fund overspending was driven primarily by higher than projected spending on Medicaid services, including managed care and prescription drug costs. These costs were associated with rising Medicaid and FHP caseload. Higher than projected spending on Medicaid services increased the total spending in Federal Funds as well.

•

Public Health: The General Fund variance was primarily driven by lower-than-projected spending in GPHW ($91 million) and other local programs ($77 million), partially offset by higher-than-projected spending in the EI program ($28 million). Underspending in other State funds was primarily driven by the New York Federal-State Health Reform Partnership ($156 million), EPIC ($38 million), and other HCRA programs ($32 million). Overspending in Federal Funds was driven primarily by higher-than-projected spending in the CHP program. The variance in the Capital Funds is primarily driven by lower-than-expected capital expenditures for the HEAL NY health-related capital program.

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School Aid: Lower spending in the General Fund ($204 million) was primarily due to the FMAP Contingency reduction of 1.1 percent ($131 million) and a technical adjustment to realign the General Fund and other State-supported disbursements with available appropriation authority, which decreased General Fund spending and increased other State support from the Lottery Fund by a corresponding amount ($50 million). Increased spending in Federal Operating Funds reflects additional funding granted to the State from the Federal Education Jobs Fund to offset education aid reductions and create or restore teaching positions, as well as an increase in Federal ARRA fund reimbursements as the submission of claims by school districts accelerated during fiscal year 2011 ($363 million).

•

All Other Education Aid: Lower General Fund spending ($40 million) primarily reflects the FMAP Contingency reduction of 1.1 percent ($9 million) and timing delays in planned disbursements for certain local assistance programs ($30 million), including the Higher Education Opportunity Program, the Liberty Partnerships Program, and the Extended Day and School Violence Prevention Program. Reduced spending in the Federal Operating Funds is due to changes to the assumed timing of payments from Federal ARRA and the Federal Race to the Top Program ($230 million). Lower spending in rehabilitation projects at various SED facilities resulted in reduced capital spending ($40 million).

•

STAR: The variance was due to the FMAP Contingency reduction of 1.1 percent ($30 million) as well as lower-than-expected payments for basic and enhanced school property tax exemptions to homeowners which are driven by participation rates, property tax rates, and property values ($36 million).

•	Higher Education: Lower General Fund spending of $95 million largely reflects savings from workforce reductions which were assumed centrally in the State’s Financial Plan, but not allocated by agency at the time of the Enacted Budget. Increased spending in other State funds of $80 million was due to higher spending on campus equipment, general campus services, academic programs and various student services at SUNY. In capital projects funds, slower-than-expected implementation of SUNY’s current capital program was due to the late enactment of the fiscal year 2011 Budget, resulting in lower spending of $238 million.

•

Temporary and Disability Assistance: The General Fund variance is due primarily to higher-than-projected spending in public assistance payments ($23 million) and SSI payouts ($15 million). Federal Funds experienced higher spending in TANF initiatives than originally projected ($126 million).

•

Children and Family Services: The General Fund variance is due to lower-than-projected spending in Child Welfare Services ($99 million), OCFS Medicaid ($63 million), State Operations ($11 million), Adoption ($14 million), Day Care ($10 million), and all other programs. The variance in the Federal Operating Funds is caused by timing of spending in Foster Care and Adoption ($47 million), and lower-than-anticipated disbursements in other programs ($25 million), and in State Operations ($13 million).

•

Mental Hygiene: Reductions in other State funds were driven by lower-than-projected spending in OPWDD ($118 million) and GSCs ($74 million), as well as current year savings actions taken in OMH local assistance ($50 million). Overspending in federal funds was driven primarily by higher-than-projected local assistance spending in OASAS from Federal Funds ($42 million) and OMH ($36 million), offset by lower-than-projected Federal Fund non-personal service in OPWDD ($25 million).

•

Transportation: Lower-than-expected spending from State Operating Funds ($56 million) primarily reflects the timing of payments from the MTA financial assistance fund, for which spending is statutorily based on the level of Metropolitan Commuter Transportation District tax and fee revenues flowing into the fund. Lower spending in capital project funds ($270 million) was due primarily to slower than anticipated State-funded capital projects spending and savings from statewide agency reduction initiatives (including workforce savings), partially offset by an increase in federally-funded capital projects spending.

•

General State Charges: Factors attributing to the General Fund variance include higher-than-expected health insurance payments ($35 million), lower Social Security and Workers’ Compensation payouts ($90 million), and lower escrow receipts ($74 million), offset by all other fringe benefits. Higher-than-planned escrow payments resulted in lower than projected spending in other State funds.

•

Correctional Services: The General Fund variance is due largely to lower State Operations spending resulting from attrition, layoffs, and early retirement, as well as improved efficiencies in non-personal services ($65 million). The variance in Capital Funds is attributable to the timing of disbursements ($40 million).

•

Empire State Development Corporation: The increase in capital project funds spending reflects an accelerated payment schedule of certain economic development programs administered by ESDC ($162 million).

•	Housing and Community Renewal: Disbursements of ARRA Weatherization Assistance Program funds were slower than initial projections ($65 million).

Receipts during the fiscal year fell below initial projections. General Fund receipts, including transfers from other funds, totaled $54.4 billion, or $229 million lower than the State’s initial projections for fiscal year 2011. General Fund disbursements, including transfers to other funds, totaled $55.4 billion, a decrease of $220 million from initial projections.

General Fund receipts, including transfers from other funds were $1.9 billion higher than fiscal year 2010 results. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery.

General Fund disbursements, including transfers to other funds, were $3.2 billion higher than fiscal year 2010 results. The annual increase reflects the deferral of $2.1 billion in school aid from March 2010 to the statutory deadline of June 2010. Adjusting for this deferral, spending would have been roughly $950 million below fiscal year 2010 results.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $136 million in the Community Projects Fund, and $13 million in undesignated reserves.

Fiscal Year 2010

Receipts during the fiscal year fell substantially below projections. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for fiscal year 2010. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in fiscal year 2010 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for fiscal year 2010 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from fiscal year 2010 to fiscal year 2011. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from fiscal year 2010.

General Fund receipts, including transfers from other funds were $1.2 billion below fiscal year 2009 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below fiscal year 2009 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of ARRA funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Fiscal Year 2009

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in fiscal year 2009, an increase of $705 million from fiscal year 2008 results. While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes. General Fund spending, including transfers to other funds, totaled $54.6 billion in fiscal year 2009, an increase of $1.2 billion from fiscal year 2008. The main source of annual growth was School Aid.

Similar to fiscal year 2010, receipts fell substantially below projected levels. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for fiscal year 2009. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended fiscal year 2009 with a balance of $1.9 billion, which included the dedicated balance of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund, $145 million in the Community Projects Fund, and $577 million in general reserves, part of which DOB used for payments initially planned for fiscal year 2009 that were delayed until fiscal year 2010. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

State Operating Funds Fiscal Years 2009-11

State Operating Funds is comprised of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.

Recent Trends

Similar to the General Fund, spending levels in State Operating Funds in recent years have also been substantially affected by the State’s receipt of Federal ARRA funds. ARRA funding has temporarily reduced the State’s share of expenses for Medicaid, education, and other governmental services. This has temporarily lowered State Operating Funds spending in recent fiscal years, and resulted in a corresponding increase in spending from Federal funds.

Fiscal Year 2011

State Operating Funds receipts totaled $78.8 billion in fiscal year 2011, an increase of $2.9 billion over fiscal year 2010 results. Disbursements totaled $84.4 billion in fiscal year 2011, an increase of $3.8 billion from fiscal year 2010 results. The State ended fiscal year 2011 with a State Operating Funds cash balance of $4.0 billion. In addition to the $1.4 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.1 billion and the debt service funds had a closing balance of $453 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). A large fund balance is dedicated to finance the operations and activities of SUNY campuses and hospitals ($651 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of monies needed for debt service payments to bond holders.

Fiscal Year 2010

State Operating Funds receipts totaled $75.8 billion in fiscal year 2010, an increase of $611 million over the fiscal year 2009 results. Disbursements totaled $80.7 billion in fiscal year 2010, a decrease of $966 million from the fiscal year 2009 results. The State ended fiscal year 2010 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.3 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.1 billion and the debt service funds had a closing balance of $411 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). A large fund balance is dedicated to finance the operations and activities of SUNY campuses and hospitals ($774 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of monies needed for debt service payments to bond holders.

Fiscal Year 2009

State Operating Funds receipts totaled $75.2 billion in fiscal year 2009, a decrease of $371 million from the fiscal year 2008 results. Disbursements totaled $81.6 billion, an increase of $1.2 billion from the fiscal year 2008 results. School aid was the largest source of annual program growth.

The State ended fiscal year 2009 with a State Operating Funds cash balance of $4.8 billion. In addition to the $1.9 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.6 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of monies needed for debt service payments to bond holders.

All Funds Fiscal Years 2009-11

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds. It is the broadest measure of State governmental activity, and includes spending from Federal Funds and Capital Projects Funds.

Recent Trends

The All Funds Financial Plan has grown faster than State Operating Funds in recent years. The growth includes nearly $2.9 billion in ARRA “pass-through” spending, which is Federal stimulus money that is accounted for in the State’s fund structure but does not provide a direct fiscal benefit to the State (i.e., resources to help balance the General Fund budget).

Fiscal Year 2011

All Funds receipts for fiscal year 2011 totaled $133.3 billion, an increase of $6.7 billion over fiscal year 2010 results. Annual growth in Federal grants and tax receipts was partially offset by a decline in miscellaneous receipts. All Funds disbursements for fiscal year 2011 totaled $134.8 billion, an increase of $7.9 billion over fiscal year 2010 results. The annual change reflects growth due to ARRA “pass-through” and growth in capital spending and debt service, as well as the $2.1 billion school aid deferral from fiscal year 2010.

The State ended the 2011 fiscal year with an All Funds cash balance of $3.8 billion. The $4.0 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $168 million. The negative balance in the capital projects fund results from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2010

All Funds receipts for fiscal year 2010 totaled $126.7 billion, an increase of $7.5 billion over fiscal year 2009 results. Annual growth in Federal grants and miscellaneous receipts was partially offset by a decline in tax receipts. All Funds disbursements for fiscal year 2010 totaled $126.9 billion, an increase of $5.3 billion over fiscal year 2009 results. The annual change reflects growth due to ARRA “pass-through” and growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

The State ended the 2010 fiscal year with an All Funds cash balance of $4.9 billion. Along with the $4.8 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $456 million, partly offset by a negative capital project funds closing balance of roughly $254 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2009

All Funds receipts for fiscal year 2009 totaled $119.2 billion, an increase of $3.8 billion over fiscal year 2008 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for fiscal year 2009 totaled $121.6 billion, an increase of $5.5 billion over fiscal year 2008 results. The annual change reflects growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

The State ended fiscal year 2009 with an All Funds cash balance of $4.6 billion. Along with the $4.8 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

DEBT AND OTHER FINANCING ACTIVITIES

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2011, total State-related debt outstanding remained stable at $56 billion and 5.9 percent of personal income. The State’s debt burden is measured using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the New York Local Government Assistance Corporation (“LGAC”) bonds. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation voter approved debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available, to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The State indicated in May 2011 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes general obligation debt, State Personal Income Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section.

General Obligation Bond Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and, as of May 24, 2011, the State had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements; municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt-financed spending in the Capital Plan is authorized under eight previously approved bond acts (three for transportation and five for environmental and recreational programs). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. DOB projects that spending authorizations from the remaining bond acts will be virtually depleted by 2013.

The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program, replacing lower rated service contract bonds. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2011, approximately $21 billion of State Personal Income Tax Revenue Bonds were outstanding. State Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. Legislation enacted in fiscal year 2010 and extended through fiscal year 2013 permits DASNY and ESDC to issue State Personal Income Tax Revenue Bonds for any authorized purpose. Prior to this time, State law required that State Personal Income Tax Revenue Bonds sold for capital purposes had to be sold through specific issuers, creating coordination difficulties in scheduling sales and reimbursing capital disbursements on a timely basis. Pursuant to this State law, State Personal Income Tax Revenue Bonds began to be issued by DASNY and ESDC under new General Purpose resolutions that permitted the issuance of bonds on a consolidated basis for all purposes. The State expects to continue to use the General Purpose resolutions for future issuances of State Personal Income Tax Revenue Bonds for all purposes, except for Transportation.

In addition, legislation that temporarily authorizes the use of State Personal Income Tax Revenue Bonds to finance the State’s Mental Health Facilities Improvement Revenue Bond Program has been extended through fiscal year 2013. This has enabled the State to take advantage of the lower interest rates typically paid on State Personal Income Tax Revenue Bonds as compared to the State’s Mental Health Facilities Improvement Revenue Bonds.

Fiscal Year 2012 Personal Income Tax Revenue Bond Borrowing Plan

State Personal Income Tax Revenue Bonds that are expected to be issued in fiscal year 2012 to support multiple capital program areas include:

•

Education ($1.5 billion): supports SUNY and CUNY, the Expanding our Children’s Education and Learning (“EXCEL”) program, New York State Office of Science, Technology and Academic Research (“NYSTAR”) and the Higher Education Capital Matching Grant Program.

•

Economic Development and Housing ($821 million): supports Housing, the Strategic Investment Program, economic development projects for the Buffalo area, the Community Enhancement Facilities Assistance Program, the Regional Economic Growth Program, the New York State Economic Development Program, high technology and other business investment programs, and recent economic development initiatives.

•

State Facilities and Equipment ($462 million): supports correctional facilities, youth facilities, State office buildings, a new State Police headquarters, capital projects for the Division of Military and Naval Affairs and equipment for State agencies, including software development.

•	Transportation ($381 million): supports local transportation projects under the Consolidated Highway Improvement Program.

•	Health Care ($321 million): supports the program for capital and equipment grants to health care providers.

•	Environment ($352 million): supports the State Revolving Fund, the State Superfund Program, Environmental Protection Fund, State Parks and other environmental projects.

The personal income tax revenue bond coverage ratios for upcoming years are based on assumptions of future capital spending contained in the Enacted Capital Plan. Traditionally, these estimates change substantially as new multi-year capital plans are authorized. The projected personal income tax revenue bond coverage ratios are based upon estimates of personal income tax receipts deposited into the RBTF and include projected personal income tax debt issuances.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years from the dates of their original issuance.

The legislation eliminated the annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”) except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no general obligation seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by The City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The fiscal year 2012 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State-Supported Lease Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. This type of debt, where debt service is payable from monies received from the State and is subject to annual State appropriation, are not general obligations of the State.

Under this financing structure bonds were issued to finance various capital programs, including those which finance certain of the State’s highway and bridge projects, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation enacted in fiscal year 2011 authorizes the State to set aside monies in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates.

Other New York State Revenue Bond Programs

Dedicated Highway and Bridge Trust Fund Bonds

Dedicated Highway and Bridge Trust Fund bonds are issued by the New York State Thruway Authority for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees. Dedicated Highway and Bridge Trust Fund Bond issuances are expected to total approximately $1 billion in fiscal year 2012. This includes approximately $450 million in issuances originally planned for fiscal year 2011.

SUNY Dormitory Facilities Bonds

SUNY Dormitory Facilities Bonds, which are issued by DASNY, are supported by dormitory fees and rents charged to students residing in housing facilities on campus. The bond issuances of $236 million in fiscal year 2012 will support the expansion and renovation of SUNY dormitory facilities.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds are issued by DASNY and supported by patient revenues. The issuances of $417 million in fiscal year 2012 are to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. Under legislation authorized with the Enacted Budget, these programs’ needs may and are expected to be financed with personal income tax bonds in fiscal year 2012 and fiscal year 2013.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. These payments are projected to account for roughly 39 percent of revenues dedicated to pay debt service on these bonds. As of May 24, 2011, debt service coverage ratios for future years are projected at approximately 10 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, CMS has engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. Although no official audit has commenced and the rates paid for these services are established in full accordance with the methodology set forth in the approved State Plan, an adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the State Medicaid program. The State has begun the process of seeking CMS approval to proceed with the development of a new 1115 demonstration waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, as discussed above, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt. As of March 31, 2011, the State has never been required to make an unanticipated debt service payment on contingent contractual, moral obligation, or State-guaranteed obligations.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service. As with State-supported debt, except for general obligation, all payments are subject to annual appropriation. The State indicated as of May 24, 2011 that it has never been required to make any payments under this financing arrangement, but the bankruptcy of certain hospitals in the secured hospitals program (described below) may require the State to make payments in the future.

Secured Hospital Program

Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent-contractual obligation with respect to financings related to the Secured Hospital Program for the purpose of enabling certain financially distressed not-for-profit hospitals to gain access to the capital markets. The State service contracts obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and by DASNY (all now included as debt of DASNY), in the event there are shortfalls of revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds.

As of March 31, 2011, the financial condition of most hospitals in the State’s Secured Hospital Program continues to deteriorate. Assuming recent trends continue, State resources will be needed to meet debt service obligations on outstanding bonds. As of March 31, 2011, there are $585 million of outstanding bonds in the program with annual debt service requirements of $79 million.

Of the nine hospitals in the program, several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan agreements with DASNY. As of March 31, 2011, three are delinquent on their payment obligations. Of those, one hospital (North General Hospital) filed for bankruptcy in July 2010 (and closed later that month) and the hospital will not be making any further payments on the $111 million of outstanding bonds. Since the hospital’s closing, payments of debt service on the outstanding bonds have been made from other available funds that were not pledged to bondholders. These funds were held by DASNY, pursuant to the terms of a Tri-Party Agreement among DASNY, DOH and DOB. As of March 31, 2011, the balance of these resources was $23.8 million, and since DASNY anticipates that as much as $29.0 million of resources may be needed to cover shortfalls in fiscal year 2012, the remaining funds for the three hospitals that are delinquent on their payment obligations will likely be fully depleted.

After the unpledged resources are exhausted, Special Debt Service Reserve Funds and Capital Reserve/Debt Service Reserve Funds remain for each hospital that are pledged to bondholders and held by bond trustees. The Special Debt Service Reserve Funds are funded at one half-year debt service for each series of bonds. The Capital Reserve/Debt Service Reserve Funds are funded at the lesser of one full year of the maximum annual debt service or ten percent of the amount of bonds issued as necessary to comply with the applicable requirements of the Internal Revenue Service Code, for each series of bonds. If used, there is no requirement to maintain (or replenish) the Special Debt Service Reserve Fund. For the Capital Reserve/Debt Service Reserve Fund, each hospital is required under its loan agreement and the applicable bond resolution to restore any deficiencies. The State is not required to do so. If the hospitals are unable to replenish the Capital Reserve/Debt Service Reserve Fund, however, once the Fund is fully depleted, the State is obligated to make debt service payments under a service contract arrangement. The State has enacted contingent contractual appropriations to meet this obligation. The annual debt service payments for the five most vulnerable hospitals are approximately $53 million annually for the next five years.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million). As of March 31, 2011, approximately $3.0 billion of TSFC bonds were outstanding.

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have, or indicate that they plan to, make reduced payments to states and territories, or deposit payments into a special disputed payments account awaiting determination of entitlement to adjustments.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. The State indicated as of May 24, 2011 that there has never been a payment default on any moral obligation debt of any public authority. DOB does not expect the

State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation and other public authorities which had moral obligation debt outstanding. As of May 24, 2011, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements are anticipated during fiscal year 2012.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of May 24, 2011, the State indicated that it has never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2011, JDA had approximately $23 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2012.

Borrowing Plan

Debt issuances of $5.9 billion are planned to finance new capital projects in fiscal year 2012, an increase of $1.6 billion (3.6 percent) from fiscal year 2011. This includes roughly $740 million of issuances that were delayed from fiscal year 2011. The bond issuances are to finance capital commitments for education ($1.7 billion), transportation ($1.8 billion), State facilities and equipment ($462 million), economic development ($821 million), health and mental hygiene ($738 million), and the environment ($400 million). Consistent with recent experience, education (including higher education and EXCEL), transportation, and economic development projects are projected to represent approximately 73 percent of new issuances.

Over the next five years, new debt issuances are projected to total over $22 billion. New issuances are planned for education facilities ($8.2 billion), transportation infrastructure ($6.6 billion), mental hygiene and health care facilities ($3.3 billion), State facilities and equipment ($1.9 billion), and other programs ($2.4 billion).

The personal income tax credit has replaced most of the State’s service contract bonding, and is projected to comprise 64 percent of all new State bond issuances in fiscal year 2012. The remaining issuances are divided between general obligation bonds and other revenue credits.

Fiscal Year 2012 Capital Projects Spending

Spending on capital projects is projected to total $9.6 billion in fiscal year 2012, which includes $1.7 billion in “off-budget spending” directly from bond proceeds held by public authorities. Overall, capital spending in fiscal year 2012 is projected to increase by $305 million (3.3 percent) from fiscal year 2011.

In fiscal year 2012, transportation spending is projected to total nearly half of total capital spending. Education and economic development comprise the next two largest shares at 19 percent and 10 percent, respectively. The remaining 25 percent is comprised of spending for the environment, mental hygiene, public protection and all other capital programs.

Spending for transportation is projected to increase by $47 million (1.1 percent) in fiscal year 2012, and largely reflects essentially flat commitment levels. Spending estimates are to be adjusted when a new transportation plan is authorized.

Parks and environment spending is expected to increase by $30 million (4.1 percent) in fiscal year 2012. The majority of spending for parks and the environment is for ongoing preservation and maintenance of various lands, facilities and other structures. Other efforts include projects to protect the State’s water and air quality, Brownfield projects, hazardous waste site cleanups, and landfill closures.

Economic development and government oversight spending is projected to decline by $224 million (-19.3 percent). This is primarily attributable to the phasing down of significant projects, including the Global Foundries facility. Ongoing projects include continued support of various economic development and regional initiatives including a statewide competitive grant program, specific downstate regional initiatives and upstate city-by-city projects.

Spending for health and social welfare is projected to increase by $216 million (61.2 percent). It reflects revised projections based on recent project activity levels for the $1.6 billion HEAL NY program enacted in fiscal year 2007.

Education spending is projected to increase by $112 million (5.9 percent) in fiscal year 2012. This is primarily due to capital investments in the universities and several other infrastructure improvements.

Spending increases of $69 million (26.8 percent) for public protection primarily reflect investments in the Division of Homeland Security and Emergency Services State Preparedness Training Center, and the Division of State Police Troop G Headquarters, as well as preservation and improvement projects at correctional facilities, including renovations to the Walsh Regional Medical Unit for long-term care for prisoners.

Mental hygiene capital spending is expected to increase by $266 million (97.4 percent) for continued rehabilitation projects at State and not-for-profit facilities and continued development of community residences.

Financing Fiscal Year 2012 Capital Projects Spending

In fiscal year 2012, the State plans to finance 54 percent of capital projects spending with long-term debt and the remaining share with State and Federal cash reserves. Total pay-as-you-go support is projected to increase by $111 million in fiscal year 2012, with State pay-as-you-go increasing by $291 million and Federal pay-as-you-go support decreasing by $180 million representing the conclusion of one-time ARRA funding. Federal aid is expected to fund 21 percent of the State’s fiscal year 2012 capital spending, primarily for transportation. Bond-financed spending is projected to increase by $193 million to support growth.

Limitations on State-Supported Debt

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001 and is fully phased-in at 4 percent of personal income in fiscal year 2011. The cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in fiscal year 2001 and is to increase until it is fully phased in at 5 percent in fiscal year 2014.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limits. DOB has indicated that it intends to manage subsequent capital plans and issuance schedules consistent with the limits.

In the most recent annual certification dated November 1, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2010 at 3.29 percent of personal income and debt service on such debt at 1.86 percent of total governmental receipts, compared to the caps of 3.98 percent for each.

As of May 24, 2011, projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of declining debt capacity. Available room under the cap, in regards to debt outstanding is expected to decline from 0.5 percent ($5.0 billion) in fiscal year 2011 to 0.1 percent ($1.1 billion) in fiscal year 2014. The estimates do not assume new or increased debt authorization for certain major capital program areas that may be approved in future years. Additionally, the projections are sensitive to changes in State personal income levels. DOB has indicated that it expects that the State will take such actions as may be necessary to comply with debt limits established by the Debt Reform Act.

Interest-Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of May 24, 2011, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $51.6 billion as of March 31, 2011 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2011, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2011, the State’s Authorized issuers have a notional amount of $2.3 billion in interest rate exchange agreements or 4.4 percent of total debt outstanding.

The State has significantly reduced its swap exposure from $6.0 billion as of March 31, 2008 to $2.3 billion as of March 31, 2011, a 62 percent reduction. Over the last three years, the State has terminated $3.7 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. As of May 24, 2011, the State has indicated that it has no plans to increase its swap exposure, and that it may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

Net Variable Rate Obligations

As of March 31, 2011, the State had $2.7 billion of variable rate obligations, of which $2.25 billion is hedged to fixed rate. The net variable rate exposure subject to the cap is $465 million, or 0.9 percent of total debt outstanding.

The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by $1.2 billion.

In addition to the variable rate obligations described above, the State has $1.2 billion convertible rate bonds outstanding as of May 24, 2011. These bonds bear a fixed rate until future mandatory tender dates in 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

AUTHORITIES AND LOCALITIES

Public Authorities

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

For the purposes of this disclosure, authorities refer to public benefit corporations or public authorities, created pursuant to State law, and the Port Authority of New York and New Jersey, a joint venture created by compact between the two states. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its authorities were to default on their respective obligations, particularly those classified as State-supported or State-related debt. As of December 31, 2010, each of 17 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $161 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City of New York, The Office of the State Deputy Comptroller, the City Comptroller and the Independent State Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. Furthermore, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

As of May 24, 2011, the Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but may transition to Advisory Period powers during the City’s 2012 fiscal year. In January 2011, the Nassau County Interim Finance Authority (NIFA) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that the County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year.

Nassau County commenced a lawsuit challenging NIFA’s determination and authority to impose a Control Period, and seeking to enjoin the imposition of the Control Period. The Supreme Court denied the injunction and the County has indicated it is no longer pursuing the lawsuit. As of May 24, 2011, NIFA is operating with Control Period powers.

As of May 24, 2011, Erie County as well as the cities of New York and Troy have fiscal stability boards exercising Advisory Period powers. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2011 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 was expected to particularly impact counties and school districts in New York State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, enactment of legislation that would cap property tax receipts of local governments was under active consideration as of May 24, 2011. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2012 or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion as of May 24, 2011 that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2012 or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year 2012 Financial Plan. The State believes that the fiscal year 2012 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2012. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential fiscal year 2012 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced fiscal year 2012 Enacted Budget Financial Plan.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th Centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of the plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of

New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. Plaintiffs and the United States have petitioned the United States Supreme Court to review the decision of the Second Circuit.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. As of May 24, 2011, the defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida, is pending in District Court.

In The Onondaga Nation v. The State of New York, et al. (NDNY), plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants’ motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. As of May 24, 2011, plaintiff’s appeal of that decision is pending before the Second Circuit Court of Appeals.

In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. As of May 24, 2011, the motion for reconsideration and appeal had both been stayed pending resolution of the Second Circuit’s dismissal of the Oneida land claim.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (HLRW) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Project. The Act directed the State to pay 10 percent of the Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined Federal and State cost expenditures through May 24, 2011 amounted to approximately $2.6 billion. As of May 24, 2011, the State’s expenditures at the Center are approaching $320 million.

In order to resolve these disputes, the State and the New York State ERDA (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the federal government (which sent wastes from various federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, or federal Superfund law) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site—cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and, as of May 24, 2011, remains in litigation. As of May 24, 2011, the State indicated that the District Court would advise the parties as to the date of a conference for the purpose of preparing a scheduling order for adjudicating this claim.

Metropolitan Transportation Authority

There are several cases in which the plaintiffs challenge the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment of chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, a single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also seek a judgment declaring that the enactment of chapter 25 violated provisions of Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (in Sup. Ct., Albany Co. as of May 24, 2011), William Floyd Union Free School District v. State (in Sup. Ct., New York Co. as of May 24, 2011), Town of Brookhaven v. Silver, et al. (in Sup. Ct., Albany Co. as of May 24, 2011), Town of Southampton and Town of Southold v. Silver (in Sup. Ct. Albany Co. as of May 24, 2011), Town of Huntington v. Silver (in Sup. Ct. Albany Co. as of May 24, 2011), Mangano v. Silver (Sup. Ct. Nassau Co.), Town of Smithtown v. Silver (part of the Mangano case in Sup. Ct. Nassau Co. as of May 24, 2011), and Vanderhoef v. Silver (in Sup. Ct. Albany Co. as of May 24, 2011). Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.

The defendants have sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue. In Vanderhoef, Huntington, Floyd, Brookhaven and Southampton/Southold, the defendants have moved for judgment in their favor.

School Aid

In Becker et al. v. Paterson et al. (Sup. Ct, Albany Co.), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue were released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Pursuant to a Court-directed schedule, following defendants’ answer, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the parties (Becker et al. v. Paterson [Sup. Ct., Albany Co.]), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue were also released. The defendants answered, claiming that the statute in question, Education Law §3609-a, permitted payment on June 1, 2010, and that March 31, 2010 was merely an authorized pre-payment date. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010.

On January 14, 2011, the Court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions. On February 25, 2011, plaintiffs appealed to the Appellate Division, Third Department.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education . In a decision and order dated July 21, 2009, the Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals.

Representative Payees

In Weaver et ano. v. State of New York, filed in the New York State Court of Claims on July 17, 2008 and subsequently amended, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence.

The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed by the Court of Claims on February 10, 2010 for failure to comply with Court of Claims Act § 11(b), which provides that a claim must state when and where the claim arose, the nature of the claim, the items of damage, and the total sum claimed. By decision and order dated March 8, 2011, the Appellate Division, Second Department, affirmed the decision of the Court of Claims.

On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the Court of Claims (Ruderman, J.), granted the State’s motion for summary judgment and dismissed the individual claims. The Court held that the state statutes relied on by claimants do not apply to Social Security benefits and that executive directors of OMH facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. Claimants served a notice of appeal on November 23, 2010.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the Supreme Court, Erie County issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The Court also denied plaintiffs’ motion for a preliminary injunction enjoining enforcement of the provisions of Chapters 134 and 186 of the Laws of 2010.

The plaintiffs in Day Wholesale appealed. On September 14, 2010 the Appellate Division, Fourth Department denied plaintiffs’ motion for a preliminary injunction pending appeal. As of May 24, 2011, the appeal is pending.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., in Supreme Court, Erie County, challenging the promulgation of regulations to implement the statutory voucher system intended to enable the State to collect taxes on certain sales of cigarettes on Indian reservations. Plaintiffs seek declaratory judgment that the regulations are void and temporary and permanent injunctions against enforcing both the regulations and the statutory provisions authorizing the voucher system. On May 10, 2011, the Supreme Court, Erie County issued a temporary restraining order that temporarily enjoined the implementation, administration, and enforcement of the statutory system, pending a hearing and determination of plaintiff’s motion for a preliminary injunction.

Civil Service Litigation

In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action under 42 U.S.C 2000d et seq., claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. This case was settled on December 29, 2010, for $45 million in damages and fees, payable in four equal annual installments, starting on or about April 1, 2011 or upon passage of the State budget. The settlement was approved following an April 15, 2011 fairness hearing.

Public Finance

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, § 8, paragraph 1 of the Constitution, which provides that “money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking,” except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, § 7, which provides that every law making an appropriation “shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied.”

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, the Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7, or Article VII, § 8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not “gifts” prohibited under Article VII, § 8. The court also rejected the appellant’s challenge to the reference in the budget to a memorandum of understanding, relying on that Court’s holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, § 7 is to be determined by the Legislature, not the courts.

The plaintiffs appealed from the dismissal of their complaint. On June 24, 2010, the Appellate Division reversed the order of Supreme Court to the extent it dismissed the plaintiffs’ cause of action under Article VII, § 8 and affirmed the order to the extent it dismissed the plaintiffs’ cause of action under Article VII, § 7, and remitted the case to Supreme Court for further proceedings. The defendants moved for reargument or, in the alternative, leave to appeal to the Court of Appeals from the portion of the Appellate Division’s order that reversed Supreme Court’s dismissal of the cause of action under Article VII, § 8. The Appellate Division denied reargument but granted leave to appeal to the Court of Appeals on the question of whether the Appellate Division erred by reversing the dismissal of the plaintiffs’ cause of action under Article VII, § 8. The appeal to the Court of Appeals is pending.

Personal Injury Claims

In Watson v. State (Court of Claims) claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured. On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants. Pursuant to negotiations among the parties, all claims were settled on February 8, 2011 for a total of $19 million. As of May 24, 2011, infant compromise and Surrogate’s Court proceedings remain to be scheduled before the matter can be closed.

Eminent Domain

In Gyrodine v. State of New York (Court of Claims), claimant seeks compensation under the Eminent Domain Procedures Law in connection with the appropriation by the State of 245 acres of land in connection with the expansion of SUNY Stony Brook. By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision. As of May 24, 2011, the appeal is pending.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The State filed its answer on May 4, 2010.

On June 9, 2010, the State filed a motion for summary judgment. By decision dated March 10, 2011, plaintiffs’ motion for permission to conduct discovery prior to responding to the State’s motion for summary judgment was granted. Plaintiffs have since filed an amended complaint adding challenges to assessments issued after the commencement of this action and the State has withdrawn its motion for summary judgment without prejudice. As of May 24, 2011, the State must file an answer to the amended complaint and respond to a discovery demand.

Tobacco Master Settlement Agreement (“MSA”)

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Litigation

Two actions have been filed in New York by parties challenging the MSA and portions of laws enacted by the State under the MSA. In Freedom Holdings Inc. et al. v. Spitzer et ano. (SDNY), two cigarette importers alleged (1) violation of the Commerce Clause of the United States Constitution, (2) the establishment of an “output cartel” in conflict with the Sherman Act, (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution, and (4) federal preemption. The Second Circuit affirmed the dismissal of this action and the United States Supreme Court denied certiorari to review that decision. Accordingly, this action is concluded.

In Grand River Ent. v. King (SDNY), another cigarette importer raised the same claims as those brought in Freedom Holdings, as well as additional claims, in an action against the attorneys general of thirty states, including New York. On March 22, 2011, the District Court denied plaintiff’s motion for summary judgment and granted defendants’ motions for summary judgment dismissing the complaint. Plaintiff has moved before the District Court to amend the Findings and Judgment pursuant to Rule 59(e) of the Federal Rules of Civil Procedure and has also appealed from the District Court’s decision to the Second Circuit Court of Appeals.

Arbitration

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that the PMs pay per pack sold. New York’s allocable share of the total base payment is approximately 12.8 percent of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but, as of May 24, 2011, none of those years is yet in arbitration.

The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. As of May 24, 2011, the parties are engaged in discovery.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated March 10, 2011 and containing financial and other information dated February 10, 2011. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2009 (which ended on June 30, 2009), the Commonwealth’s gross national product (preliminary, in current dollars) was $62.8 billion, and personal income per capita (preliminary, in current dollars) was $14,905.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

As of February 10, 2011, Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, for fiscal years 2007, 2008 and 2009, Puerto Rico’s real gross national product decreased by 1.2%, 2.8%, and 3.7%, respectively, while the United States economy grew at a rate of 1.8% and 2.8% during fiscal years 2007 and 2008, respectively, and contracted during fiscal year 2009 at a rate of 2.5%. According to the Puerto Rico Planning Board’s (the “Planning Board”) March 2010 projections, which take into account the preliminary results for fiscal year 2009, the economic impact of a delay in the disbursement of funds from the American Recovery and Reinvestment Act of 2009 (“ARRA”), and other economic factors, the gross national product for fiscal year 2010 was forecasted to contract by 3.6%. The gross national product for fiscal year 2011, however, was forecasted to grow by 0.4%.

Fiscal Condition

Structural Budget Imbalance. Since 2000, the Commonwealth has experienced a structural imbalance between recurring government revenues and total expenditures. Prior to fiscal year 2009, the government bridged the deficit resulting from the structural imbalance through the use of non-recurring measures, such as borrowing from GDB or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate. As of February 10, 2011, the Commonwealth reported that the government has taken multiple steps to address and resolve this structural imbalance since March 2009. These steps are discussed below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

For fiscal year 2009, the deficit was $3.306 billion, consisting of the difference between total recurring revenues of $7.583 billion and total expenditures for such fiscal year of $10.890 billion. The estimated deficit was projected to be approximately $2.1 billion for fiscal year 2010 and approximately $1.0 billion for fiscal year 2011, as discussed below.

Results for Fiscal Year 2009. Total General Fund revenues for fiscal year 2009 were $7.583 billion, representing a decrease of $775.5 million, or 9.3%, from fiscal year 2008 revenues. Total expenditures for fiscal year 2009 were approximately $10.890 billion, consisting of $9.927 billion of total expenditures and approximately $962 million of other uses. Total expenditures of $10.890 billion represented an increase of approximately $1.402 billion, or 14.8%, of original budgeted expenditures and exceeded total General Fund revenues (excluding other financing sources) by $3.306 billion, or 43.6%.

During fiscal year 2009, the administration also faced an aggregate cash shortfall of $1.153 billion that, when added to the deficit, provided for approximately $4.459 billion in excess expenditures and cash shortfall. The difference between General Fund revenues and total expenditures for fiscal year 2009 was principally paid from proceeds of bond issues made by Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym) and the restructuring of the corpus account of the Puerto Rico Infrastructure Financing Authority (“PRIFA”) pursuant to the fiscal stabilization plan described below.

Preliminary Results for Fiscal Year 2010. Preliminary General Fund revenues for fiscal year 2010 (from July 1, 2009 to June 30, 2010) were $7.691 billion, a decrease of $19 million from the $7.710 billion of revenues for fiscal year 2009 and $21 million, or 0.3%, from the $7.670 billion of estimated revenues for fiscal year 2010. The major changes in revenues from fiscal year 2009 were a decrease of $258 million and $251.4 million in sales and use tax and withholding taxes from non-residents, respectively. The decrease in sales and use taxes was due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax while the decrease in withholding taxes from non-residents was due to a one time payment received in fiscal year 2009. These decreases were offset by an increase in property taxes of $226.5 million (which were not received in fiscal year 2009) and excise taxes of approximately $85 million, principally due to revenue raising measures implemented as part of Act. No. 7 of March 9, 2009, as amended (“Act 7”), discussed below. Income taxes from corporations also increased by $302 million due in part to increased enforcement initiatives.

Preliminary total expenditures for fiscal year 2010 amounted to $9.833 billion, consisting of $7.670 billion of budgeted General Fund expenditures and approximately $2.163 billion of additional expenditures covered from COFINA bond issues, as part of a multi-year fiscal stabilization plan to achieve fiscal balance (see “Fiscal Stabilization Plan” below). Preliminary total expenditures were approximately $337 million, or 3.3%, below originally budgeted expenditures of $10.170 billion.

Preliminary Results for the First Five Months of Fiscal Year 2011. Preliminary General Fund revenues for the first five months of fiscal year 2011 (from July 1, 2010 to November 30, 2010) were $2.641 billion, a decrease of $51 million, or 1.9%, from $2.692 billion of revenues for the same period in the prior fiscal year and a decrease of $14.1 million, or 0.5%, from the original estimate of revenues of $2.655 billion made for budget purposes.

The decline in General Fund revenues was mainly due to a decrease of $113.4 million, $26.2 million, $70.7 million and $23.3 million in collections from income tax on corporations, withholding on non-residents, other non-tax revenues and federal excise taxes on off-shore shipments of rum, respectively. These declines were partially offset by increases of $146.5 million, $30.2 million and $18.3 million in collections from income tax on individuals, property taxes and excise taxes on cigarettes, respectively.

The decrease in corporate income taxes and withholding taxes from non-residents was due to economic conditions during this period. The decrease in federal excise taxes on off-shore shipments of rum was due to a delay in the approval of federal legislation extending the reimbursement rate per proof gallon. This legislation was approved in December 2010 and, in January 2011, the Commonwealth Government (the “Government”) received from the federal government $50 million of such federal excise taxes on off-shore rum shipments related to the period from July through December 2010.

Fiscal Stabilization Plan. In January 2009, the administration, which gained control of the Executive and Legislative branches of government in the November 2008 elections, began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth. The fiscal stabilization plan, which was generally contained in Act 7, sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) a bond issuance program through COFINA. The proceeds from the COFINA bond issuance program (which proceeds are held by GDB in an account referred to herein as the “Stabilization Fund”) have been used to repay existing government debt (including debts with GDB), finance operating expenses for fiscal years 2008 through 2011, including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. These proceeds may also be used for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with government appropriations. As of June 30, 2009, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the unfunded actuarial accrued liability of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liabilities will continue to increase significantly, with a corresponding decrease in the funded ratios, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liabilities. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was expected to be approximately $752 million, $274 million and $8 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

As of February 10, 2011, based on the assumptions used in the latest preliminary actuarial valuations, including the expected continued funding shortfalls: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2019; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2020; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $114.2 million for fiscal year 2010, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on preliminary actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three government retirement systems, in February 2010, the Governor of Puerto Rico (the “Governor”) established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010. As of

February 10, 2011, the individual recommendations made by the members of the special commission, which included increasing the amount of the employer and employee annual contributions and changing the benefits structure, were being analyzed with the intent of presenting a comprehensive, consensus legislation package during 2011. The Secretary of Labor, who chaired the special commission, was evaluating, in particular, proposing additional employer contributions to improve the funding ratio, the impact of special laws that have provided additional retirement benefits, and the impact on the system’s cash flow of previously approved increases in the amount that members may borrow from the systems under various loan programs.

On July 2, 2010, the Government enacted Act No. 70 (“Act 70”), which is designed to reduce government expenditures by providing an early retirement window for eligible employees (who opted to retire by January 14, 2011 or during such other period that may be established by a designated committee) under a formula that results in a positive actuarial impact for the government’s retirement systems. Employees that elected to participate in the program will receive retirement benefits based on a lower salary and a lower pension rate than what they would otherwise have been entitled to if they had continued in their employment until full vesting, but at a higher rate than what they would be entitled to based on their current years of service. Approximately 4,000 employees opted for early retirement under Act 70.

Because of the multi-year fiscal imbalances mentioned above, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the financial condition of the retirement systems and the Government’s efforts to address the unfunded pension and non-pension benefit obligations and cash flow shortfalls of the retirement systems, see “Revenues and Expenses—Expenses—Retirement Systems.”

Economic Reconstruction Plan

In fiscal year 2009, the administration began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are expected to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of December 15, 2010, the Commonwealth had disbursed $4.3 billion in ARRA funds, or 63%, of awarded funds.

The administration has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The administration has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process in order to foster economic development. The administration also enacted Acts No. 82 and 83 of July 19, 2010, which provide for a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, as of February 10, 2011, the Commonwealth indicated that the administration has proposed to adopt a comprehensive tax reform that takes into account the Commonwealth’s current financial situation.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the administration engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the administration published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The administration has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the administration has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport.

The administration has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform is intended to be revenue positive.

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act No. 1”), is projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” for a summary of the principal provisions of the tax reform.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to Puerto Rico’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed at a declining rate (from 4% for 2011 to 1% for 2016) on certain acquisitions from related parties, and (iv) an expansion of taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships that are members of controlled groups that have members that are engaged in manufacturing or production or manufacturing services in Puerto Rico. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act No. 154 of October 25, 2010, as amended (“Act 154”). In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act No. 1. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expects to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and $5.6 billion for the six year period that the excise tax is in place.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. As of February 10, 2011, Act 154 has not been challenged in court; consequently, no court has passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The approved budget provided for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion included base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010 and $30 million in additional revenues from casinos. The approved fiscal year 2011 budget provided for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that were expected to be covered from moneys deposited in the Stabilization Fund funded with the proceeds of a COFINA bond issue completed in June 2010. The budgeted total expenditures for fiscal year 2011 were $699 million, or 7.1%, lower than preliminary total expenditures of $9.833 billion for fiscal year 2010, and $1.756 billion, or 16%, lower than total expenditures of $10.890 billion for fiscal year 2009.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

As of February 10, 2011, Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2007 and 2008, the real gross national product contracted by 1.2% and 2.8%, respectively. For fiscal year 2009, preliminary reports indicated that the real gross national product contracted by 3.7%. In March 2010, the Planning Board announced that it was projecting a contraction of 3.6% in real gross national product for fiscal year 2010. The Planning Board projected an increase in real gross national product of 0.4% for fiscal year 2011.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2009. In fiscal year 2009, aggregate personal income was $59 billion ($49.9 billion at 2005 prices) and personal income per capita was $14,905 ($12,589 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $13.1 billion in fiscal year 2009 ($12.2 billion in fiscal year 2008). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10 billion, or 76% of the transfer payments to individuals in fiscal year 2009 ($9.3 billion, or 73.9%, in fiscal year 2008). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased during the last decade. From fiscal year 2000 to fiscal year 2010, total employment decreased at an average annual rate of 5.6% to 1,102,700. A steep decline in total employment began in fiscal year 2007 and has continued in fiscal year 2010 due to the current recession.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, has played a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2009, approximately 71.6% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 46.9% of Puerto Rico’s imports. In fiscal year 2009, Puerto Rico experienced a positive merchandise trade balance of $20.2 billion. During fiscal year 2010, approximately 68.1% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 51.2% of Puerto Rico’s imports. In fiscal year 2010, Puerto Rico experienced a positive merchandise trade balance of $20.8 billion.

Economic Forecast for Fiscal Years 2010 and 2011

On March 10, 2010, the Planning Board released its revised gross national product forecast for fiscal year 2010 and its gross national product forecast for fiscal year 2011. The Planning Board revised its gross national product forecast for fiscal year 2010 from a projected growth of 0.7% to a contraction of 3.6%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan and the activity expected to be generated from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2011 projected an increase in gross national product of 0.4% in constant dollars. The forecast, however, did not take into account the activity expected to be generated from funds received or expected to be received by ARRA. The Planning Board’s forecast for fiscal year 2011 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package and the establishment of public-private partnerships.

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Fiscal Year 2009

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2009 indicated that real gross national product decreased 3.7% (an increase of 2.0% in current dollars) over fiscal year 2008. Nominal gross national product was $62.8 billion in fiscal year 2009 ($50 billion in 2005 prices), compared to $61.5 billion in fiscal year 2008 ($51.9 billion in 2005 prices). Aggregate personal income increased from $55.6 billion in fiscal year 2008 ($49 billion in 2005 prices) to $59 billion in fiscal year 2009 ($49.9 billion in 2005 prices), and personal income per capita increased from $14,080 in fiscal year 2008 ($12,410 in 2005 prices) to $14,905 in fiscal year 2009 ($12,589 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 49,300, or 4.1%, from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008.

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. Although the situation improved significantly during fiscal year 2009, oil prices remained at relatively high levels and the impact of the increases of previous years was still felt in fiscal year 2009. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

Fiscal Stabilization and Economic Reconstruction

In January 2009, the administration began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. As of September 30, 2010, the Legislative Assembly had enacted eleven bills providing for the implementation of the Fiscal Plan and the Economic Plan.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,990 positions were eliminated, representing an estimated savings of $44.7 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, the total number of government employees dismissed under Phase II (excluding the 2,237 transitory or non-permanent positions eliminated) was approximately 12,604, representing an estimated savings of $325.4 million annually. This amount excludes approximately 1,945 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $53 million, an increase of $27 million over the estimated savings achievable through the termination of such employees.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III was to remain in effect for a period of two years. The administration estimated that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that were to expire while it was in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements could not be renegotiated or renewed.

On April 13, 2009, a group of government employees and labor organizations filed a complaint in the U.S. District Court for the District of Puerto Rico challenging the constitutionality of Act 7 and seeking to enjoin the enforcement of Act 7. The Governor of Puerto Rico and several agency heads are defendants in the action. The complaint alleges that Act 7 violates the United States and Puerto Rico constitutions because, among other reasons, the statute substantially impairs certain statutory and contractual rights of government employees including those contained in their collective bargaining agreements with Commonwealth agencies. On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The District Court’s decision allowed the Government to continue with the implementation of Act 7. The Commonwealth has indicated that the Government plans to vigorously defend the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration expects to achieve annual savings of at least 15% of rent and related expenses, or approximately $22 million, in future fiscal years.

As of September 30, 2010, the administration had already reduced operating expenses through expense reduction measures other than Phases I through III of the Fiscal Plan by $150 million, and professional service contracts and lease agreements by $42 million through the implementation of the executive orders referred to above.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals that was expected to generate $58 million in additional revenues, (ii) a 5% surtax on income of certain corporations that was expected to generate $41 million in additional revenues, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico) that was expected to produce $5 million in additional revenues, (iv) a 5% income tax on Puerto Rico international banking entities that was expected to produce $20 million in additional revenues, (v) a special property tax on residential and commercial real estate that was expected to produce $230 million in additional revenues, and (vi) a moratorium on certain tax credits. The temporary measures are to be in effect for up to three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the Puerto Rico alternative minimum tax for individuals and corporations each of which is expected to generate $10 million annually, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The permanent increases in the excise taxes on cigarettes, motorcycles and alcoholic beverages are expected to generate $48 million, $1 million and $5 million, respectively, in additional revenues. The total preliminary revenues from these temporary and permanent measures for fiscal year 2010 were $428 million. As of February 10, 2011, the total estimated revenues from these temporary and permanent measures for fiscal year 2011 were $420 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the structural budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of PRIFA, and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues have been used for, among other uses, paying approximately $1.9 billion of Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan is expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico was awarded $6.8 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of September 2010, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $3.6 billion in ARRA funds had been disbursed.

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Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. In addition, $399 million of Local Stimulus funds are to be used mainly to promote infrastructure projects.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 were to be effective from September 1, 2010 through June 30, 2011.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the longer term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. On December 1, 2010, a new permitting agency created under Act No. 161, which centralized permitting processes previously carried out by various agencies, commenced operations.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. As of February 10, 2011, fluctuations in oil prices are having a significant effect on Puerto Rico’s overall economic performance. Act No. 82 focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. This legislation also is expected to facilitate the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. Moreover, Act No. 83 created a green energy incentives program to promote the development of renewable energy projects as well as a Renewable Portfolio Standards Program. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. Legislation to implement the first phase of the tax reform was enacted as Act No. 171 of November 15, 2010. Legislation to implement the second phase of the tax reform was enacted as Act No. 1.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop infrastructure projects, manage government assets or provide government services. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, and re-direct government resources to focus on the implementation of public policy. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of public-private partnerships in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding public-private partnerships. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for public-private partnerships in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The PPP Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the PPP Authority has made substantial progress in the preparation of a PPP procurement for the Luis Muñoz Marin International Airport.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The Commonwealth has indicated that the specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development. One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan

Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Also in the northern region, Science City represents a critical part of the administration’s efforts to move Puerto Rico to the forefront of science, technology and research and development. It seeks to leverage the significant competitive advantages in the knowledge-based sectors that put Puerto Rico in an ideal position to undertake this type of development.

In the eastern region, the Caribbean Riviera entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, an international airport, retail shops, a yacht marina, and cruise ship ports.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2010 averaged 1,102,700, a decrease of 5.6% compared to the previous fiscal year. During the first six months of fiscal year 2011, total employment averaged 1,084,500, a decline of 2.5% with respect to the same period of the prior year; and the unemployment rate averaged 15.9%.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2009, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2009 manufacturing generated $43.5 billion, or 45.5%, of gross domestic product. Manufacturing, however, only generated $13.6 billion, or 21.7%, of real gross national product in fiscal year 2009. During fiscal year 2010, payroll employment for the manufacturing sector was 89,992, a decrease of 6.9% compared with fiscal year 2009. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2010, the average hourly manufacturing wage rate in Puerto Rico was approximately 53.2% of the average mainland U.S. rate.

Although the manufacturing sector is less prone to business cycles than the agricultural sector, that does not guarantee the avoidance of the effects of a general downturn of manufacturing on the rest of the economy. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have, a long-term impact on local manufacturing activity.

Total employment in the manufacturing sector decreased by 22,591 from fiscal year 2006 to fiscal year 2010. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009 and 2010, manufacturing employment decreased by 4.2%, 3.5%, 7.1% and 6.9%, respectively. For the first six months of fiscal year 2011, the sector lost an average of 1,400 jobs, or 1.6%, compared to the same period of the previous year. Given that this sector used to pay, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2009, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 1.1%, while payroll employment in this sector decreased at an average annual rate of 2.6% between fiscal years 2007 and 2010. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2009, the service sector generated $41.0 billion, or 42.9%, of gross domestic product, while it generated $36.9 billion, or 58.8%, of real gross national product. Wholesale and retail trade, information services, education and health services, professional and business services and real estate and rentals experienced growth in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. Finance and insurance, transportation and warehousing, utilities, and leisure and hospitality experienced contractions in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. From fiscal year 2007 to 2009, gross domestic product increased in the trade sector from $7.2 billion to $7.5 billion and in real estate and rentals from $11.7 billion to $13.3 billion, and decreased in finance and insurance from $6.7 billion to $5 billion.

Service-sector employment decreased from 566,725 in fiscal year 2006 to 532,883 in fiscal year 2010 (representing 56.6% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2010 represents a decrease of 2.4% compared to the prior fiscal year. For the first six months of fiscal year 2011, average service-sector employment was 536,050, a decrease of 0.3% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of September 30, 2010, there were ten commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of September 30, 2010 were $78.4 billion, as compared to $89.2 billion as of December 31, 2009. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through February 10, 2011, the amount of jobs lost as a result of these consolidations has not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of September 30, 2010, up from $2.6 billion on September 30, 2009. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.8 billion as of September 30, 2010, up from $13.7 billion as of September 30, 2009 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of September 30, 2010, there were 34 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $37.8 billion, a decrease from $52.0 billion in total assets as of September 30, 2009. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.4 billion in assets as of September 30, 2010, a slight increase from $7.0 billion as of September 30, 2009.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2010, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,803,900, an increase of 5.5% over the number of persons registered during fiscal year 2009. The average occupancy rate in tourist hotels during fiscal year 2010 was 69.0%, compared to 66.2% in fiscal year 2009. The average number of rooms available in tourist hotels increased by 3.6% to 11,403 rooms from fiscal year 2009 to fiscal year 2010.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For fiscal year 2010, employment in hotels and other lodging facilities was reduced by 3.5% to 12,800 jobs. For the first five months of fiscal year 2011, the average decrease in employment in hotels and other lodging facilities was 0.3% as compared to the same period for the prior fiscal year. According to the Payroll Survey, employment in the leisure and hospitality sector was 71,000 for fiscal year 2010, an increase of 0.1% over employment for fiscal year 2009. For the first five months of fiscal year 2011, employment declined by 1.5% to 70,200 compared to the same period of the prior fiscal year.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Roselló, Gonzalez Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500-room hotel located next to the convention center commenced operations at the end of November 2009.

The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2009, the government accounted for $9.3 billion, or 9.7%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 285,600 workers (state, including public corporations, and local), or 28.8% of total, non-farm, payroll employment in fiscal year 2009. From fiscal year 2006 to fiscal year 2009, state and municipal government employment averaged approximately 284,900. During fiscal year 2010, state and municipal government employment decreased by 17,600 jobs, or 6.2%. According to the payroll survey, the distribution of these job reductions was 13,400 jobs in the state government and 4,200 jobs in municipal government.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment, collective bargaining agreements that had already expired or that would expire while the law was in effect and that related to public employees could not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of some of the provisions of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayagüez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. As of February 10, 2011, there is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain. On December 22, 2009, the Federal Aviation Administration (“FAA”) approved the Puerto Rico Ports Authority’s (“Ports Authority” or “PRPA”) preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public private partnership. The PPP Authority expected to issue a request for qualifications by the third quarter of fiscal year 2011.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2009, totaled approximately 4,636 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,058 miles of tertiary highways and roads serving local, intra-regional traffic. During the first half of fiscal year 2011, the PPP Authority commenced the procurement process for the establishment of a concession for toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of the Americas Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed in March 2009. A third development phase, which entails a public investment of $84.4 million, is ongoing through September 2011. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2007 to 2009, however, real construction investment decreased at an average annual rate of 14.7%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 9.8%.

Public investment has been an important component of construction investment. During fiscal year 2009, approximately 52.9% of the total investment in construction was related to public projects. The total value of construction permits decreased by 29.2% in fiscal year 2010 as compared to fiscal year 2009, and total sales of cement decreased by 26.3% between 2009 and 2010, the largest decline registered since 1959. Average payroll employment in the construction sector during fiscal year 2010 was 33,600, a reduction of 31.5% from fiscal year 2009. During the first six months of fiscal year 2011, payroll employment in the construction sector averaged 27,100, a further reduction of 24.6% for the same period in fiscal year 2010 and the lowest level of construction sector employment in a decade.

Total construction investment for fiscal year 2009 decreased in real terms by 20.1%, following a 9.0% real decline in fiscal year 2008, due principally to the drop in private construction activity. The Planning Board expected a further construction investment decrease of 5.2% in real terms for fiscal year 2010. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, the expected positive impact of the Federal Stimulus and the Local Stimulus led it to reduce its projected decrease in construction investment to 5.2% in real terms. Public investment was primarily in housing, schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 14.1% during the first six months of fiscal year 2011, reaching levels not seen in almost three decades.

On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided under Act No. 132 were to be available from September 1, 2010 to June 30, 2011. Certain permanent incentives are also available for rental housing.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2009, gross income from agriculture was $633 million, an increase of 3.4% compared with fiscal year 2008.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2009-2010 was approximately 65,699 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2009-2010 of approximately 183,673 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of February 10, 2011, the most recent of these incentives laws is the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010, also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy.

Companies qualifying under the Green Energy Incentives Act can benefit from a simplified income tax system: an income tax rate of 4% and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through February 10, 2011, the Fund has provided direct loans and financial guarantees in the aggregate of approximately $1.368 billion for loans made or bonds issued to finance the development of twenty-one tourism projects representing 4,744 new hotel rooms and a total investment of approximately $2.135 billion.

Treatment of Puerto Rico Corporations under the U.S. Code - Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs” ). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of February 10, 2011, no such legislation has been approved by either House of Congress of the United States. As of February 10, 2011, it is not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. The administration expects to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (defined below) allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $939,262,955 in the fiscal year ending June 30, 2015 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, (ii) Public Improvement Refunding Bonds, Series 2004 B and the Public Improvement Refunding Bonds, Series 2008 B, which are variable rate bonds, bear interest at 12% per annum, and (iii) a portion of each of the Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, and Public Improvement Refunding Bonds, Series 2007 A that are variable rate bonds, bear interest at 12% per annum). This amount ($939,262,955) plus the amount paid by the Commonwealth in fiscal year 2010 on account of bonds or notes guaranteed by the Commonwealth ($10,491,303), totaled $949,238,499, equal to 12.97% of $7,320,525,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2009 and June 30, 2010. If the interest on the outstanding bonds described in items (i) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 11.44% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $826,812,043 in the fiscal year ending June 30, 2020. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.

Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of September 30, 2010, Port of the Americas Authority had outstanding bonds guaranteed by the Commonwealth (the “POA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $198.7 million. The Commonwealth has begun to make payments of debt service on the POA Guaranteed Bonds and expects to make all payment on the POA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2010, the Commonwealth made payments under its guaranty of the POA Guaranteed Bonds of $10.5 million.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of February 10, 2011 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps” ), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). For fiscal year 2010 and the first six months of fiscal year 2011, the Commonwealth received $6.9 million and $3.8 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.5 million and $4.8 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors) and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with counterparties that have good credit ratings. The outstanding interest rate exchange agreements are with eleven different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, all of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009 and 2010, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $2.0 billion of swaps. In May and September 2009, the Commonwealth terminated a swap with an $850 million notional amount pursuant to which the Commonwealth was making payments based on the published short-term SIFMA municipal swap rate and was receiving payments based on the 10-year SIFMA (the “constant maturity swap”) rate at an aggregate gain of approximately $24.8 million. Besides the basis swaps, the constant maturity swap was the only other interest rate exchange agreement that did not hedge specific variable rate debt of the Commonwealth. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $7.9 billion as of June 30, 2009 and $7.1 billion as of December 31, 2010, an aggregate decrease of 22.8%.

Notional Amounts. The aggregate notional amount as of December 31, 2010 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $7.1 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of December 31, 2010, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $706.8 million. Since the mark-to-market value of all swaps was negative as of December 31, 2010, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth had $37.7 million of collateral posted to its counterparties as of December 31, 2010 and the public corporations had no collateral posted as of that date. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility (“VRDO Bonds”) and other bonds where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. As of December 31, 2010, the Commonwealth had approximately $1.3 billion of outstanding variable rate general obligation bonds, which consist of approximately $865.9 million of VRDO Bonds and approximately $601.8 million of other variable rate debt. At December 31, 2010, the total outstanding variable rate debt was approximately $2.5 billion.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of December 31, 2010, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $127.6 million for the Commonwealth and negative $30.8 million for the public corporations.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities amount to approximately $474.0 million for fiscal year 2011 and approximately $591.9 million for fiscal year 2012.

Mandatory Tender Bonds. As of December 31, 2010, the Commonwealth and the public corporations also had outstanding bonds bearing interest at a fixed rate but subject to mandatory tender for purchase prior to maturity, payable from the remarketing of the bonds, on certain specified dates (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth or the applicable public corporation may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds.

As of December 31, 2010, the Commonwealth had outstanding approximately $279.2 million of general obligation bonds subject to mandatory tender on July 1, 2012 and $1.95 billion of total bonds subject to mandatory tender by July 1, 2017.

The Commonwealth has entered into forward starting interest rate exchange agreements with respect to approximately $69.2 million of its Mandatory Tender Bonds. COFINA has also entered into forward starting interest rate exchange agreements with respect to approximately $907 million of Mandatory Tender Bonds of Public Finance Corporation. The forward starting interest rate exchange agreements assume that the Commonwealth Mandatory Tender Bonds will be remarketed as variable rate bonds after their mandatory tender date and that COFINA will issue variable rate bonds to refund the Public Finance Corporation Mandatory Tender Bonds on their mandatory tender date. If the Commonwealth and COFINA cannot remarket or issue these bonds as variable rate bonds at that time, they may have to terminate their respective forward starting interest rate exchange agreements, which may result in the payment of a termination amount. As of December 31, 2010, the mark-to-market value of these forward starting swaps to the Commonwealth and COFINA was negative $7.7 million and negative $154.3 million, respectively, which are the amounts the Commonwealth and COFINA would have been required to pay to terminate the swaps on that date.

Commonwealth Guaranteed Debt

As of September 30, 2010, $3.07 billion of Commonwealth guaranteed bonds of the Puerto Rico Public Buildings Authority (“Public Buildings Authority” or “PBA”) were outstanding. Maximum annual debt service on these bonds was to be $258.8 million in fiscal year 2011, with their final maturity being July 1, 2039. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, GDB held approximately $198.7 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. Payments of $38.1 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds.

As of September 30, 2010, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $985.3 million. This amount consisted of $284.8 million in revenue bonds sold to the public, $316.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $383.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was approximately $53.4 billion as of June 30, 2010, and the short-term public sector debt was approximately $3.5 billion as of that date. As of June 30, 2010, outstanding short-term debt, relative to total debt, was 6.1%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009 and 2010, GDB entered into fiscal oversight agreements with PRASA, PREPA, the Highway and Transportation Authority, and Ports Authority. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of September 30, 2010, GDB had total assets of $14.7 billion and total liabilities of $13.0 billion. GDB’s total capital as of such date was $1.7 billion and its total capital ratio was 11.69%.

As of June 30, 2010, $3.2 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $3 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of September 30, 2010. As of that date, GDB also had $7.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of February 10, 2011, GDB has not made any payment to the General Fund under Act 82 since fiscal year 2004.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of September 30, 2010, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expense, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of September 30, 2010, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $115.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $92.5 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds and notes that were issued to finance the construction of housing units approved for federal rental subsidies and to finance home ownership of single family housing units. Such bonds and notes are generally limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of September 30, 2010, the Housing Finance Authority had total notes and bonds outstanding of $982.3 million (including $865.5 million in outstanding bonds, $104.2 million of debt outstanding under GDB lines of credit, and $4.8 million in notes payable), and total unrestricted net assets of $266.2 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) promotes Puerto Rico’s hotel and tourism industry by working with private sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings for new hotel development projects. In certain cases, TDF acts as a direct lender, guarantees mezzanine financings and provides preferred equity capital. As of September 30, 2010, TDF had outstanding direct loans in an aggregate principal amount of $377 million and guarantees in the amount of $339 million.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $210 million with respect to several projects. Of the total amount disbursed, as of February 10, 2011, TDF has been able to recover approximately $156 million from the borrowers.

As of June 30, 2010, TDF had net assets of $171 million (including approximately $72.1 in equity investments transferred from the Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”)), and its allowance for losses on guarantees, loans, other assets and letters of credit was approximately $77.1 million.

Government Development Bank for Puerto Rico Capital Fund. The Capital Fund invests and trades in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of September 30, 2010, the Capital Fund had assets of $247,000.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) provides an alternate source of financing to private enterprises in Puerto Rico that have difficulties in obtaining financing from traditional sources. The Development Fund also guarantees obligations of these enterprises and invests in their equity securities. As of September 30, 2010, the Development Fund had $35.3 million in assets of consisting of (i) $7.1 million in loans, (ii) $5.7 million in preferred shares of various private entities, (iii) $15 million in loan guarantees under the “Key to Your Business” program of the Economic Development Bank, and (iv) $22.4 million in an interest bearing account.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of February 10, 2011, PFC holds notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. As of September 30, 2010, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems.

PRASA reported an operating loss of $58.3 million for fiscal year 2010, compared to operating losses of $63.7 million and $101.2 million for fiscal years 2009 and 2008, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of September 30, 2010, PRASA’s total debt was $3.4 billion. This debt includes outstanding bonds in the principal amount of $1.9 billion and interim financing for capital improvements in the principal amount of 1.4 billion. On November 9, 2010, PRASA’s rating was affirmed, but its outlook was revised from stable to negative. This negative outlook reflected PRASA’s continued reliance on GDB and the Commonwealth for financial support, as well as the operational challenges it faces to reduce the significant amount of water lost through its system.

The Commonwealth guarantees the principal and interest payments on outstanding revenue refunding bonds 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the agreements signed with the EPA and DOH agencies. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

PRASA has already invested $941 million in capital investment projects covering the first 5-year term of the above mentioned agreements.

During fiscal year 2011, PRASA had received $85 million in Commonwealth appropriations and $20 million in other Commonwealth available funds as of February 10, 2011. According to the provisions of PRASA’s trust agreement, these moneys are taken into account for purposes of determining its revenues and its compliance with certain covenants therein.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $1.2 billion Tobacco Settlement Asset-Backed Bonds in October 2002. The bond proceeds were used, among other things, to pay the cost of certain capital expenses of the Commonwealth and certain capital and working capital expenses of PRASA. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds. As of September 30, 2010, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any, other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through February 10, 2011, all principal and interest payments required to be made by Children’s Trust on its outstanding bonds have been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. PRDCA was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Roselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 2005. PRDCA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of September 30, 2010, PRDCA’s debt was $598.2 million, consisting of $447.1 million in outstanding bonds issued to finance the convention center that are payable from a portion of a hotel room tax and a $151.0 million line of credit with GDB used to finance the construction of the Coliseum that is payable from the Commonwealth’s General Fund.

Puerto Rico Electric Power Authority. PREPA owns and operates Puerto Rico’s electric power system.

PREPA reported net operating income of $377.7 million (unaudited), $362.6 million, $181.1 million and $370.9 million during fiscal years 2010, 2009, 2008 and 2007, respectively. The total debt of PREPA was $7.6 billion as of September 30, 2010. This debt includes outstanding bonds of $7.4 billion and interim financing for operations of $147.5 million.

In October 2010, PREPA issued its Power Revenue Refunding Bonds, Series DDD in the amount of $218,225,000 to refund a portion of its outstanding Power Revenue and Power Revenue Refunding Bonds for present value savings. PREPA has used and plans to continue to use the proceeds of these bonds to repay outstanding lines of credit used to fund capital improvements and finance working capital needs as well as to refund a portion of its outstanding bonds and provide for the termination of certain synthetic fixed swaps associated with the refunded bonds.

In December 2010, PREPA issued its Power Revenue Bonds, Series EEE (Issuer Subsidy Build America Bonds) in an aggregate principal amount of $355,730,000. The proceeds of these bonds are to be utilized to fund its capital improvement program, including the construction of a new natural gas pipeline.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of February 10, 2011, these two co-generation plants provide approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selects, through a bidding system, one private health insurance company in each of eight designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covers the entire island, and approximately 1.5 million persons were covered by the system during fiscal year 2010.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 200,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

The total cost of the health insurance program for fiscal year 2010 was $1.962 billion, compared to $1.861 billion for fiscal year 2009 and $1.735 billion for fiscal year 2008. For fiscal year 2010, the General Fund covered $1.2 billion of the total cost of the health insurance program. The remaining $762 million was to be paid from federal, municipal, internal and other sources.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. As of February 10, 2011, the estimated cost for “Mi Salud” during fiscal year 2011 was $1.930 billion. The General Fund was expected to cover $1.122 billion, while the remaining $808 million was to be paid from federal, municipal and other sources. This projection, however, did not take into account increases in the enrollment of new beneficiaries, which the Commonwealth indicated could affect this estimate.

As of February 10, 2011, the Governor had recently signed into law a bill that authorizes the Health Insurance Administration to borrow approximately $187 million from GDB in order to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a net operating loss of $492.0 million for fiscal year 2009, compared to net operating losses of $448.7 million and $386.0 million for fiscal years 2008 and 2007, respectively.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of February 10, 2011, consist of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of February 10, 2011, the Commonwealth had never applied such revenues for such payment.

As of September 30, 2010, PRHTA’s total debt was $7.2 billion, including $6.1 billion in outstanding bonds and interim, subordinated financings with GDB in the aggregate principal amount of $1.032 billion.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.25 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005 and as of February 10, 2011 has ridership of about 35,000 persons per day. The operation of the Tren Urbano generated a loss of $64.5 million, $62.5 million and $60.2 million in fiscal years 2009, 2008, and 2007, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, exist as of February 10, 2011, but as of that date PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

During the second quarter of fiscal year 2011, PRHTA and PPP Authority commenced a procurement process intended to lead to the establishment of a concession agreement for the operation of two toll roads. Future procurement processes are expected to lead to the establishment of concession agreements for the principal toll roads in Puerto Rico.

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $10.3 million for fiscal year 2010, compared to consolidated net operating losses of $6.0 million for fiscal year 2009 and consolidated net income of $6.1 million for fiscal year 2008. The total debt of PRIDCO was $412.6 million as of September 30, 2010. This debt includes outstanding bonds of $241.2 million and financings for operations of $171.4 million (including loans from its subsidiary Puerto Rico Industrial Investment Corporation).

During fiscal years 2006 and 2007 PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of September 30, 2010.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”). AFICA was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of September 30, 2010, approximately $1.4 billion of AFICA’s bonds were outstanding. In addition, as of September 30, 2010, AFICA has a $67 million line of credit with GDB with a principal outstanding balance of $59.2 million used for the acquisition of assets from PREPA.

Puerto Rico Infrastructure Financing Authority (“PRIFA”). PRIFA was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of September 30, 2010, PRIFA’s total debt was $1.84 billion. This debt includes bonds outstanding of $1.84 billion and interim financing for capital improvements of $3.4 million.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually thru fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. As of February 10, 2011, rum is the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through February 10, 2011, no such payments have been required. As of September 30, 2010, MFA had $1.1 billion of bonds outstanding.

Port of the Americas Authority. Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of September 30, 2010, GDB held approximately $198.7 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth.

The first phase of the Port was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5, and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. The second phase of the Port was completed in February 2009. This phase, which was designed to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”) per year, included (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet, (ii) reconstructing the container terminals, (iii) commencing certain required environmental risk mitigation procedures, and (iv) preparing final construction schematics.

A third phase, which provides for the expansion of the Port’s capacity, was initiated in May 2007. This phase includes (i) infrastructure improvements related to access roads, (ii) the development of utility infrastructure, namely, a new storm canal and the relocation of electricity lines and the water and sanitation system, (iii) additional dredging at certain pier locations, and (iv) the expansion of the container terminal. The first expansion under this phase is expected to provide sufficient capacity to process 500,000 TEU annually and was expected to be finished in the second half of 2011.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $47.6 million during fiscal years 2010 and 2009, respectively. The total debt of PRPA was $742.3 million as of September 30, 2010. This debt includes outstanding bonds of $46.3 million, credit facilities for capital improvements with GDB and private financial institutions of $309.3 million and a loan for operational purposes with private financial institutions of $386.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of September 30, 2010, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $153.2 million, which was due on June 30, 2010. Of this amount, $71.8 million, plus interest, is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.325 billion of bonds guaranteed by the Commonwealth. As of September 30, 2010, $3.070 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of September 30, 2010, PBA’s line of credit with GDB had an outstanding balance of $193.7 million.

Public-Private Partnerships Authority. PPP Authority is an independent governmental instrumentality of the Commonwealth created by Act No. 29 of June 8, 2009. The Authority is tasked with implementing the Commonwealth’s public policy regarding public-private partnerships to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. As of April 2010, the Authority had engaged various financial advisors to assist it in the evaluation of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the Authority has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport. As of September 30, 2010, the Authority has a $20 million revolving line of credit with GDB with an outstanding balance of $3.3 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of June 30, 2010, COFINA had approximately $13.4 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving, line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of Perpetual Trust, which generated interest ascending to $90.6 million as of June 30, 2010. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities, and a portion was assigned to complete construction projects in the original 686 special communities. Perpetual Trust has disbursed the total amount of $910.3 million as of June 30, 2010. As of September 30, 2010, Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. University of Puerto Rico (the “University”), with approximately 65,669 students in academic year 2009-2010, is the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of September 30, 2010, the University’s total debt was $554.3 million, consisting of outstanding revenue bonds (excluding $19.6 million owed by the University’s Medical Services).

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (“MSCHE”), the entity that accredits the University’s campuses, placed 10 of its 11 campuses on probation due to deficiencies in connection with two of 14 applicable standards and requested information with respect to a third standard. MSCHE also requested a report outlining the University’s plan in order to achieve and maintain compliance with those standards. Probationary periods are designed to last up to 24 months and the affected University campuses will maintain their MSCHE accreditation while on probation.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $1.469 billion as of September 30, 2010. Debt service on $701 million of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Preliminary General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

Preliminary General Fund total revenues for fiscal year 2010 were $7.691 billion, representing a decrease of $19.5 million from fiscal year 2009 revenues and an increase of $21 million from budgeted revenues for fiscal year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $258.3 million due to the increased allocation of this tax to COFINA. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.5 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. Preliminary revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

Preliminary total General Fund expenses (on a cash basis) for fiscal year 2010 amounted to $9.380 billion, which were composed of $8.976 billion of operational expenses and $403.6 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2010 of $1.3 billion was covered principally by proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2009 Compared to Fiscal Year 2008

General Fund total revenues for fiscal year 2009 were $7.710 billion, representing a decrease of $648.8 million, or 7.8%, from fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $111 million and in corporate income taxes of $189.9 million, (ii) a decrease of $58.9 million in excise taxes, (iii) a decrease of $182.3 million in miscellaneous non-tax revenues, and (iv) a decrease of $113.8 million in the sales and use tax revenues due primarily to a one-time change in the manner sales and use tax collections are reported by the Treasury Department. The decreases in revenues in these categories for fiscal year 2009 as compared to fiscal year 2008 reflect the acceleration of the economic recession during that fiscal year.

Total General Fund expenses (on a cash basis) for fiscal year 2009 amounted to $10.230 billion, which were composed of $9.623 billion of operational expenses and $607 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2009 of $2.5 billion was covered principally by proceeds from COFINA bond issues.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, Act No. 1 of January 31, 2011, which will apply for taxable years commencing after December 31, 2010 (“Act No. 1”). Many of the provisions of Act No. 1 are identical to the equivalent provisions of the PR Code. Thus unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act No. 1.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non-residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000. Under Act No. 1, the highest income tax bracket gradually increases every year for six years starting in taxable year 2011 from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act No. 1. After January 1, 2016, the top individual rate is lowered to 30%. Certain requirements that must be satisfied in order for tax benefits under Act No. 1 to enter into effect for taxable years starting after December 31, 2013 are noted below. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the tax incentives programs, it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act No. 1, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the Puerto Rico alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the Puerto Rico alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act No. 1, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non-residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) were subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act No. 1 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units are subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units are subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collects $690 million prior to January 1, 2012, the 5% tax will not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers are subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to Puerto Rico alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 is an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, are not affected by Act 7.

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applied to the 2010 tax return and was to provide a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranged from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers were also to be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward was extended from 7 years to 10 years. This first phase was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act No. 1, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act No. 1 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and was slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six-year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

Since Act 154 became effective on January 1, 2011, there can be no assurance as to the amount of revenues that will be collected by its application.

In connection with the expansion of the income tax and the imposition of the new excise tax, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause, for reasons discussed therein. Act 154 has not been challenged in court; consequently, no court has yet passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales

Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One-half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated total annual gross revenues for the General Fund of approximately $539 million for fiscal year 2010.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7 requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Such amendment also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. Motor vehicles, motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10%.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax is to apply during fiscal years 2010, 2011 and 2012, or until $690 million is collected. The additional real property tax, to be collected by the Treasury Department, will be equal to 0.591% of such properties’ appraised value as determined by CRIM. Act No. 1 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of February 10, 2011, the excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, as of February 10, 2011, the lesser of $10.50 per proof gallon and the actual excise tax imposed is returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2010, the total excise taxes on rum shipments returned to the Commonwealth was $352.3 million.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that will manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of February 10, 2011, all rum used in Captain Morgan products sold in the United States is procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which expires on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serralles during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serralles and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serralles is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products or new rum distilleries are established in Puerto Rico.

In an effort to maintain the local rum industry and preserve or increase the amount of federal excise taxes on rum shipments returned to Puerto Rico under the cover-over program, the Governor of Puerto Rico signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Government of Puerto Rico may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor of Puerto Rico to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund will be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act No. 1 replaced Act 178 and contains identical provisions.

As of February 10, 2011, the Government of Puerto Rico is in discussions with certain rum producers to provide them a series of subsidies and incentives, as permitted under Act No. 1, in order to promote the production of rum in Puerto Rico. If such discussions culminate in definitive agreements, this would allow such companies to benefit from the cover-over program rebate and would promote and encourage the export of rum produced in Puerto Rico.

Federal Grants

Puerto Rico receives grants under numerous federal programs. As of February 10, 2011, federal grants to the agencies and instrumentalities of the Commonwealth government were estimated to be $5.020 billion for fiscal year 2011, a decrease of $869 million, or 15%, from fiscal year 2010.

One of the sources of federal grants received by the Government, beginning on 2009, was ARRA. Puerto Rico expected to receive a total of approximately $6.966 billion in stimulus funds from ARRA, of which $508.9 million and $2.687 billion were disbursed by the government during fiscal years 2009 and 2010, respectively, and $2.442 billion were expected to be disbursed by the government during fiscal year 2011.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. As of June 30, 2009, the central government was responsible for making contributions with respect to 100,811 active members of the Employees Retirement System, or 63.0% of total active members (consisting of 24,545 Act 447 Participants, 38,066 Act 1 Participants and 38,200 System 2000 Participants). Municipalities were responsible for 34,987, or 21.9%, active members, and public corporations were responsible for 24,255, or 15.2%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements.

For the Employees Retirement System, the statutory employer contribution is at least 9.275% of covered payroll. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The employer contribution rate as of February 10, 2011 has been in effect since February 1990; prior to that date, Commonwealth departments, agencies and public corporations were required to make employer contributions of at least 8% of their covered payroll, while municipalities were required to make employer contributions of at least 7% of their covered payroll. Required employee contributions for the Employees Retirement System vary according how the individual employee’s retirement benefits are coordinated with social security benefits. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and (ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

For the Teachers Retirement System, the statutory employer contribution is 8.5% of covered payroll and 9.0% for the employees. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008. The Commonwealth is also ultimately responsible for any funding deficiency in the Teachers Retirement System and the Judiciary Retirement System.

Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the five fiscal years starting in fiscal year 2011. In July 2010, the Teachers Retirement System received the first installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of $79.2 million, $30.5 million and $62.1 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2010. As of June 30, 2010, the Teachers Retirement System was also seeking reimbursement from the Commonwealth of $491,000 (excluding the aforementioned $53.8 million) on account of System Administered Pension Benefits paid.

Composition and Market Value of Investment Portfolios. As of June 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.467 billion, compared to $4.603 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 36.3% of U.S. domestic and international equity investments, 14.8% of fixed-income securities, 29.7% of internally managed mortgage and personal loans portfolio, 17.8% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.338 billion. The decrease in the value of the investment portfolio since June 30, 2009 principally reflects the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.204 billion, compared to $2.180 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 60.4% of U.S. domestic and international equity investments, 19.1% of fixed-income securities, 19.2% of internally managed mortgage and personal loans portfolio, 0.20% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.314 billion.

As of June 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $83.9 million, compared to $76.1 million as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 63.9% of U.S. domestic and international equity investments, 34.8% of fixed-income securities, 1% of internally managed mortgage and personal loans portfolio and 0.40% of short-term cash equivalents. As of September 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $87.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. Actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2009. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems now plans to conduct annual actuarial valuations. As of February 10, 2011, preliminary results of new actuarial valuations as of June 30, 2010 were being evaluated by the Employees Retirement System and the Teachers Retirement System. These actuarial valuations were expected to be completed by the end of February 2011.

The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal year 2010, however, was higher than the assumed investment return utilized to prepare the actuarial accrued liability.

The ratio of the unfunded actuarial accrued liability (“UAAL”) to covered payroll is a measure of the significance of the UAAL relative to the capacity to pay it. The trend in the ratio provides information as to whether the financial strength of a pension plan is improving or deteriorating over time. As of June 30, 2009, the UAAL for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the UAAL of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and the Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%. Historical data show a steady increase in the UAAL to covered payroll for each of the Retirement Systems, which in turn shows a significant deterioration in their financial strength.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due. Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets. During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds increased the funds of the Employees Retirement System available to pay pension benefits. Although the original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt, the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds have in fact been lower than the cost of the Pension Bonds. As a result of market declines since the issuance of the Pension Bonds, the market value of some of the investments made with Pension Bonds proceeds is below their original cost. Thus, through February 10, 2011, the Pension Bonds transactions have negatively affected the

UAAL of the Employees Retirement System. Preliminary figures for the fiscal year ended June 30, 2010 show funding shortfalls of $542.3 million for the Employees Retirement System, $250.1 million for the Teachers Retirement System and $4.7 million for the Judiciary Retirement System.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. Based on the preliminary actuarial valuation report as of June 30, 2010, the Employees Retirement System expected to have a funding shortfall (after payment of debt service on the Pension Bonds) of $752 million for fiscal year 2011 and this negative trend is expected to continue. Based on the Employees Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being rapidly disfunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2019. This means that during the period from fiscal year 2014 through fiscal year 2019, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. Based on the preliminary actuarial valuation report as of June 30, 2010, the Teachers Retirement System expected to have a funding shortfall of approximately $274 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Teachers Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being gradually disfunded and projects that its net and gross assets will be depleted by fiscal year 2020.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. Based on the preliminary actuarial valuation report as of June 30, 2010, the Judiciary Retirement System expected to have a funding shortfall of approximately $8 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being disfunded and projects that its net and gross assets will be depleted by fiscal year 2018.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems and the current administration are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, as of February 10, 2011, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor of Puerto Rico established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals is that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations include various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration has assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations in order to determine which of its recommendations or other alternatives will be formally proposed. The implementation of most of the recommendations or other alternatives will require adopting legislation, which, as of February 10, 2011, the administration expected to submit during 2011. There can be no assurance as to which changes, if any, to the Retirement Systems will be proposed and adopted. Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of several of the measures mentioned above and it is not expected that a significant improvement would be achieved before several years have elapsed. In the short-term, the financial situation of the Retirement Systems may have an adverse impact on the Commonwealth’s budgetary situation.

On July 2, 2010, the Government enacted Act 70, which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria opted for early retirement by January 14, 2011 (or during such other period that may be established by a designated committee) and receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. Approximately 4,000 employees opted for early retirement under Act 70.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. However, due to the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post-employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. For fiscal year 2010, the Commonwealth paid $114.2 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2011, these benefits were expected to amount to $122.2 million.

According to preliminary actuarial valuations, as of June 30, 2010, the UAAL of these benefits for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $1,646 million, $694 million and $6 million, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For fiscal year 2010, approximately 34% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the

Commonwealth. This proportion was expected to decrease to 29% in fiscal year 2011. For fiscal year 2010, approximately 48% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch).

Budget for Fiscal Year 2010

Estimated revenues for fiscal year 2010 totaled $16.4 billion and projected General Fund revenues totaled $7.7 billion. The principal changes in General Fund revenues were accounted for mainly by increases in property taxes (up $229 million), corporate income tax (up $191.7 million), excise taxes on motor vehicles and accessories (up to $19.6 million), cigarettes and alcoholic beverages (up $49.2 million), and decreases in sales and use taxes (down $349.9 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income taxes (down $203.3 million), federal excise taxes on offshore shipments (down $39.7 million), and 10% withholding taxes on dividends (down $14.7 million).

Estimated expenses and capital improvements for the central government of all budgetary funds totaled $14.9 billion, a decrease of $2.0 billion from fiscal year 2009. General Fund expenditures were estimated to total $9.833 billion. The principal changes in General Fund expenditures by program in fiscal year 2010 compared to fiscal year 2009 were mainly attributable to increases in general obligation bonds debt service (up $255.4 million), and decreases in general government (down $1.5 billion), public safety and protection (down $1.2 billion), education (down $409.9 million), welfare (down $243.4 million), other debt service appropriations (down $195.8 million), health (down $194.2 million), economic development (down $55.6 million), transportation and communication (down $22.2 million), contributions to municipalities (down $18.5 million), and housing (down $17.7 million).

For fiscal year 2010, the government incurred an additional $2.2 billion in expenses, for a total of $9.833 billion in expenses. Approximately $2 billion of this amount was related to (i) transitory expenses related to the implementation of the expense-reduction measures included in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) to be incurred only in fiscal year 2010 (these expenses, which are not expected to be incurred in subsequent fiscal years, are a result of the expense reduction plan being implemented under Act 7). These additional expenses were included in the consolidated budget of the Commonwealth and were covered from proceeds of COFINA bond issues.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The budget provided for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion included base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010, and $30 million in additional revenues from casinos.

The principal changes in budgeted General Fund revenues compared to the fiscal year 2010 budget were accounted for mainly by projected increases in personal income taxes (up $198 million), property taxes (up $110 million), corporate income tax (up $101 million), excise taxes on motor vehicles and accessories (up $15 million) and sales and use taxes (up $59 million), and projected decreases in retained non-resident income taxes (down $26.5 million) and federal excise taxes on offshore shipments (down $12 million).

The fiscal year 2011 budget provided for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that were expected to be covered from proceeds of COFINA deposited in the Stabilization Fund. The budgeted total expenditures for fiscal year 2011 were $9.134 billion, or 10.1%, lower than budgeted total expenditures of $10.170 billion for fiscal year 2010, and $756 million, or 16.1%, lower than total expenditures of $10.890 billion for fiscal year 2009.

Budgeted expenses and capital improvements for the central government of all budgetary funds totaled $15.8 billion, an increase of $875.6 million from fiscal year 2010 budgeted appropriations. The principal changes in General Fund expenditures by program in fiscal year 2011 compared to the fiscal year 2010 budget were mainly due to increases in public safety and protection (up $519.2 million), other debt service appropriations (up $144.0 million), health (up $138.8 million), economic development (up $71.8 million), welfare (up $21.6 million) and special pension contributions (up $20.9 million), and decreases in general obligation bonds debt service (down $319.8 million) and education (down $124.5 million).

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2009, the Commonwealth has included in its financial statements reported liabilities of approximately $621 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $7 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Constitutionality of Act 7. On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. In the complaint, the plaintiffs challenge the constitutionality of Act 7 and seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The Commonwealth has indicated that the Government will continue to vigorously defend this case. As previously discussed, the Supreme Court of Puerto Rico has upheld the constitutionality of the provisions of Act 7 relating to employee dismissals and the administration continues with its implementation.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of February 10, 2011, attorneys in the case filed in Commonwealth court are trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings. Since mid-2009, the parties have been presenting evidence before a Special Master in order to determine the precise amounts of payments due to the health centers.

As of June 30, 2010, the Commonwealth had accrued $147 million in its financial statements for this legal contingency. This contingency, however, only covers amounts claimed in the federal lawsuit in connection with the period from July 2006 through June 2009. According to various recent rulings in this case, the Department of Justice believes that the total ultimate liability to the Commonwealth in the federal lawsuit should not exceed $28 million. Notwithstanding the foregoing, any amounts not paid in connection with the resolution of the federal lawsuit must ultimately be paid in connection with the Commonwealth lawsuit. In addition, the Department of Health must continue to comply with the federal Medicaid statute which requires that wraparound payments be issued to FQHCs every three to four months. These wraparound payments equal approximately $10 million each quarter. As of February 10, 2011, however, the Commonwealth, is challenging in federal court the wraparound payment formula pursuant to which these amounts are determined.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. Since December 2002, the Department of Education has paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. Still pending before the court are the claims for damages regarding the failure to provide adequate services. In 2005, the Court approved damages for the class as a whole. The Commonwealth appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages. Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs have approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. The Commonwealth has requested that plaintiffs provide a reasonable settlement amount in order to analyze and formally address the settlement proposal. As of February 10, 2011, the Commonwealth had not received a formal settlement request from the plaintiffs.

As of June 30, 2009, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $5 billion; however, as of February 10, 2011, the ultimate liability cannot be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

APPENDIX F

Western Asset Management Company Proxy Voting Policies and Procedures

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 28.	Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of May 31, 2010, and Amended and Restated Designation of Classes, effective as of May 31, 2010, are incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 27, 2010 (“Post-Effective Amendment No. 98”).

(b)	The Registrant’s By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c)	Not Applicable.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset California Tax Free Money Market Fund (formerly, Western Asset/Citi California Tax Free Reserves and before that, Citi California Tax Free Reserves), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Western Asset Liquid Reserves (formerly, Western Asset/Citi Liquid Reserves and before that, Citi Cash Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Western Asset Connecticut Municipal Money Market Fund (formerly, Western Asset/Citi Connecticut Tax Free Reserves and before that, Citi Connecticut Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Western Asset New York Tax Free Money Market Fund (formerly, Western Asset/Citi New York Tax Free Cash Reserves and before that, Citi New York Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Western Asset Tax Free Reserves (formerly, Western Asset/Citi Tax Free Reserves and before that, Citi Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Western Asset U.S. Treasury Reserves (formerly, Western Asset/Citi U.S. Treasury Reserves and before that, Citi U.S. Treasury Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money

Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Western Asset California Tax Free Money Market Fund (formerly, Western Asset/Citi California Tax Free Reserves and before that, Citi California Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Liquid Reserves (formerly, Western Asset/Citi Liquid Reserves and before that, Citi Cash Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Connecticut Municipal Money Market Fund (formerly, Western Asset/Citi Connecticut Tax Free Reserves and before that, Citi Connecticut Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Tax Free Money Market Fund (formerly, Western Asset/Citi New York Tax Free Cash Reserves and before that, Citi New York Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Tax Free Reserves (formerly, Western Asset/Citi Tax Free Reserves and before that, Citi Tax Free Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset U.S. Treasury Reserves (formerly, Western Asset/Citi U.S. Treasury Reserves and before that, Citi U.S. Treasury Reserves), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective

Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 65.

(e)	(1) Distribution Agreement dated December 1, 2008, between the Registrant, on behalf of Western Asset California Tax Free Money Market Fund, Western Asset Liquid Reserves, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, Western Asset U.S. Treasury Reserves, Western Asset AMT Tax Free Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Government Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (“Post-Effective Amendment No. 75”).

(f)	(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005.

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(h)	(1) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(3) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY

Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), as co-transfer agent is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(4) Board Resolutions regarding Expense Limitation Arrangements are filed herewith.

(i)	(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on July 29, 2008.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65.

(5) Opinion and Consent of Venable, LLP regarding the legality of Class N shares of each of Western Asset Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 98.

(6) Opinion and Consent of Venable, LLP regarding the legality of Class A, Class B and Class C shares of each of Western Asset Liquid Reserves and Western Asset Tax Free Reserves, Class A shares of each of Western Asset California Tax Free Money Market Fund and Western Asset New York Tax Free Money Market Fund and Class N shares of each of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market, Western Asset Municipal Money Market Fund and Western Asset New York Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 104”).

(7) Opinion and Consent of Venable, LLP regarding the legality of Service Shares of each of Western Asset Liquid Reserves, Western Asset U.S. Treasury Reserves, Western Asset Government Money Market Fund, Western Asset Tax Free Reserves, Western Asset California Tax Free Money Market Fund, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund and Western Asset Massachusetts Municipal Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 26, 2010 (“Post-Effective Amendment No. 107”).

(j)	(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated May 11, 2011 is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Form of Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset California Tax Free Money Market Fund, Western Asset Liquid Reserves, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, Western Asset U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund and Western Asset Municipal Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 98.

(n)	Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45.

(o)	Not Applicable.

(p)

(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-

Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM and certain supervised affiliates dated January 2010, is incorporated herein by reference to Post Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 26, 2010.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company

Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors
James W. Hirschmann III
Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.

Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 31 with respect to WAM:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Ave.

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael P. McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Joseph M. Furey – General Counsel and Secretary

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Ronald A. Holinsky – Deputy General Counsel

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All Addresses are 100 International Drive, Baltimore, MD 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust

55 Water Street

New York, NY 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9699

Providence, RI 02940-9699

(6)	Boston Financial Data Services, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 22nd day of July, 2011.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:

Western Asset Municipal Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset California Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 22, 2011.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Kaprel Ozsolak Kaprel Ozsolak	Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Rainer Greeven* Rainer Greeven	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.*	Trustee

Richard E. Hanson, Jr.

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ R. Jay Gerken R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(h)(4)	Board Resolutions regarding Expense Limitation Arrangements

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Power of Attorney dated May 11, 2011